Registration No. 333-58703                                   April 27, 2000


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        Post-Effective Amendment No. 2
                                       to
                                    FORM S-6



                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.       Exact name of trust:
         American Skandia Life Assurance Corporation Separate Account F

B.       Name of depositor:
         American Skandia Life Assurance Corporation

C.       Complete address of depositor's principal executive offices:
         One Corporate Drive, Shelton, CT 06484

D.       Name and complete address of agent for service:
         Scott K. Richardson, Esq.
         American Skandia Life Assurance Corporation
         One Corporate Drive
         Shelton, CT  06484

         It  is  proposed  that  this  filing  will  become   effective
         (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on _____________ pursuant to paragraph (a)(1) of rule 485
         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


E.       Title and  amount  of  securities  being  registered:
         Flexible Premium Variable Life Insurance.
         The Registrant elects to register an indefinite number of securities by this registration statement in accordance with Rule 24f-2 under the Investment Company Act of 1940.

F. Proposed maximum aggregate offering price to the public of the securities being registered:

G.       Amount of filing fee:
         None

H.       Approximate  date of proposed  public  offering
         As soon as practicable after the effective date of this Registration Statement.

         [ ] Check box if it is proposed that this filing will become effective on ______________ at ____________ pursuant to Rule 487.



                         RECONCILIATION AND TIE BETWEEN
                           FORM N-8B-2 AND PROSPECTUS


ITEM NO. OF
FORM N-8B-2                CAPTION IN PROSPECTUS

1.                          Face page

2.                          Face page

3.                          Not applicable

4.                          Distribution of this Offering

5.                          The Separate Account

6.                          The Separate Account

7.                          Not Applicable

8.                          Not Applicable

9.                          Legal Proceedings

10. Face page; Variable Investment Options; The Separate Account; Voting; Modification of the Separate Account; Additional Tax Considerations; Loans; Partial Withdrawals; Surrenders; Transfers and Allocation Services; Safekeeping of the Assets

11.                         Face page; Variable Investment Options

12.                         Face page; Variable Investment Options

13.                         Costs;    Variable   Investment   Options;    Taxes;
                            Additional Tax Considerations

14.                         Buying a Policy - How do I buy a Policy?

15. Account Value and Cash Value; Buying a Policy - How and When is my Premium Invested?

16. Buying a Policy - How and When is my Initial Premium Invested? Variable Investment Options

17.                         Partial  Withdrawals;   Surrenders;   Reinstatement;
                            Account Value and Cash Value; Buying a Policy; Pricing Transactions

18. Account Value and Cash Value; Variable Investment Options; The Separate Account; Safekeeping of the Assets

19.                         Reports

20.                         Voting; Safekeeping of the Assets

21.                         Loans

22.                         Not applicable

23.                         Safekeeping of the Assets

24.                         Not applicable

25.                         Regulation; The Insurance Company

26.                         Not applicable

27.                         The Insurance Company

28.                         Executive Officers and Directors

29.                         The Insurance Company

30.                         Not applicable

31.                         Not applicable

32.                         Not applicable

33.                         Not applicable

34.                         Not applicable

35.                         The Insurance Company; Regulation

36.                         Not applicable

37.                         Not applicable

38.                         Distribution of this Offering

39.                         Distribution of this Offering

40.                         Not applicable

41.                         The Insurance Company; Distribution of this Offering

42.                         Not applicable

43.                         Not applicable

44.                         Account Value and Cash Value; Pricing  Transactions;
                            Additional Tax Considerations; Net Investment Factor

45.                         Not applicable

46.                         Account Value and Cash Value; Pricing  Transactions;
                            Additional Tax Considerations; Net Investment Factor

47.                         Variable Investment Options; The Separate Account

48.                         Face Page; The Insurance Company

49.                         Not applicable

50.                         The Separate Account; Safekeeping of the Assets

51. Face Page; The Insurance Company; Benefits at the Insured's Death; Designations

52.                         Modification of the Separate Account

53.                         Additional Tax Considerations

54.                         Not applicable

55.                         Not applicable

56.                         Not applicable

57.                         Not applicable

58.                         Not applicable

59. Audited Consolidated Financial Statements of American Skandia Life Assurance Corporation; Financial Statements for American Skandia Life Assurance Corporation Separate Account F

                                     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                 One Corporate Drive, Shelton, Connecticut 06484


This Prospectus describes a flexible premium variable life insurance policy being offered by American Skandia Life Assurance Corporation ("we," "our," "us," "American Skandia," or "the Company"), One Corporate Drive, P.O. Box 883, Shelton, Connecticut, 06484. The policy may be offered as individual coverage or as an interest in a group policy. This Prospectus provides a detailed discussion of matters you should consider before buying a policy. This policy or certain of its investment options may not be available in all jurisdictions. Various rights and benefits may differ between jurisdictions to meet applicable law and/or regulations.

What is American Skandia offering? We are offering a type of cash value life insurance called "flexible premium variable life insurance." Each of these terms can be explained as follows:

|X| The coverage is called "life insurance" because a death benefit becomes payable to a beneficiary upon the death of the insured person (if coverage is issued on two insureds, the death benefit is payable upon the death of the second of the insureds to die). It is "cash value" life insurance because, in addition to a death benefit, it also provides living benefits for the owner, such as the right to take withdrawals and the right to take loans using the value of the policy as collateral.

|X| The coverage is "flexible premium" because it offers considerable flexibility in the timing and amount of premium payments after the initial premium. No additional premium must be paid unless it is required to pay the ongoing monthly charges. However, there is a minimum amount we accept, both for initial and subsequent premiums. There is also a maximum total amount you can pay. In order to achieve certain beneficial tax treatment for withdrawals and loans, you may need to limit the amounts you pay. If you pay the maximum allowable amount, you may not be able to pay any additional premiums without applying for additional insurance.

|X| The coverage is "variable" because you can allocate all or part of your premium to variable investment options that invest in an underlying mutual fund or a portfolio of an underlying mutual fund. The variable investment options are sub-accounts of American Skandia Life Assurance Corporation Separate Account F ("Account F"). The following underlying mutual funds or portfolios of the following underlying mutual funds are currently being offered: American Skandia Trust, The Alger American Fund, Montgomery Variable Series, INVESCO Variable Investment Funds, Inc. and Evergreen Variable Annuity Trust. The available portfolios of these underlying mutual funds are listed on page 20. The performance of the variable investment options is not guaranteed. You bear the investment risk if you allocate funds to these investment options because the performance of these investment options can decrease or increase. This can impact the death benefit and the cash value of the Policy.

|X| The coverage also allows you to allocate all or part of your premiums to a fixed option to which we credit a fixed rate of interest. We guarantee the rate of return on this option. These obligations are supported by our general account. We bear the investment risk if you allocate funds to this option.

|X| The Policy has a limited amount of liquidity during the first ten (10) years. During that period, you can only make withdrawals under certain medically-related circumstances or from premium amounts made in excess of certain limits. However, you can access a portion of the policy's value through policy loans using a portion of its value as collateral. Assuming that the policy is not treated as a MEC, policy loans receive favorable tax treatment. Policy loans are currently available at no net cost. Loans can have an impact on benefits that can be positive or negative.

|X| Depending on the timing and amount of your premium payments, the Policy may be treated as a modified endowment contract (or MEC). We evaluate your policy according to the "7-pay test" under the Code, which compares the amount of premiums paid to the amount of insurance purchased. If your policy "passes" the 7-pay test, it will not be treated as a MEC. As a non-MEC, partial withdrawals or loans you take from the policy will receive favorable tax treatment. If your policy does not pass the 7-pay test at any time, it will be treated as a MEC and will not be entitled to some of the beneficial tax treatment given to a non-MEC policy.


The variable life insurance policy described in this Prospectus is not a deposit of or guaranteed by, any bank or bank subsidiary, and is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Policy is subject to investment risks, including the possible loss of the principal amount invested.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS. KEEP IT FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------
FPVLI-PROS (05/2000)                CALL 1-800-752-6342 FOR FURTHER INFORMATION
                                                   Prospectus Dated: May 1, 2000

                     This page is intentionally left blank.

                                TABLE OF CONTENTS

Definitions........................................................................................................................5
Summary of Costs...................................................................................................................8
Description of the Offering.......................................................................................................11
   Purchasers.....................................................................................................................11
   Benefits at the Insured's Death................................................................................................11
   Account Value and Cash Value...................................................................................................13
   Cash Value Credits.............................................................................................................14
   Costs..........................................................................................................................15
   Buying a Policy................................................................................................................18
   Variable Investment Options....................................................................................................20
   Additional Premiums............................................................................................................28
   Keeping the Policy In Force....................................................................................................28
   Transfers and Allocation Services..............................................................................................29
   Loans..........................................................................................................................29
   Partial Withdrawals............................................................................................................30
   Surrenders.....................................................................................................................31
   Accelerated Death Benefit......................................................................................................31
   Medically-Related Waiver.......................................................................................................32
   Risks..........................................................................................................................32
   Other Rights...................................................................................................................32
   The Insurance Company..........................................................................................................33
   The Separate Account...........................................................................................................33
   Taxes..........................................................................................................................33
   Available Information..........................................................................................................34
Miscellaneous Provisions and Additional Details...................................................................................35
   Providing Services to You......................................................................................................35
   Designations...................................................................................................................35
   Net Investment Factor..........................................................................................................35
   Allocation Programs............................................................................................................36
   Limitations on Transfers.......................................................................................................36
   Death During the Grace Period..................................................................................................36
   Reinstatement..................................................................................................................36
   Maturity.......................................................................................................................36
   Pricing Transactions...........................................................................................................37
   Delaying Transactions..........................................................................................................37
   Voting.........................................................................................................................37
   Transfers, Assignments, Pledges................................................................................................38
   Reports........................................................................................................................38
   Incontestability...............................................................................................................38
   Suicide........................................................................................................................38
   Misstatement...................................................................................................................39
   Backdating.....................................................................................................................39
   Policy Loans on Exchanges......................................................................................................39
   Resolving Material Conflicts...................................................................................................39
   Modification of the Separate Account...........................................................................................39
   Entire Contract................................................................................................................40
   Additional Tax Considerations..................................................................................................40
   Safekeeping of the Assets......................................................................................................42
   Regulation.....................................................................................................................42
   Legal Matters..................................................................................................................43
   Legal Proceedings..............................................................................................................43
   Experts........................................................................................................................43
   Distribution of this Offering..................................................................................................43
   Illustrations..................................................................................................................44
   Executive Officers and Directors...............................................................................................46
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN SKANDIA LIFE ASSURANCE CORPORATION...........................................1
Financial Statements for American Skandia Life Assurance Corporation Separate Account F............................................1
Appendix A Multiple Factors for Determination of Minimum Required Death Benefits...................................................2
Appendix B Guaranteed Maximum Monthly Cost of Insurance Charges....................................................................4
Appendix C Current Monthly Cost of Insurance Rates.................................................................................6
Appendix D Description of the Calculation of Current Monthly Cost of Insurance Charges.............................................8
Appendix E Maximum Annual Assessable Premiums per $1,000 of Specified Amount.......................................................9
Appendix F Hypothetical Illustration of Accelerated Death Benefit.................................................................11

                                   DEFINITIONS

The following are key terms used in this Prospectus. Other terms are defined in this Prospectus as they appear.

ACCOUNT VALUE is the value of your allocation to each Sub-account and any Fixed Allocation, plus any earnings and less any losses, distributions and charges thereon, plus the value of any amounts in the Loan Account, plus any earnings and less any distributions and charges thereon, all before assessment of any contingent deferred sales charge or Debt. Account Value is determined separately for each Sub-account and each Fixed Allocation, as well as for any amounts in the Loan Account, and then totaled to determine the Account Value of your entire Policy.


AGE is the age of an Insured for purposes of this Policy. Initially, and for the first Policy Year, it is the age last birthday of an Insured as of the Policy Date. In each following Policy Year, it is the age last birthday of an Insured as of the preceding Policy Anniversary. If there is more than one Insured, it is the age of the younger Insured.


APPLICATION is the form or combination of forms you must submit to apply for a Policy. If there are two Insureds, the Application must be completed for both Insureds.

ASSESSABLE PREMIUM is the portion of Premiums paid against which we assess any applicable contingent deferred sales charge upon a surrender of the Policy.

BENEFICIARY  is a  person  or  entity  you  designate  for us to pay  any  Death
Proceeds. Unless otherwise specified, Beneficiary refers to all persons or entities so designated.

CASH VALUE is the Account Value less any contingent deferred sales charge, less any unpaid charges and Debt.

CASH VALUE CREDITS are amounts we credit to your Account Value. We credit these amounts if your total Cash Value on a Policy Anniversary equals or exceeds a Cash Value trigger.

CODE is the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

DEATH BENEFIT is the amount payable as a result of an Insured's death before any reduction due to Debt and any unpaid charges due and before addition of any interest due pursuant to law. If there is a second Insured, the Death Benefit is payable upon the death of the last surviving Insured.

DEATH PROCEEDS equals the Death Benefit less any reduction due to Debt and any unpaid charges due and after addition of any interest due pursuant to law.

DEBT is the total of any outstanding loan and loan interest.


EXCHANGE POLICY is a Policy purchased as part of an exchange of life insurance policies that does not incur any current taxation pursuant to Section 1035 of the Code or any successor provision into which the surrender value of one or more prior policies is contributed to the Policy in conjunction with such exchange.


EXEMPT PREMIUM is the portion of Premiums paid against which we do not assess any contingent deferred sales charge upon surrender or withdrawal and the amount of any loans we establish in conjunction with your purchase of an Exchange Policy.

FIXED ALLOCATION is an allocation of Account Value to our general account that is credited a fixed rate of interest.

GUARANTEED MINIMUM DEATH BENEFIT is the minimum amount we guarantee is payable as a result of the Insured's death, before we assess any unpaid charges due and any reduction for Debt. However, this benefit does not apply once the Insured reaches Age 100, or if there are two Insureds, when the younger Insured reaches Age 100 or would have reached that Age if the younger Insured dies before the older Insured.

IN WRITING is in a written form, in a manner we accept, that is satisfactory to us and filed at our Office. We retain the right to specifically agree in advance to accept communication regarding a specific matter by telephone or by some other form of electronic transmission, in a manner we prescribe.


INSURED is the person(s) upon whose life coverage is issued and as a result of whose death the Death Proceeds are payable. If there is more than one Insured, Insured means the last surviving Insured, unless otherwise stated.


ISSUE DATE is the date we issue your Policy.

LOAN ACCOUNT is where we maintain Account Value as collateral for a loan to you from us.

MAXIMUM ANNUAL ASSESSABLE PREMIUM is the maximum amount of Premium against which we will assess any contingent deferred sales charge upon surrender of the Policy. We do not assess any contingent deferred sales charge upon surrender against any portion of the Premium you pay that exceeds the maximum amount for that Policy Year.


MEC is a modified endowment contract as defined in Section 7702A of the Code or any successor provision thereto. Whether a Policy is a "MEC" or a "non-MEC" depends on whether the Policy satisfies the "7-pay test", a test outlined in the Code that compares the amount of premiums paid to the amount of insurance purchased.


MEC THRESHOLD AMOUNT is the annual level amount of Premium which, if exceeded, would cause the Policy to become a MEC.

MINIMUM REQUIRED DEATH BENEFIT is the minimum amount due as a result of the Insured's death pursuant to the applicable test we apply in accordance with the Code, prior to any reduction for Debt.

MONTHLY PROCESSING DAY/DATE is the Valuation Day each month when we deduct charges from the Account Value. The first Monthly Processing Date is the Policy Date. After that, the Monthly Processing Dates generally occur on the same day of the month as the Policy Date. If the Monthly Processing Date occurs on a day that is not a Valuation Day, the Monthly Processing Date that month will be the next Valuation Day.


NET AMOUNT AT RISK is the difference between the Death Benefit and the Account Value. We use a formula when calculating the Net Amount at Risk as part of determining the monthly cost of insurance charge.


NET PREMIUM is a Premium less the deduction for premium taxes, "DAC" taxes and any amount deductible from Premium for an optional additional benefit should you elect such benefits.


OFFICE  is  our   administrative   office:   American   Skandia  Life  Assurance
Corporation, P.O. Box 290698, Wethersfield, Connecticut 06129-0698.

OWNER is either an entity or person who may exercise the ownership rights provided by a Policy. If we issue a certificate representing interests in a group life insurance policy, the rights, benefits, and requirements of and the events relating to an Owner, as described in this Prospectus, will be your rights as participant in such group policy. Unless later changed, Owner refers to all persons or entities designated as such in your Policy.

POLICY is the insurance contract or certificate we issue as evidence of our commitment to pay the Death Proceeds upon the death of the Insured.

POLICY ANNIVERSARY is the anniversary of the Policy Date.

POLICY DATE is the effective date of your Policy.

POLICY MONTH is the period from one Monthly Processing Day to the next.

POLICY YEARS are continuous 12-month periods that begin on the Policy Date and each Policy Anniversary thereafter.

PORTFOLIO is a portfolio of an underlying mutual fund.

PREMIUM is each consideration you give to us for the rights, privileges and benefits provided by a Policy according to its terms. This includes Premium paid as of the Policy Date, as shown in the Policy, and any additional consideration we choose to accept.

SEPARATE ACCOUNT is our separate account to which we allocate assets in relation to our obligations for benefits based on the variable investment options. American Skandia Life Assurance Corporation Separate Account F (also referred to as Separate Account F) is the separate account utilized for the Policy.

SPECIFIED AMOUNT is a measure we use in determining the Death Benefit.

SUB-ACCOUNT is a division of the Separate Account.

UNIT is a measure used to calculate Account Value in a Sub-account.

UNIT PRICE is used for calculating: (a) the number of Units allocated to a Sub-account; and (b) the value of transactions into or out of a Sub-account or benefits based on Account Value in a Sub-account. Each Sub-account has its own Unit Price, which will vary each Valuation Period to reflect the investment experience of that Sub-account.

VALUATION DAY/DATE is every day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"we," "us," "our," "American Skandia," or "the Company" means American Skandia Life Assurance Corporation.

"you" or "your" means the Owner.

                                SUMMARY OF COSTS

The following is a summary of the cost of the Policies being offered, or, in the case of costs that vary from Policy to Policy, a short description of how such costs are determined. All of these costs are described in more detail within this Prospectus.

----------------------------------- -------------------------------------------------------------------- ---------------------------
               COST                                          AMOUNT DEDUCTED/                                    WHEN DEDUCTED
                                                            DESCRIPTION OF COST
----------------------------------- -------------------------------------------------------------------- ---------------------------
Premium Tax                                        Generally from 0% to 3.5% of Premium                    From each Premium payment
----------------------------------- -------------------------------------------------------------------- ---------------------------
"DAC" Tax                                                    1.15% of Premium                              From each Premium payment
----------------------------------- -------------------------------------------------------------------- ---------------------------
Mortality & Expense Risk Charge               0.90% per year of the value of each Sub-account                        Daily
----------------------------------- -------------------------------------------------------------------- ---------------------------
Administration Charge                         0.25% per year of the value of each Sub-account                        Daily
----------------------------------- -------------------------------------------------------------------- ---------------------------
Cost of Insurance                          Charge  varies   depending  on  a  number  of
                                           factors,  including,  Age (at Monthly issue),
                                           gender (where permitted), tobacco usage class
(See Appendix B for information            and risk class of each Insured. The charge is        (Pro-rata from the variable
on guaranteed cost of insurance            assessed  as an  amount  per  $1,000  of  Net        and fixed  investment options
rates  and  Appendix  C for                Amount at Risk plus a $12  monthly  fee.  The         in which you maintain Account
information on current                     rate  per   $1,000  of  Net  Amount  at  Risk        Value)
cost of insurance  rates.)                 generally increases as the Insured(s) age(s).
                                           Current  Cost  of  Insurance   rates  can  be
                                           changed during the life of a Policy,  but are
                                           subject to guaranteed maximum charges.
----------------------------------- -------------------------------------------------------------------- ---------------------------
----------------------------------- -------------------------------------------------------------------- ---------------------------
Sales Charge                                        0.40% per year of the Account Value                Monthly for the 1st 10 Policy
                                                                                                                     Years

----------------------------------- -------------------------------------------------------------------- ---------------------------
----------------------------------- ----- ------ ----- ----- ----- ------ ----- ----- ----- ------ ----- ---------------------------
Contingent Deferred Sales Charge    Yr      1     2     3     4      5     6     7     8      9     10           Upon Surrender
                                                                                                         (Policy Years 1 through 10)
----------------------------------- ----- ------ ----- ----- ----- ------ ----- ----- ----- ------ -----
                                     %     10     9     8     7      6     5     4     3      2     1
----------------------------------- ----- ------ ----- ----- ----- ------ ----- ----- ----- ------ -----
                                    Contingent   Deferred  Sales  Charges  are  only  assessed  against
                                    Assessable   Premium.   No  Contingent  Deferred  Sales  Charge  is
                                    assessed against Exempt Premium.
----------------------------------- -------------------------------------------------------------------- ---------------------------
Transfer Fee                                                      $10.00                                After the 12th transfer each
                                                                                                                  Policy Year
----------------------------------- -------------------------------------------------------------------- ---------------------------
Partial Withdrawal Transaction Fee                                $25.00                                    Upon Partial Withdrawal
----------------------------------- -------------------------------------------------------------------- ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           Underlying Mutual Fund Portfolio Annual Expenses
                               (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

Below are the investment management fees, other expenses, and the total annual expenses for each Portfolio as of December 31, 1999. The total annual expenses are the sum of the investment management fee, other expenses and any 12b-1 fees.
Each figure is stated as a percentage of the Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. Any footnotes about expenses appear after the list of all the Portfolios. Those Portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The Portfolio information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
                                                    Management     Other          Estimated    Total Annual   Fee          Net
                                                       Fees         Expenses    Distribution    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                               and Service    Operating    and           Fund
                                                                                   (12b-1)       Expenses    Expense       Operating
                                                                                  Fees (1)                   Reimbursement  Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
American Skandia Trust:

  AST Founders Passport                               1.00%          0.29%          0.00%         1.29%          N/A         1.29%
  AST AIM International Equity                        0.87%          0.31%          0.04%         1.22%          N/A         1.22%
  AST Janus Overseas Growth                           1.00%          0.23%          0.02%         1.25%          N/A         1.25%
  AST American Century International Growth           1.00%          0.50%          0.00%         1.50%          N/A         1.50%
  AST American Century International Growth II        1.00%          0.26%          0.02%         1.28%          N/A         1.28%
  AST MFS Global Equity (3)                           1.00%          1.11%          0.00%         2.11%         0.36%        1.75%
  AST Janus Small-Cap Growth                          0.90%          0.18%          0.01%         1.09%          N/A         1.09%
  AST Kemper Small-Cap Growth                         0.95%          0.19%          0.03%         1.17%          N/A         1.17%
  AST Lord Abbett Small Cap Value                     0.95%          0.29%          0.00%         1.24%          N/A         1.24%
  AST T. Rowe Price Small Company Value               0.90%          0.21%          0.00%         1.11%          N/A         1.11%
  AST Janus Mid-Cap Growth (4)                        1.00%          0.22%          0.04%         1.26%          N/A         1.26%
  AST Neuberger Berman Mid-Cap Growth                 0.90%          0.23%          0.04%         1.17%          N/A         1.17%
  AST Neuberger Berman Mid-Cap Value                  0.90%          0.23%          0.12%         1.25%          N/A         1.25%
  AST Alger All-Cap Growth(5)                         0.95%          0.22%          0.06%         1.23%          N/A         1.23%
  AST T. Rowe Price Natural Resources                 0.90%          0.26%          0.01%         1.17%          N/A         1.17%
  AST Alliance Growth                                 0.90%          0.21%          0.00%         1.11%          N/A         1.11%
  AST MFS Growth (3)                                  0.90%          0.45%          0.00%         1.35%          N/A         1.35%
  AST Marsico Capital Growth                          0.90%          0.18%          0.04%         1.12%          N/A         1.12%
  AST JanCap Growth                                   0.90%          0.14%          0.01%         1.05%         0.04%        1.01%
  AST Sanford Bernstein Managed Index 500             0.60%          0.19%          0.00%         0.79%          N/A         0.79%
  AST Cohen & Steers Realty                           1.00%          0.27%          0.02%         1.29%          N/A         1.29%
  AST American Century Income & Growth                0.75%          0.23%          0.00%         0.98%          N/A         0.98%
  AST Alliance Growth and Income                      0.75%          0.18%          0.08%         1.01%         0.01%        1.00%
  AST MFS Growth with Income (3)                      0.90%          0.33%          0.00%         1.23%          N/A         1.23%
  AST INVESCO Equity Income                           0.75%          0.18%          0.04%         0.97%          N/A         0.97%
  AST AIM Balanced                                    0.74%          0.26%          0.02%         1.02%          N/A         1.02%
  AST American Century Strategic Balanced             0.85%          0.25%          0.00%         1.10%          N/A         1.10%
  AST T. Rowe Price Asset Allocation                  0.85%          0.22%          0.00%         1.07%          N/A         1.07%
  AST T. Rowe Price Global Bond                       0.80%          0.31%          0.00%         1.11%          N/A         1.11%
  AST Federated High Yield                            0.75%          0.19%          0.00%         0.94%          N/A         0.94%
  AST PIMCO Total Return Bond                         0.65%          0.17%          0.00%         0.82%          N/A         0.82%
  AST PIMCO Limited Maturity Bond                     0.65%          0.21%          0.00%         0.86%          N/A         0.86%
  AST Money Market                                    0.50%          0.15%          0.00%         0.65%         0.05%        0.60%

The Alger  American Fund:

  Growth                                              0.75%          0.04%            N/A         0.79%         0.00%        0.79%
  MidCap Growth                                       0.80%          0.05%            N/A         0.85%         0.00%        0.85%

Montgomery Variable Series:

  Emerging Markets                                    1.25%          0.50%            N/A         1.75%         0.00%        1.75%
---------------------------------------------- --------------- ------------- -------------- ------------- ------------ -------------

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
                                                    Management     Other          Estimated    Total Annual   Fee          Net
                                                       Fees         Expenses    Distribution    Portfolio    Waivers       Annual
              UNDERLYING PORTFOLIO                                               and Service    Operating    and           Fund
                                                                                   (12b-1)       Expenses    Expense       Operating
                                                                                  Fees (1)                   Reimbursement  Expenses

------------------------------------------------- --------------- ------------- -------------- ------------- ------------ ----------
INVESCO Variable Investment Funds, Inc.:

  Technology                                           0.75%         0.78%           None          1.53%         0.21%        1.32%
  Health Sciences                                      0.75%         2.11%           None          2.86%         1.37%        1.49%
  Financial Services                                   0.75%         1.75%           None          2.50%         1.09%        1.41%
  Telecommunications                                   0.75%         0.55%           None          1.30%         0.02%        1.28%
  Dynamics                                             0.75%         1.53%           None          2.28%         0.99%        1.29%

Evergreen Variable Annuity Trust:

  Global Leaders (6)                                   0.95%         0.25%            N/A          1.20%         0.19%        1.01%
  Special Equity (6)                                   1.36%         2.35%            N/A          3.71%         2.68%        1.03%
------------------------------------------------- --------------- ------------- --------------

1 American Skandia Trust (the "Trust") adopted a Distribution Plan (the "Distribution Plan") under Rule 12b-1 of the Investment Company Act of 1940 to permit an affiliate of the Trust's Investment Manager to receive brokerage commissions in connection with purchases and sales of securities held by Portfolios of the Trust, and to use these commissions to promote the sale of shares of such Portfolios. The staff of the Securities and Exchange Commission takes the position that commission amounts received under the Distribution Plan should be reflected as distribution expenses of the Portfolios. The Portfolios would pay the same or comparable commission amounts irrespective of the Distribution Plan; accordingly, total returns for the Portfolios are not expected to be adversely affected. The Distribution Fee estimates are derived from data regarding each Portfolio's brokerage transactions, and the proportions of such transactions directed to selling dealers, for the period ended December 31, 1999. However, it is not possible to determine with accuracy actual amounts that will be received under the Distribution Plan. Such amounts will vary based upon the level of a Portfolio's brokerage activity, the proportion of such activity directed under the Distribution Plan, and other factors.
2 The Investment Manager of American Skandia Trust has agreed to reimburse and/or waive fees for certain Portfolios until at least October 17, 2000. The caption "Total Annual Fund Operating Expenses" reflects the Portfolios' fees and expenses before such waivers and reimbursements, while the caption "Net Annual Fund Operating Expenses" reflects the effect of such waivers and reimbursements.
3 These Portfolios commenced operations on October 18, 1999. "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2000.
4 This Portfolio commenced operations on May 1, 2000. "Other Expenses" are based on estimated amounts for the fiscal year ending December 31, 2000.
5 This Portfolio commenced operations as of December 30, 1999. "Other Expenses" shown are based on estimated amounts for the fiscal year ending December 31, 2000.
6 These portfolios commenced operations on September 30, 1999. Expenses have been estimated based upon current fund contracts.

                           DESCRIPTION OF THE OFFERING

This Policy is described using a "question and answer" format that assumes you, the prospective purchaser, are asking the questions. The paragraphs are numbered for your convenience.

                                   PURCHASERS

[1] Who should buy this Policy? Life insurance can be bought to meet a number of needs of individuals or entities, such as corporations or trusts. Different types of life insurance are designed to address certain needs more than others. This Policy may be appropriate for a number of persons or entities, but it may be especially useful for persons addressing a range of estate planning needs who also may need access to some or all of the Cash Value to meet supplemental retirement income needs or for emergency expenses. For estate tax purposes, purchasers may want to consider placing this type of coverage in a trust or transferring ownership of the Policy in an effort to remove the asset from their estate, particularly if, at any point, the purchaser believes the Cash Value may not be needed as a resource for other purposes. This Policy may also be useful for persons seeking to make a sizable donation to a charity or eligible non-profit organization, where the charity is named both Owner and Beneficiary of the Policy, and the donor is named as the Insured. You should carefully evaluate with your financial representative whether this Policy is right for your specific needs in light of your entire situation and your personal and financial goals. In particular, you should evaluate the advantages and disadvantages of replacing any existing life insurance or annuity coverage with this Policy. If you are seeking specific tax consequences, you should consult with a competent tax advisor as to whether and how your goals may best be achieved. These policies may not be an appropriate investment if purchased within a retirement plan qualified under the Code. You should consult a competent tax advisor or financial professional about using these policies in such plans.

--------------------------------------------------------------------------------
American Skandia offers several different types of variable life insurance policies which your financial professional may be authorized to offer to you. Each of these policies can be structured to address a particular life insurance need that you may have. The features, benefits and charges may differ to some degree between each policy we offer. Some of these differences can affect the amount of your death benefit, the degree to which you can access some of the policy's Cash Value through loans and withdrawals and the charges that you will be subject to if you choose to surrender the policy. The compensation that we pay for sales of these policies may also differ.
--------------------------------------------------------------------------------

                         BENEFITS AT THE INSURED'S DEATH

[2] What benefits are due as a result of the Insured's death? The benefits due as a result of the Insured's death are the Death Proceeds. If there are joint Insureds, the benefits are due as a result of the death of the last surviving Insured. e Death Proceeds are based on the Death Benefit as of the date we receive all our requirements for paying a death claim and are satisfied that the death claim can be paid. These requirements include, but are not limited to, receipt of a valid death certificate and information we need to make payments to all Beneficiaries.

         We determine the Death Proceeds by first subtracting any Debt and any unpaid charges due from the Death Benefit. We then add any interest amount required by law. The Death Benefit will not be less than the Cash Value at any time.

[3] What is the Death Benefit? The Death Benefit is the greatest of the Basic Death Benefit, the Minimum Required Death Benefit and the Guaranteed Minimum Death Benefit, each are described in more detail below.

[4] What is the Basic Death Benefit? Do you offer different Death Benefit Options? The Basic Death Benefit depends on which of the two (2) Death Benefit Options you select. The Death Benefit Options are Option I (Level) or Option II (Variable), as described below. Your choice of Death Benefit Option will produce a different Basic Death Benefit calculation as of the Policy Date and in the future.

---------------------------- ---------------------------------------------------
   Death Benefit Option                           Basic Death Benefit
---------------------------- ---------------------------------------------------
        Option I -                                  Specified Amount

          LEVEL
---------------------------- ---------------------------------------------------
       Option II -                       Specified Amount plus the Account Value
         VARIABLE
---------------------------- ---------------------------------------------------

[5] What is the Specified Amount? The Specified Amount is a measuring device we use in determining the Death Benefit before the Insured's Age
         100. On your Application, you indicate the Specified Amount you want us to issue for your Policy. We may issue that amount, or we may offer to issue a lower Specified Amount if the Insured(s) do(es) not qualify for the amount you seek under our underwriting rules. The Specified Amount remains level unless you request an increase or decrease and we agree to such a change. Under certain circumstances, a partial withdrawal may also reduce the Specified Amount, as discussed in the section on Partial Withdrawals.

[6] What is the Minimum Required Death Benefit? The Minimum Required Death Benefit is the minimum amount that must be payable at the Insured's death, before reduction for any Debt, for the Policy to be treated as life insurance under the Code. The Minimum Required Death Benefit changes as the Account Value changes. We determine the Minimum Required Death Benefit by multiplying the Account Value by factors that vary by the attained Age, gender (where permitted), tobacco usage class and risk class of each Insured. When there are joint Insureds, the factors used to determine the Minimum Required Death Benefit are based on an actuarial derivation of the factor applicable for each Insured. The gender and risk class of the Insured does not change, so the only element that changes the factors and effects the Minimum Required Death Benefit after the Policy Date is the aging of the Insured, unless the Insured applies for and we agree to a change in tobacco usage class. The factors we apply to determine the Minimum Required Death Benefit are shown in Appendix A.

[7] What is the Guaranteed Minimum Death Benefit? The Guaranteed Minimum Death Benefit is used to determine the Death Benefit when it is greater than the Basic Death Benefit, based on the Death Benefit Option you chose, and the Minimum Required Death Benefit. There is no Guaranteed Minimum Death Benefit beyond Age 100 of the Insured, or if the policy terminates before the Insured's death.

          The Guaranteed Minimum Death Benefit under the following circumstances are:

               |X| On the Policy Date: the Guaranteed Minimum Death Benefit equals the initial Premium.

               |X|  After  the   Policy   Date  and   until  the  first   Policy
                    Anniversary: the Guaranteed Minimum Death Benefit is the total of all Premiums paid, less any partial withdrawals.

               |X| After the first Policy Anniversary but before the "target date": (the Policy Anniversary when the Insured is Age 75), the Guaranteed Minimum Death Benefit is the higher of the total of all Premiums paid less all partial withdrawals and the highest "Anniversary Value," which is the Account Value on any Policy Anniversary less all subsequent partial withdrawals.

               |X| On or after the "target date": the Guaranteed Minimum Death Benefit is the higher of the total of all Premiums paid less all partial withdrawals and the highest Anniversary Value as of the "target date," less all partial withdrawals after the "target date." If there are two Insureds, the Guaranteed Minimum Death Benefit ends based on the Age of the younger Insured, or what would have been the age of the younger Insured if the younger Insured predeceases the older Insured.

               |X| If the Insured is Age 75 or older on the Policy Date: the Guaranteed Minimum Death Benefit is the total of all Premiums paid less all partial withdrawals.

               |X| If the Policy is issued for two (2) Insureds: the "target date" is based on the age of the younger Insured, or what would have been the age of the younger Insured if the younger Insured predeceases the older Insured. This also applies if, as of the Policy Date, the younger Insured is younger than Age 75.

[8] Is there any age limit on the Death Benefit? Yes. On a single life Policy, on or after the Policy Anniversary the Insured attains Age 100, the Death Benefit equals the Account Value. On a joint life Policy, on or after the Policy Anniversary the younger Insured, attains or, if that person is deceased, would have been, Age 100, the Death Benefit equals the Account Value.

[9] Does choosing between Death Benefit Option A and B affect anything other than the Death Benefit? Yes. Certain Death Benefit Options may result in higher monthly charges. Choosing Option A or Option B affects the Net Amount at Risk which will have an impact on the amount you pay in cost of insurance charges. Option B initially has a higher Net Amount at Risk which will result in a higher cost of insurance charge. It may also have an impact on what you might pay upon surrender. How these charges work are discussed in more detail below in the section on "Costs." An increase in charges has a negative impact on the growth of your Account Value. A decrease in charges has a positive impact on the growth of your Account Value.

[10] Who chooses which option to use? You choose the option on your Application for a Policy. If you do not elect a Death Benefit Option on your Application we will review the Application to determine if our underwriting requirements are met. However, we will require you to elect either Death Benefit Option A or B prior to issuing a Policy.

[11] May I change the Death Benefit Option or the Specified Amount? While the Insured is alive, you may request to change the Death Benefit Option or to increase or decrease the Specified Amount to meet changing needs or goals.

         Any change to the Death Benefit Option is subject to our acceptance and our rules, which include, but are not limited to the following:

     |X|  Any change must take effect after the first Policy Year.

     |X|  We only permit one such change per Policy Year.

     |X|  We must receive the request In Writing at our Office.

     |X| We may require satisfactory evidence of insurability for any change that prospectively increases the Net Amount at Risk.

     |X| If evidence of insurability is required, we will not accept the request if the Insured(s) is over our then current maximum age for issuing a Policy.


     |X| We may require you to sign an acknowledgment that you understand the impact or potential impact of the change on the tax treatment of your Policy, particularly if the change results or may result in your Policy becoming a MEC. Changing between Death Benefit Option A and B also may have an impact on whether a Policy is treated as a MEC. Therefore, you should consult with a competent tax advisor before requesting a change.


     |X| If we grant any such request, it will take effect on the Monthly Processing Day occurring on or immediately following the date we agree to such a change.

     |X| On the date the change takes effect, there will be no change in the Death Benefit. That means that, if you change from Option A to Option B, the Specified Amount will be reduced.

         Any change to the Specified Amount is subject to our rules, which include, but are not limited to the eight rules outlined above for changing the Death Benefit Option, plus the following additional rules:

     |X|  The amount of any increase or decrease may not be less than $5,000.

     |X| The Specified Amount after any decrease may not be less than $50,000 (single life Policy) or $100,000 (joint life Policy).

     |X| No decrease in the Specified Amount is permitted during the first seven Policy Years or during the five calendar years subsequent to any increase in Specified Amount.

[12] What other parts of the Policy are affected if I change the Specified Amount? Increasing the Specified Amount initially results in a higher Death Benefit, unless the increased Specified Amount would then not exceed the Minimum Required Death Benefit or the Guaranteed Minimum Death Benefit. When the Death Benefit is increased in this way, it initially increases the Net Amount at Risk, and therefore, the cost of insurance charge. Decreasing the Specified Amount generally has the opposite effects. Changing the Specified Amount could affect the maximum Premiums you may pay, as well as the Maximum Annual Assessable Premium. Also, if your policy is not deemed to be a MEC, changing the Specified Amount may affect how much Premium you may subsequently pay without the Policy becoming a MEC.


[13] How are Death Proceeds paid and to whom are they paid? We pay the Death Proceeds as a lump sum or in accordance with the terms of whatever settlement options we then make available to Beneficiaries. Generally, Beneficiaries can choose a lump sum or one of the settlement options we make available. However, you may choose the method of payment for your Beneficiaries if you notify us In Writing before the Insured's death how you want the Death Proceeds to be paid.


                          ACCOUNT VALUE AND CASH VALUE

[14] What is the Account Value? The Account Value is the value of a Policy before any deduction for any contingent deferred sales charge and before any reduction for any Debt. It is the total of the Account Value allocated to each Sub-account and any Fixed Allocations plus any Account Value in the Loan Account. You may allocate Account Value to the variable investment options, which are each of the Sub-accounts of the Separate Account, or to Fixed Allocations. Any portion of the Account Value maintained in the Loan Account serves as collateral for outstanding Policy loans.


[15]     How do we determine the Account Value?

         Variable Investment Options: On each Valuation Date, the Account Value in any variable investment option you utilize equals the number of Units you then maintain in that investment option multiplied by that investment option's then current Unit Price. When you allocate all or a portion of the Premium to an investment option or when you transfer
         Account Value into a variable investment option, Units are purchased using the then current Unit Price. When you take all or a portion of a distribution or benefit from a variable investment option or you transfer Account Value from a variable investment option, Units are sold at the then current Unit Price in order to fund that distribution, benefit or transfer.

         Fixed Allocations: We credit a fixed rate of interest to Fixed Allocations. From time to time we declare interest rates applicable to new Fixed Allocations. If you make a Fixed Allocation, we credit the rate then in effect to that Fixed Allocation until the next Policy Anniversary. Once that Policy Anniversary is reached, we credit, for the next Policy Year, the then current rate applicable to new Fixed Allocations. This applies to all your Fixed Allocations then in effect. During each subsequent Policy Year, the rate we credit for that Policy Year is the one then in effect for new Fixed Allocations.


--------------------------------------------------------------------------------
The Policy offered pursuant to this Prospectus includes Fixed Allocations. These Fixed Allocations are not registered as a security with the Securities and Exchange Commission under either the Securities Act of 1933 or the Investment Company Act of 1940. The Fixed Allocations are not subject to these Acts. Information about the Fixed Allocations is included in this Prospectus to help with your understanding of the features of the Policy. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness. The assets supporting Fixed Allocations are held in American Skandia's general account.
--------------------------------------------------------------------------------

[16] How does American Skandia determine the interest rate for Fixed Allocations? We determine the interest rate applied to Fixed Allocations based on our assessment of the earnings we expect to achieve when investing to support these obligations, our costs, competition, profit targets and other factors. We have sole discretion to determine the rates. However, the interest rate will never be less than 3.0% per year, compounded yearly.

[17]     How does  American  Skandia  determine  the  Account  Value in the Loan
         Account? As of the date of this Prospectus, we currently credit interest to Account Value in the Loan Account at the rate of 6.0% per year, compounded yearly. However, to the extent permitted by law, we retain the right to credit less, but never less than 5.5% per year, compounded yearly.

[18] What is the Cash Value? The Cash Value is the total Account Value less any contingent deferred sales charge, unpaid charges and Debt.


[19] Do I have to maintain a minimum Cash Value? There must always be enough Cash Value so that, on any Monthly Processing Date, the Cash Value is sufficient to pay for the charges then due. If the Cash Value is insufficient to pay for the charges, we send you a notice giving you a 61-day "grace period" to send us a required amount. If the Cash Value at the end of the grace period, after deduction for all previously unpaid charges, is zero or less, the Policy ends without value, unless you are eligible for the guaranteed continuation provision. This provision is discussed in the section "Keeping the Policy In Force".

                               CASH VALUE CREDITS

[20] What are Cash Value Credits? Cash Value Credits are amounts we credit to your Account Value based on growth in your Policy's Cash Value. We determine if your Policy is eligible for a Cash Value Credit on each Policy Anniversary. If your Policy qualifies to receive Cash Value Credits, we will credit 0.50% of your Policy's Cash Value to your Account Value on the applicable Policy Anniversary. Your Policy's eligibility for Cash Value Credit may change from year to year.

[21] How does my Policy qualify for Cash Value Credits? To qualify for Cash Value Credits as of any Policy Anniversary, the Cash Value of your Policy must equal or exceed 200% (2X) of the Premiums you have paid as of the Policy Anniversary date you qualify. Whether your Cash Value meets or exceeds the trigger depends on the investment performance of the investment options, partial withdrawals, Debt and whether you pay back any loans or loan interest. Please note, even if your Account Value is greater than the Cash Value trigger, you may not have reached the trigger amount, since the Cash Value may be less than the Account Value due to the contingent deferred sales charge and any Debt.

[22] Who pays for the Cash Value Credits, and how are they paid? ? We pay for any Cash Value Credits out of our general account. Cash Value Credits primarily reflect our return of a portion of the fixed annual charges we deduct from the Separate Account on a daily basis for all Policy Owners. For Policies that qualify to receive Cash Value Credits, the Credits are provided as an alternative to lowering the fixed annual charges.

         We allocate any Cash Value Credits due on the applicable Policy Anniversary to the variable investment options and Fixed Allocations in which you then maintain Account Value. We make the allocations pro-rata based on the Account Value in the variable investment options and any Fixed Allocations on the applicable Policy Anniversary. No allocation is made to the Loan Account. Cash Value Credits cannot be used to repay Debt.


                                      COSTS

[23]     What kinds of charges  are there for this  Policy?  The Policy has five
         (5) different  kinds of charges:  (1) charges we deduct from  Premiums;
         (2) charges we assess daily against assets maintained in the Separate Account, which only apply to the Account Value you allocate to the variable investment options; (3) charges we deduct monthly from the Account Value and which are due in all Policy Years to Age 100; (4) charges we deduct monthly from the Account Value only for the first ten Policy Years; and (5) "contingent" charges, which are those charges that you only pay in certain specified circumstances. There also are fees and expenses charged by the Portfolios.


[24] What charges are deducted from Premiums? We deduct a percentage of each Premium in relation to state and local premium taxes we may incur on that Premium, and an amount in relation to our Federal taxes. In most jurisdictions these range from 0% to 3.5% of each Premium. We deduct these charges before we allocate the net amount to the investment options.

[25] What is the charge in relation to the Company's Federal taxes? Life insurance companies are required to capitalize certain acquisition expenses based on assumptions under Section 848 of the Code. This has the effect of increasing our current tax liability over what it would be without this special provision. The tax liability created by the deferral of these acquisition expenses is referred to as a "deferred acquisition cost" tax or "DAC" tax. To reimburse us for this special insurance company tax at a rate we believe to be reasonable in relation to the liability, we deduct an amount equal to 1.15% of each Premium.


[26] What are the charges assessed against the Separate Account and when are they paid? We assess a mortality and expense risk charge and an administration charge against the assets in the Separate Account. The mortality and expense risk charge is 0.90% per year. The mortality and expense risk we assume is that charges and fees under the Policy will be insufficient to meet our long-term costs and expenses in issuing, administering and paying claims based on our obligations under the Policy. The charge for the administrative expenses connected with operating the Separate Account is 0.25% per year. We assess these charges each Valuation Period against the daily value of each Sub-account. We reserve the right to assess the Separate Account for any taxes that may be attributed to it. Currently, no such charge for taxes is assessed.

[27] What monthly charge applies in all Policy Years to Age 100? We deduct the cost of insurance charge until the Policy Anniversary on or immediately after the Insured's 100th birthday. For Policies with two Insureds, this is the Policy Anniversary on or after the 100th birthday of the younger Insured, or if that person is deceased, what would have been that Insured's 100th birthday. We take this charge from your Account Value each Monthly Processing Day.


[28] How much is the cost of insurance charge? The monthly cost of insurance charge is determined by multiplying the current monthly cost of insurance rate by the Net Amount at Risk. To that amount we add a cost of insurance fee, currently $12.00. The current cost of insurance rates and cost of insurance fee are subject to change; however, the combination will not exceed the product of the guaranteed maximum cost of insurance charge multiplied by the Net Amount at Risk. The cost of insurance charge is not a constant dollar amount.

         Please note that in calculating the Net Amount at Risk, the Death Benefit that would then apply is the highest of the Basic Death Benefit (which depends on the Death Benefit Option you choose), the Minimum Required Death Benefit or the Guaranteed Minimum Death Benefit. The cost of insurance rates increase as the Insured ages, although the rates may not increase each Policy Year. We reserve the right to vary the rates per thousand of Net Amount at Risk based on either the Net Amount at Risk or on the Specified Amount.


         We reserve the right to adjust current monthly cost of insurance rates by an underwriting factor. As of the date of this Prospectus, we were not making any such adjustments.


         The guaranteed maximum monthly cost of insurance charges for Policies with one Insured are shown in Appendix B. The current monthly cost of insurance rates as of the date of this Prospectus for Policies with one Insured are shown in Appendix C. Corresponding rates for two proposed Insureds are available from us upon request. A detailed explanation of how we calculate the current monthly cost of insurance charges and a sample calculation are provided in Appendix D. The guaranteed maximum monthly cost of insurance charges shown in Appendix B and the current monthly cost of insurance rates shown in Appendix C are for Insureds in the preferred risk class. These amounts will differ for Insureds in a substandard risk class.

[29] What is the guaranteed maximum cost of insurance charge? The guaranteed maximum cost of insurance charge is different at each Age. The guaranteed maximum cost of insurance charge depends on the tobacco usage class and risk class of each Insured. We base the guaranteed maximum cost of insurance charges on the sex distinct 1980 Commissioners Standard Ordinary Ultimate Mortality Smoker/Non-Smoker Table, age last birthday. However, if required by law, unisex charges will apply, and we will use a unisex variation of that table. If we use unisex rates, generally cost of insurance charges will increase for females and will decrease for males. Charges for substandard risk classes are based on a multiple of the table rates.


[30] What monthly charges apply only for a specified number of Policy Years? We deduct a sales charge for a specified number of Policy Years.

[31] How much is the sales charge and when do I pay it? We deduct the sales charge during the first ten (10) Policy Years. It is a percentage of your Account Value and is the equivalent of 0.40% per year. We deduct this charge from your Account Value each Monthly Processing Day.


[32] What are the contingent charges? The contingent charges are: (1) the contingent deferred sales charge; (2) the transfer fee; and (3) the partial withdrawal transaction fee.


[33] How much is the contingent deferred sales charge, and when must I pay it? The contingent deferred sales charge is a percentage of the Assessable Premium paid. It is charged if you surrender the Policy during the first ten (10) Policy Years, unless the Policy qualifies for a medically-related waiver of these charges, as discussed in the section of this Prospectus entitled "Medically-Related Waiver".

         The percentages that we assess against Assessable Premium upon a surrender are as follows:

--------------------- -------- --------- -------- -------- -------- -------- -------- --------- -------- -------- --------
Policy Year               1        2         3        4        5        6        7        8         9       10       11+
---------------------- -------- --------- -------- -------- -------- -------- -------- --------- -------- -------- --------
Percentage (%)           10        9         8        7        6        5        4        3         2        1        0
---------------------- -------- --------- -------- -------- -------- -------- -------- --------- -------- -------- --------

[34] How do we determine the Assessable Premium? The Assessable Premium equals the total Premiums less the total Exempt Premiums.


[35] What are Exempt Premiums? Exempt Premiums are the portion of Premiums paid in any Policy Year that exceed the Maximum Annual Assessable Premium. We do not charge a contingent deferred sales charge upon surrender or withdrawal of Exempt Premiums.

[36] What is the Maximum Annual Assessable Premium? The Maximum Annual Assessable Premium is an amount per thousand of Specified Amount. The amount is cumulative from year to year. For example, if your Maximum Annual Assessable Premium is $5,000 and you make a Premium payment of $4,000 in Policy Year 1, in Policy Year 2 your Maximum Annual Assessable Premium is $5,000 plus $1,000 from Policy Year 1, or $6,000. The Maximum Annual Assessable Premium depends on the Age, tobacco usage class, risk class and, where permitted, gender of the Insured. The Maximum Annual Assessable Premium is increased if you increase the Specified Amount, and is decreased if you decrease the Specified Amount. We have provided a table in Appendix E of the Maximum Annual Assessable Premium for Policies with one Insured. The amounts shown in Appendix E are applicable for Insureds in the preferred risk class. The Maximum Annual Assessable Premium for Insureds in a substandard risk class may be higher than for Insureds in a preferred risk class.

[37] What would it cost to surrender the Policy? In each hypothetical example, we assume that neither the Specified Amount nor the Death Benefit Option is changed after the Policy Date.

|X| Assume that the Maximum Annual Assessable Premium is $10,000 and that $10,000 of Premium was paid in each of Policy Years 1 through 5, for a total of $50,000. Assume further that the Policy is being surrendered in Policy Year 6; and that at the time of surrender, the Account Value is $75,000.


              Given these facts, the Assessable Premium equals the Premiums paid. No amount paid in any Policy Year exceeded the Maximum Annual Assessable Premium. The contingent deferred sales charge for a surrender in Policy Year 6 is 5% of the Assessable Premium (5% of $50,000 or $2,500). The amount payable upon surrender would be $75,000 less $2,500, which equals $72,500


|X| Assume that the Policy is an Exchange Policy and that the proceeds of the exchange were $50,000 which was the initial Premium. Assume further that the Maximum Annual Assessable Premium is $10,000 and that $5,000 of subsequent Premium was paid in the second Policy Year. Assume further that the Policy is being surrendered in Policy Year 6 and that at the time of surrender, the Account Value is $85,000.

              Given these facts, the Assessable Premium is less than the Premiums paid. The amount of Premium paid in the first Policy Year over $10,000 is Exempt Premium. Since $50,000 was paid in the first Policy Year, the amount of the Exempt Premium paid in that Policy Year was $50,000 minus $10,000, or $40,000. There was no Exempt Premium in the second Policy Year, since $5,000 is less than the applicable Maximum Annual Assessable Premium for the second Policy Year. The contingent deferred sales charge for a surrender in Policy Year 6 is 5% assessed against $55,000 of Premium less $40,000 of Exempt Premium (5% of $15,000 or $750). The contingent deferred sales charge for a surrender in Policy Year 6 is 5% of the Assessable Premium (5% of 15,000 or $750). The amount payable upon surrender would be $85,000 less $750, which is $84,250.

[38] Are there any situations in which the sales charge and the contingent deferred sales charge do not apply? No sales charge or contingent deferred sales charge is imposed when, as of the Policy Date, the Owner or the Insured of a Policy issued pursuant to this Prospectus is: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company;
         (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodianship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with American Skandia Marketing, Incorporated;
         (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f) above; (h) the parents of such person noted in (b) through (g) above; (i) such person's child(ren) or other legal dependent under the age of 21; and (j) the siblings of any such persons noted in (b) through (h) above.

[39] Do you offer special arrangements for corporate or other purchasers? To the extent permitted by law, for corporate or other group or sponsored arrangements purchasing one or more Policies, we may reduce the amount of the mortality and expense risk charge, sales charge and the contingent deferred sales charge, the period during which such charges apply, or both, where the expenses associated with the sale of, or the underwriting or other administrative costs associated with the Policies are reduced. Sales, underwriting or other administrative expenses may be reduced based on such factors as expected economies resulting from a corporate purchase or a group or sponsored arrangement, the amount of initial and/or expected Premiums or other transactions where sales expenses are likely to be reduced. We may also alter the terms of certain Policy provisions, including the availability of death benefit options and the Cash Value Credit provision for these types of purchasers. We will not discriminate unfairly between purchasers if and when we reduce any of the charges discussed above, make changes to the duration such charges will apply or alter the terms of Policy provisions.


[40] How much is the transfer fee and when must I pay it? We charge $10.00 for every transfer after the 12th in each Policy Year. That includes transfers into a Fixed Allocation and any transfers from a Fixed Allocation unless the transfer occurs on a Policy Anniversary. It does not include transfers made as part of any dollar cost averaging program we offer. For this purpose, all transfers occurring during the same Valuation Period are considered one transfer. We assess the transfer fee at the time of any transfer which is subject to the fee.

[41] How much is the partial withdrawal transaction fee, and when must I pay it? We charge $25.00 as a transaction fee for each partial withdrawal unless the partial withdrawal qualifies as a medically-related withdrawal. This amount is deducted separately from your Account Value.

[42] How are charges deducted from Account Value? We deduct charges from your investment options pro-rata based on the Account Value in each investment option. If you maintain Account Value in more than one Fixed Allocation in a Policy Year, any applicable charges will be deducted on a "last-in, first-out" basis, starting with the last Fixed Allocation that was made prior to the Monthly Processing Date the deduction is made. Upon surrender or withdrawal, we assess charges against the investment options pro-rata in the same ratio as Account Value is being withdrawn from such investment options.


[43] What charges do the Portfolios make? We do not assess any charges against the Portfolios. However, each Portfolio charges a total annual fee comprised of an investment management fee and operating expenses. More detailed information about fees and charges can be found in the prospectuses for the Portfolios.


                                 BUYING A POLICY


[44] How do I buy a Policy? We have established certain underwriting standards to determine insurability. We require you to submit an Application to provide information that enables us to determine if our standards have been met. We may require additional information, including, but not limited to, some of the proposed Insured's medical records and may also require the proposed Insured to take certain medical tests. We evaluate this information to determine whether we can issue a Policy. When we evaluate whether to issue a Policy, we will also determine whether the proposed Insured is in the tobacco usage class and/or must be placed in a substandard risk class. If the proposed Insured meets our standards and we have received a Premium, we will issue a Policy. When issued, your Policy will indicate if the Insured is in the tobacco usage class and whether the Insured was placed in a substandard risk class in order to issue the Policy. If our standards are not met and we received a Premium, we will return an amount equal to the Premium to you. No interest will be paid.

         Age Restrictions:
               For Single Life Policies - The Insured may not be older than Age 80 on the Policy Date. There is no minimum age limit.

               For Joint Life Policies - The Insureds may not be less than Age 18 or older than Age 80 on the Policy Date.

         Tobacco Usage Class: The Insured's tobacco usage class is a factor used to determine the Specified Amount, the Minimum Required Death Benefit, the Guaranteed Maximum Monthly Cost of Insurance Charge and the Current Monthly Cost of Insurance rates. If the Insured was included in the tobacco usage class on the Policy's Issue Date and subsequently ceases to be a tobacco user after the first Policy Year, the Insured may apply for a change in status.

         Substandard Risk Class: If the Insured is placed in a substandard risk class, the factors used to determine the Minimum Required Death Benefit, the Guaranteed Maximum Monthly Cost of Insurance Charge and the Current Monthly Cost of Insurance rates under the Policy will be different than for an Insured in the preferred risk class. For Insureds in a substandard risk class, the change in these factors will generally result in a higher monthly cost of insurance charge and may result in a lower Death Benefit as compared to an Insured in the preferred risk class. Higher monthly cost of insurance charges will have an impact on the Account Value and Cash Value of your Policy. NOTE: Where allowed by law, Policies issued to Insured(s) in a substandard risk class may not be eligible for certain benefits under the Policy.


         To the extent permitted by law, we reserve the right to apply differing standards of insurability to persons who may be part of a group or who may qualify, for some other reason, as part of a different class. Such classes may include, but are not limited to, persons seeking a Policy who are applying all or a portion of proceeds from an insurance or annuity contract, or proceeds of a redemption from another financial product, such as mutual funds. One of the criteria we may apply in such a situation is that such differing standards of insurability apply only after maintaining funds in such policy, contract, or financial product for a specified period of time.

[45] When do I pay the initial Premium? You may submit Premium with the Application if the Insured meets certain medical underwriting criteria.

         If any portion of any Premium is to be received as part of a replacement of a life insurance policy (whether or not a tax-free exchange), endowment or annuity policy then we must receive all our requirements In Writing for all such replacements as of the same date. This date must be prior to the date we decide to issue a Policy. Replacements are subject to our acceptance.


         If we do not accept Premium with the Application or you choose not to submit a Premium with the Application, we will notify you if and when we have accepted the Application and agreed, subject to submission of the Premium, to issue a Policy. We will let you know at that time the minimum and maximum amounts we accept as the initial Premium. We will not issue a Policy until we receive at least the minimum initial Premium at our Office.


         You may choose to use our funds transfer authorization procedures as part of buying a Policy. If you elect this procedure, you authorize us to redeem funds from one or more financial institutions with which you currently maintain funds and use those funds to pay Premium. You must do so In Writing using a form that authorizes us to obtain such funds only if and when we have determined that the Application meets our standards for issuing a Policy. If you use this procedure, you must provide us with all such authorizations simultaneously.


[46] What is the initial Premium? There is not a fixed amount of initial Premium. Instead, we accept a range of initial Premium between a minimum and a maximum. The minimum and maximum depends on the Specified Amount and the Insured's age, tobacco usage class, risk class and gender, where permitted, as of the Policy Date.


[47] What is the maximum initial Premium I can pay? The maximum initial Premium we accept equals the maximum amount that can be paid without increasing the Death Benefit on the Policy Date. However, if you submit any Premium before we have determined whether you meet our requirements for issuing a Policy, we will not accept more than $500,000 without prior Home Office approval.


[48] What is the minimum initial Premium I can pay? The minimum Premium we generally accept as an initial Premium is one-fourth (1/4th) of the Maximum Annual Assessable Premium. We may accept less under certain circumstances, such as when you authorize periodic withdrawals from an account you may have with a bank or other financial institution in amounts designed to cumulatively pay amounts equal to at least the minimum Premium requirements. We may require a larger minimum Premium on Policies issued to Insureds in a substandard risk class.


[49] Will you accept my initial Premium if it causes my Policy to be treated as a MEC? We will not apply the portion of an initial Premium that we believe would require us to treat your Policy as a MEC unless you acknowledge In Writing before the Policy Date that we will treat the Policy as a MEC. If we do not receive such notification, we will return to you the difference between the amount you submitted and the amount we will apply as the initial Premium. However, this will not apply in the case of an Exchange Policy where we receive information we believe requires us to treat the Exchange Policy as a MEC in any case.

[50] Do I have coverage while my Application is being reviewed? We may issue you a temporary insurance agreement during the "underwriting period." The "underwriting period" is the period between the time you first apply for a Policy and the time we either issue the Policy or decide not to issue one. A temporary insurance agreement may be issued if: (a) the Application is completed in full; (b) the Insured answers "no" to certain questions on the Application (these are questions we use as indicators of whether we will issue temporary insurance); (c) no Insured is under age 18; and (d) a Premium is submitted with the Application. If we issue a temporary insurance agreement and the Insured (both Insureds if there are two Insureds) dies during the underwriting period, the temporary insurance benefit will be payable if all the conditions of the temporary insurance agreement are satisfied. If the Insured(s) die(s) during the underwriting period and no temporary insurance agreement was in effect, no benefit is payable.

         We will return any Premium submitted with the Application if we cannot complete underwriting within 60 days from the date the Application is signed. If you notify us promptly, we will continue the underwriting process and notify you if and when you meet our standards for issuing a Policy, at which time you may once again send us a Premium. Temporary insurance lasts no longer than 90 days.

[51] [What is the temporary insurance benefit? If the Insured dies while temporary insurance is in effect, we pay the Beneficiary the lesser of the Death Benefit that would be in effect on the Policy Date if a Policy had been issued or $250,000. This $250,000 maximum applies to all temporary insurance then in effect with us. Premium amounts in excess of this benefit are returned to you, without interest or earnings.

[52] What happens if I change my mind about buying a Policy? You have a "free-look" period during which you can change your mind about buying a Policy. The free-look period is never less than 10 days from the date you receive your Policy. It may be longer depending on the applicable state law and the circumstances of your purchase. If you return your Policy to us within the free-look period, we generally will return the greater of the Premiums paid or your Account Value plus an amount that equals any premium tax and DAC tax deducted and any charges deducted from your Account Value. However, if you have submitted a "return waiver," we will return only your Account Value plus any premium and DAC taxes deducted and any charges deducted from your Account Value. This may be more or less than the Premiums paid.

[53] How and when is my initial Premium invested? We invest your Net Premium, which is the Premium less the charges deducted from each Premium and any charge for optional additional benefits (should you elect such benefits). We invest the initial Net Premium on the Policy Date. You can request that we allocate the initial Net Premium using one or more variable investment options and/or a Fixed Allocation. However, we initially invest the portion of the initial Net Premium that you indicate you want invested in variable investment options in the AST Money Market Sub-account, unless you submit a "return waiver" In Writing before the Policy Date, where permitted by law. This also applies to any additional Premium we receive during the "free-look" period discussed below. A return waiver is an election by you to invest as soon as possible in the variable investment options of your choice. If you submit a "return waiver" and then decide to return your Policy during the "free-look" period, you may receive back less than the Premium. Generally, we transfer the Account Value in the AST Money Market Sub-account to the variable investment options you request as of the Valuation Date which is on or immediately after the 15th day after the date we issue a Policy. However, we will make the transfer as of a later date if your "free-look" period is longer than 10 days to meet state law requirements.

[54] How do I choose how much of this type of life insurance to buy, which Death Benefit Option to use and how much Premium to pay? The Death Benefit Option, Specified Amount and the program of Premium payments that is right for your needs depends on your particular circumstances and the reasons you are buying a Policy. You and your financial representative should discuss your needs and financial goals before applying for a Policy.

                           VARIABLE INVESTMENT OPTIONS


[55] What are the investment objectives and policies of the variable investment options? Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account F. Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a short description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying mutual fund portfolio will meet its investment objective.

         The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The investment manager for AST is American Skandia Investment Services, Inc. ("ASISI"), an affiliated company. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.

         Some of the Portfolios available as Sub-accounts under the Policy are managed by the same portfolio advisor or sub-advisor as a retail mutual fund that the Portfolio may have been modeled after at the Portfolio's inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the funds may be substantially similar, the actual investments made by the funds will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds.

================================================================================
Effective January 19, 2000, the AST Janus Small-Cap Growth portfolio is no longer offered as a Sub-account under the Policy, except as noted below. Owners of Policies issued on or before January 18, 2000 with Account Value allocated to the AST Janus Small-Cap Growth Sub-account will be allowed to allocate Account Value, make subsequent premium payments or make transfers into the AST Janus Small-Cap Growth Sub-account. Bank drafting, dollar cost averaging, asset allocation and/or rebalancing program will be allowed to continue. However, no changes involving the AST Janus Small-Cap Growth Sub-account may be made to such programs.

Effective March 1, 2000, the AST Janus Overseas Growth portfolio is no longer offered as a Sub-account under the Policy, except as noted below. Owners of Policies issued on or before February 29, 2000 with Account Value allocated to the AST Janus Overseas Growth Sub-account will be allowed to allocate Account Value, make subsequent premium payments or make transfers into the AST Janus Overseas Growth Sub-account. Bank drafting, dollar cost averaging, asset allocation and rebalancing programs will be allowed to continue. However, no changes involving the AST Janus Overseas Growth Sub-account may be made to such programs.

The Portfolios may be offered as a Sub-account to Contract Owners at some future date; however, at the present time, American Skandia has no intention to do so.


================================================================================

------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ------------------------------------------------------------------------------------------
------------------------------  ------------------------------------------------------------------------------------------
                                 AST Money  Market:  seeks to  maximize  current      J.P. Morgan Investment Management
  CAPITAL                        income and maintain  high levels of  liquidity.                     Inc.
  PRESERVATION                   The  Portfolio   attempts  to  accomplish   its
                                 objective  by  maintaining  a   dollar-weighted
                                 average  maturity  of not more than 90 days and
                                 by investing in securities which have effective
                                 maturities of not more than 397 days.
------------------------------------------------------------------------------------------------------------------------------------
                                 AST  PIMCO  Limited  Maturity  Bond:  seeks  to     Pacific Investment Management
 SHORT-TERM BOND                 maximize   total   return    consistent    with                Company
                                 preservation of capital and prudent  investment
                                 management.  The  Portfolio  will  invest  in a
                                 diversified     portfolio    of    fixed-income
                                 securities of varying  maturities.  The average
                                 portfolio  duration of the Portfolio  generally
                                 will  vary  within  a one- to  three-year  time
                                 frame based on the  Sub-advisor's  forecast for
                                 interest rates.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST PIMCO Total Return Bond:  seeks to maximize     Pacific Investment Management
LONG-TERM                        total return  consistent  with  preservation of                Company
  BOND                           capital and prudent investment management.  The
                                 Portfolio   will   invest   in  a   diversified
                                 portfolio of fixed-income securities of varying
                                 maturities.  The average portfolio  duration of
                                 the  Portfolio  generally  will  vary  within a
                                 three-  to  six-year  time  frame  based on the
                                 Sub-advisor's forecast for interest rates.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST  Federated  High Yield:  seeks high current     Federated Investment Counseling
HIGH YIELD BOND                  income by investing  primarily in a diversified
                                 portfolio  of  fixed  income  securities.   The
                                 Portfolio  will  invest  at  least  65%  of its
                                 assets in  lower-rated  corporate  fixed income
                                 securities  ("junk bonds").  These fixed income
                                 securities   may  include   preferred   stocks,
                                 convertible  securities,   bonds,   debentures,
                                 notes,   equipment   lease   certificates   and
                                 equipment  trust  certificates.   A  fund  that
                                 invests  primarily in lower-rated  fixed income
                                 securities  will be subject to greater risk and
                                 share price  fluctuation  than a typical  fixed
                                 income fund, and may be subject to an amount of
                                 risk that is comparable  to  or  greater  than
                                 many  equity funds.
------------------------------  ----------------------------------------------------------------------------------------------------
 GLOBAL BOND                     AST T. Rowe Price Global Bond: seeks to provide    Rowe Price-Fleming International, Inc.
                                 high  current  income  and  capital  growth  by
                                 investing  in  high-quality  foreign  and  U.S.
                                 government  bonds. The Portfolio will invest at
                                 least 65% of its total  assets in bonds  issued
                                 or   guaranteed   by  the   U.S.   or   foreign
                                 governments  or their  agencies  and by foreign
                                 authorities,   provinces  and   municipalities.
                                 Corporate  bonds  may  also be  purchased.  The
                                 Sub-advisor  bases its investment  decisions on
                                 fundamental  market factors,  currency  trends,
                                 and credit  quality.  The  Portfolio  generally
                                 invests in countries  where the  combination of
                                 fixed-income   returns  and  currency  exchange
                                 rates appears  attractive,  or, if the currency
                                 trend is  unfavorable,  where  the  Sub-advisor
                                 believes   that  the   currency   risk  can  be
                                 minimized  through  hedging.  The Portfolio may
                                 also  invest  up to 20% of  its  assets  in the
                                 aggregate in below investment-grade,  high-risk
                                 bonds ("junk bonds").
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ------------------------------------------------------------------------------------------
------------------------------  ------------------------------------------------------------------------------------------
ASSET ALLOCATION                 AST T. Rowe  Price  Asset  Allocation:  seeks a     T. Rowe Price Associates, Inc.
                                 high  level  of  total   return  by   investing
                                 primarily in a  diversified  portfolio of fixed
                                 income and  equity  securities.  The  Portfolio
                                 normally invests approximately 60% of its total
                                 assets  in equity  securities  and 40% in fixed
                                 income securities. The Sub-advisor concentrates
                                 common  stock   investments  in  larger,   more
                                 established  companies,  but the  Portfolio may
                                 include small and  medium-sized  companies with
                                 good growth prospects. The fixed income portion
                                 of  the  Portfolio  will  be  allocated   among
                                 investment  grade  securities,  high  yield  or
                                 "junk"   bonds,   foreign   high  quality  debt
                                 securities and cash reserves.
------------------------------  ----------------------------------------------------------------------------------------------------
BALANCED                         AST  AIM   Balanced:   seeks   to   provide   a     A I M Capital Management, Inc.
                                 well-diversified  portfolio of stocks and bonds
                                 that  will  produce  both  capital  growth  and
                                 current income.  The Portfolio attempts to meet
                                 its objective by investing, normally, a minimum
                                 of 30% and a maximum of 70% of its total assets
                                 in equity securities and a minimum of 30% and a
                                 maximum   of  70%  of  its   total   assets  in
                                 non-convertible     debt    securities.     The
                                 Sub-advisor  will  primarily   purchase  equity
                                 securities  for  growth  of  capital  and  debt
                                 securities for income purposes.
                                ----------------------------------------------------------------------------------------------------
                                 AST American Century Strategic Balanced:  seeks     American Century  Investment Management, Inc.
                                 capital   growth  and   current   income.   The
                                 Sub-advisor  intends to maintain  approximately
                                 60%  of  the   Portfolio's   assets  in  equity
                                 securities and the remainder in bonds and other
                                 fixed income  securities.  Both the Portfolio's
                                 equity  and  fixed  income   investments   will
                                 fluctuate in value. The equity  securities will
                                 fluctuate  depending on the  performance of the
                                 companies that issued them,  general market and
                                 economic  conditions,  and investor confidence.
                                 The fixed income  investments  will be affected
                                 primarily by rising or falling  interest  rates
                                 and the credit quality of the issuers.
------------------------------  ----------------------------------------------------------------------------------------------------
EQUITY INCOME                    AST INVESCO Equity Income: seeks capital growth     INVESCO Funds Group, Inc.
                                 and  current  income  while   following   sound
                                 investment  practices.  The Portfolio  seeks to
                                 achieve   its   objective   by   investing   in
                                 securities   that  are   expected   to  produce
                                 relatively    high   levels   of   income   and
                                 consistent,   stable  returns.   The  Portfolio
                                 normally will invest at least 65% of its assets
                                 in dividend-paying  common and preferred stocks
                                 of domestic and foreign  issuers.  Up to 30% of
                                 the  Portfolio's  assets  may  be  invested  in
                                 equity  securities  that  do  not  pay  regular
                                 dividends.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST Alliance Growth and Income: seeks long-term     Alliance Capital Management L.P.
                                 growth of capital and income  while  attempting
                                 to  avoid  excessive   fluctuations  in  market
                                 value.  The  Portfolio  normally will invest in
                                 common stocks (and securities  convertible into
                                 common  stocks).  The  Sub-advisor  will take a
                                 value-oriented approach, in that it will try to
                                 keep  the   Portfolio's   assets   invested  in
                                 securities   that  are  selling  at  reasonable
                                 prices in relation to their  value.  The stocks
                                 that the Portfolio will normally  invest in are
                                 those of seasoned  companies  that are expected
                                 to  show  above-average  growth  and  that  the
                                 Sub-advisor  believes  are in  sound  financial
                                 condition.
                                 ---------------------------------------------------------------------------------------------------
                                 AST  American  Century  Income & Growth:  seeks      American Century Investment Management,  Inc.
                                 capital   growth  with  current   income  as  a
                                 secondary  objective.   The  Portfolio  invests
                                 primarily in common stocks that offer potential
GROWTH                           for capital  growth,  and may,  consistent with
                                 its investment objective, invest in stocks that
   &                             offer   potential  for  current   income.   The
INCOME                           Sub-advisor utilizes a quantitative  management
                                 technique  with a goal of  building  an  equity
                                 portfolio that provides better returns than the
                                 S&P 500 Index  without  taking  on  significant
                                 additional risk and while  attempting to create
                                 a dividend  yield that will be greater than the
                                 S&P 500 Index.
                                ----------------------------------------------------------------------------------------------------
                                 AST MFS Growth with  Income:  seeks  reasonable     Massachusetts Financial Services Company
                                 current income and long-term capital growth and
                                 income.  Under normal  market  conditions,  the
                                 Portfolio  invests  at least  65% of its  total
                                 assets in common stocks and related securities,
                                 such   as   preferred    stocks,    convertible
                                 securities and depositary receipts.  The stocks
                                 in which the Portfolio  invests  generally will
                                 pay  dividends.  While the Portfolio may invest
                                 in  companies  of  any  size,   the   Portfolio
                                 generally  focuses  on  companies  with  larger
                                 market  capitalizations  that  the  Sub-advisor
                                 believes have sustainable  growth prospects and
                                 attractive  valuations  based  on  current  and
                                 expected  earnings or cash flow.  The Portfolio
                                 may  invest  up to  20% of its  net  assets  in
                                 foreign securities.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ------------------------------------------------------------------------------------------
------------------------------  ------------------------------------------------------------------------------------------
REAL ESTATE                      AST Cohen & Steers  Realty:  seeks to  maximize     Cohen & Steers Capital Management,
  (REIT)                         total return through  investment in real estate                                Inc.
                                 securities.    The   Portfolio    pursues   its
                                 investment    objective   by   seeking,    with
                                 approximately  equal  emphasis,  capital growth
                                 and current income. Under normal circumstances,
                                 the Portfolio will invest  substantially all of
                                 its  assets in the  equity  securities  of real
                                 estate companies,  i.e., a company that derives
                                 at  least   50%  of  its   revenues   from  the
                                 ownership, construction,  financing, management
                                 or sale of real estate or that has at least 50%
                                 of its  assets  in  real  estate.  Real  estate
                                 companies  may include  real estate  investment
                                 trusts or REITs.
------------------------------  ----------------------------------------------------------------------------------------------------
MANAGED INDEX                    AST Sanford  Bernstein Managed Index 500: seeks     Sanford C. Bernstein & Co., Inc.
                                 to   outperform   the  Standard  &  Poor's  500
                                 Composite  Stock Price Index (the "S&P 500(R)")
                                 through stock selection  resulting in different
                                 weightings  of common  stocks  relative  to the
                                 index.  The Portfolio will invest  primarily in
                                 the common stocks of companies  included in the
                                 S&P 500(R).  In seeking to  outperform  the S&P
                                 500, the Sub-advisor starts with a portfolio of
                                 stocks  representative  of the  holdings of the
                                 index.  It  then  uses  a  set  of  fundamental
                                 quantitative  criteria  that  are  designed  to
                                 indicate   whether  a  particular   stock  will
                                 predictably  perform  better or worse  than the
                                 S&P  500.   Based  on   these   criteria,   the
                                 Sub-advisor  determines  whether the  Portfolio
                                 should  over-weight,  under-weight  or  hold  a
                                 neutral  position in the stock  relative to the
                                 proportion  of  the  S&P  500  that  the  stock
                                 represents.  In addition,  the Sub-advisor also
                                 may  determine  that based on the  quantitative
                                 criteria,  certain equity  securities  that are
                                 not  included  in the S&P 500 should be held by
                                 the Portfolio.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST Alliance  Growth:  seeks long-term  capital     Alliance Capital Management  L.P.
                                 growth.  The Portfolio  invests at least 85% of
                                 its total assets in the equity  securities of a
                                 limited  number of large,  carefully  selected,
                                 high-quality  U.S.  companies  that are  judged
                                 likely to  achieve  superior  earnings  growth.
                                 Normally,   about  40-60   companies   will  be
                                 represented  in  the  Portfolio,  with  the  25
                                 companies   most   highly   regarded   by   the
                                 Sub-advisor usually constituting  approximately
                                 70% of the Portfolio's net assets.  An emphasis
                                 is  placed  on  identifying   companies   whose
                                 substantially    above   average    prospective
                                 earnings  growth  is  not  fully  reflected  in
                                 current market valuations.
                                 ---------------------------------------------------------------------------------------------------
                                 AST JanCap Growth: seeks growth of capital in a     Janus  Capital  Corporation
                                 manner  consistent  with  the  preservation  of
                                 capital.   Realization   of  income  is  not  a
                                 significant  investment  consideration  and any
                                 income realized on the Portfolio's investments,
                                 therefore,    will   be   incidental   to   the
                                 Portfolio's   objective.   The  Portfolio  will
                                 pursue its objective by investing  primarily in
                                 common stocks of companies that the Sub-advisor
                                 believes are experiencing  favorable demand for
                                 their products and services,  and which operate
                                 in  a  favorable   competitive  and  regulatory
                                 environment.  The Sub-advisor generally takes a
                                 "bottom up"  approach  to choosing  investments
LARGE CAP                        for  the   Portfolio.   In  other  words,   the
 EQUITY                          Sub-advisor   seeks  to   identify   individual
                                 companies with earnings  growth  potential that
                                 may not be recognized by the market at large.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Marsico  Capital  Growth:   seeks  capital     Marsico Capital  Management,  LLC
                                 growth. Income realization is not an investment
                                 objective  and  any  income   realized  on  the
                                 Portfolio's  investments,  therefore,  will  be
                                 incidental to the  Portfolio's  objective.  The
                                 Portfolio   will   pursue  its   objective   by
                                 investing primarily in common stocks of larger,
                                 more   established   companies.   In  selecting
                                 investments for the Portfolio,  the Sub-advisor
                                 uses  an  approach  that  combines  "top  down"
                                 economic   analysis   with  "bottom  up"  stock
                                 selection.  The "top down" approach  identifies
                                 sectors,  industries  and companies that should
                                 benefit  from the  trends the  Sub-advisor  has
                                 observed.   The  Sub-advisor   then  looks  for
                                 individual   companies  with  earnings   growth
                                 potential  that  may not be  recognized  by the
                                 market at large.  This is  called  "bottom  up"
                                 stock selection.
                                ----------------------------------------------------------------------------------------------------
                                 AST MFS Growth:  seeks long-term capital growth     Massachusetts Financial Services
                                 and  future   income.   Under   normal   market                 Company
                                 conditions,  the Portfolio invests at least 80%
                                 of  its  total  assets  in  common  stocks  and
                                 related  securities,  such as preferred stocks,
                                 convertible securities and depositary receipts,
                                 of  companies  that  the  Sub-advisor  believes
                                 offer   better  than  average   prospects   for
                                 long-term  growth.  The  Sub-advisor  seeks  to
                                 purchase   securities  of  companies   that  it
                                 considers  well-run and poised for growth.  The
                                 Portfolio  may  invest  up to 35%  of  its  net
                                 assets in foreign securities.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ------------------------------------------------------------------------------------------
------------------------------  ------------------------------------------------------------------------------------------
LARGE CAP                        The  Alger   American  Fund  -  Growth:   seeks     Fred Alger Management,  Inc.
 EQUITY                          long-term capital  appreciation.  The Portfolio
 (Cont.)                         focuses on  growing  companies  that  generally
                                 have broad product  lines,  markets,  financial
                                 resources and depth of management. Under normal
                                 circumstances,  the Portfolio invests primarily
                                 in the equity  securities  of large  companies.
                                 The Portfolio considers a large company to have
                                 a  market   capitalization  of  $1  billion  or
                                 greater.
------------------------------  ----------------------------------------------------------------------------------------------------
NATURAL RESOURCES                AST T.  Rowe  Price  Natural  Resources:  seeks     T. Rowe  Price Associates,  Inc.
                                 long-term  capital growth primarily through the
                                 common stocks of companies  that own or develop
                                 natural  resources  (such as  energy  products,
                                 precious metals, and forest products) and other
                                 basic   commodities.   The  Portfolio  normally
                                 invests  primarily  (at  least 65% of its total
                                 assets)  in  the   common   stocks  of  natural
                                 resource  companies whose earnings and tangible
                                 assets   could   benefit   from    accelerating
                                 inflation.  The  Portfolio  looks for companies
                                 that have the ability to expand production,  to
                                 maintain  superior   exploration  programs  and
                                 production  facilities,  and the  potential  to
                                 accumulate new resources.
------------------------------  ----------------------------------------------------------------------------------------------------
ALL-CAP                          AST  Alger  All-Cap  Growth:   seeks  long-term     Fred Alger Management, Inc.
 EQUITY                          capital growth. The Portfolio invests primarily
                                 in  equity   securities,   such  as  common  or
                                 preferred  stocks,  that  are  listed  on  U.S.
                                 exchanges  or in the  over-the-counter  market.
                                 The   Portfolio   may   invest  in  the  equity
                                 securities  of companies of all sizes,  and may
                                 emphasize either larger or smaller companies at
                                 a  given  time   based  on  the   Sub-advisor's
                                 assessment of  particular  companies and market
                                 conditions.
------------------------------  ----------------------------------------------------------------------------------------------------
                                AST  Janus  Mid-Cap   Growth:   seeks  long-term     Janus Capital Corporation
                                capital growth.  The Portfolio invests primarily
                                in common  stocks,  selected  for  their  growth
                                potential,  and normally invests at least 65% of
                                its equity assets in medium-sized companies. For
                                purposes   of   the   Portfolio,    medium-sized
                                companies are those whose market capitalizations
                                (measured at the time of investment) fall within
                                the range of  companies in the Standard & Poor's
                                MidCap  400  Index.  The  Sub-advisor  seeks  to
                                identify  individual   companies  with  earnings
                                growth  potential  that may not be recognized by
                                the market at large.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Neuberger  Berman  Mid-Cap  Growth:  seeks     Neuberger Berman Management Incorporated
                                 capital growth. The Portfolio primarily invests
                                 in the  common  stocks  of  mid-cap  companies,
                                 i.e.,     companies    with    equity    market
                                 capitalizations   from  $300   million  to  $10
                                 billion   at  the  time  of   investment.   The
                                 Portfolio   is   normally   managed   using   a
                                 growth-oriented    investment   approach.   The
                                 Sub-advisor  looks for  fast-growing  companies
                                 that are in new or rapidly evolving industries.
                                 ---------------------------------------------------------------------------------------------------
                                 AST  Neuberger  Berman  Mid-Cap  Value:   seeks     Neuberger  Berman  Management Incorporated
                                 capital growth. The Portfolio primarily invests
                                 in the  common  stocks  of  mid-cap  companies.
                                 Under the Portfolio's value-oriented investment
                                 approach,    the    Sub-advisor    looks    for
                                 well-managed  companies  whose stock prices are
                                 undervalued  and that may rise in price  before
                                 other  investors  realize their worth.  Factors
                                 that the  Sub-advisor may use to identify these
                                 companies    include    strong    fundamentals,
                                 including   a  low   price-to-earnings   ratio,
                                 consistent  cash flow, and a sound track record
 MID-CAP EQUITY                  through   all  phases  of  the  market   cycle.
                                 ---------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment Funds - Dynamics:     INVESCO  Funds  Group, Inc.
                                 seeks  securities  that will  increase in value
                                 over the long term. The Portfolio  invests in a
                                 variety of  securities  which are  believed  to
                                 present  opportunities  for  capital  growth  -
                                 primarily  common stocks of companies traded on
                                 U.S.   securities   exchanges,   as   well   as
                                 over-the-counter. The Portfolio also may invest
                                 in preferred  stocks and debt  instruments that
                                 are convertible into common stocks,  as well as
                                 in securities of foreign companies. In general,
                                 the   Portfolio   invests  in   securities   of
                                 companies  in   industries   that  are  growing
                                 globally and usually avoids stocks of companies
                                 in cyclical,  mature or slow-growing industries
                                 or economic  sectors.  The  Portfolio  seeks to
                                 invest  in  stocks  of  leading   companies  in
                                 attractive  markets or industries,  or emerging
                                 leaders that have  developed a new  competitive
                                 advantage.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
 MID-CAP EQUITY                  The Alger American Fund - MidCap Growth:  seeks     Fred Alger Management, Inc.
  (Cont.)                        long-term capital  appreciation.  The Portfolio
                                 focuses on  midsize  companies  with  promising
                                 growth potential.  Under normal  circumstances,
                                 the Portfolio  invests  primarily in the equity
                                 securities   of   companies   having  a  market
                                 capitalization within the range of companies in
                                 the S&P MidCap 400 Index.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST  Janus  Small-Cap  Growth:   seeks  capital     Janus Capital   Corporation
                                 growth.  The Portfolio pursues its objective by
                                 normally  investing  at least  65% of its total
                                 assets  in the  common  stocks  of  small-sized
                                 companies,   i.e.,   those  that  have   market
                                 capitalizations  of less than $1.5  billion  or
                                 annual   gross   revenues  of  less  than  $500
                                 million.  As a Portfolio that invests primarily
                                 in smaller or newer issuers,  the Portfolio may
                                 be subject  to  greater  risk of loss and share
                                 price    fluctuation   than   funds   investing
                                 primarily   in  larger   or  more   established
                                 issuers.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Kemper  Small-Cap  Growth:  seeks  maximum     Scudder Kemper Investments,  Inc.
                                 growth of  investors'  capital from a portfolio
                                 primarily   of   growth   stocks   of   smaller
                                 companies.  At  least  65% of  the  Portfolio's
                                 total assets  normally  will be invested in the
                                 equity securities of smaller  companies,  i.e.,
                                 those  having a market  capitalization  of $1.5
                                 billion or less at the time of investment, many
                                 of which would be in the early  stages of their
                                 life  cycle.  The  Portfolio  seeks  attractive
                                 areas for  investment  that arise from  factors
                                 such as technological  advances,  new marketing
                                 methods,   and   changes  in  the  economy  and
                                 population. Because of the Portfolio's focus on
                                 the   stocks  of  smaller   growth   companies,
                                 investment   in  the   Portfolio   may  involve
                                 substantially  greater than average share price
                                 fluctuation and investment risk.
                                ----------------------------------------------------------------------------------------------------
SMALL CAP                        AST  Lord   Abbett   Small  Cap  Value:   seeks     Lord,  Abbett  &  Co.
 EQUITY                          long-term capital  appreciation.  The Portfolio
                                 will  seek its  objective  through  investments
                                 primarily   in  equity   securities   that  are
                                 believed to be undervalued in the  marketplace.
                                 The Portfolio  primarily  seeks  companies that
                                 are  small-sized,  based on the  value of their
                                 outstanding stock.  Specifically,  under normal
                                 circumstances,  at least 65% of the Portfolio's
                                 total assets will be invested in common  stocks
                                 issued by smaller,  less  well-known  companies
                                 (with  market  capitalizations  of less than $2
                                 billion)  selected on the basis of  fundamental
                                 investment  analysis.  The small capitalization
                                 companies  in  which  the  Portfolio  primarily
                                 invests  may  offer  significant   appreciation
                                 potential. However, smaller companies may carry
                                 more risk than larger companies.
                                ----------------------------------------------------------------------------------------------------
                                 AST T. Rowe Price Small Company Value: seeks to     T.  Rowe  Price   Associates,   Inc.
                                 provide  long-term  capital growth by investing
                                 primarily in  small-capitalization  stocks that
                                 appear to be  undervalued.  The Portfolio  will
                                 normally  invest  at  least  65% of  its  total
                                 assets in stocks and equity-related  securities
                                 of  small  companies  ($1  billion  or  less in
                                 market  capitalization).   Reflecting  a  value
                                 approach to investing,  the Portfolio will seek
                                 the stocks of  companies  whose  current  stock
                                 prices  do not  appear  to  adequately  reflect
                                 their  underlying  value as measured by assets,
                                 earnings,  cash  flow or  business  franchises.
                                 Investing in small companies  involves  greater
                                 risk of loss  than  is  customarily  associated
                                 with more established companies.
                                ----------------------------------------------------------------------------------------------------
                                 Evergreen  VA  Special  Equity:  seeks  capital     Meridian Investment Company
                                 growth.  The  Portfolio  strives  to  provide a
                                 return  greater than broad stock market indices
                                 such as the Russell  2000(R)Index  by investing
                                 principally  in  a  diversified   portfolio  of
                                 common  stocks  of  domestic   companies.   The
                                 Portfolio's   investment  advisor   principally
                                 chooses   companies   which  it  expects   will
                                 experience  growth in earnings  and price,  and
                                 which have small market  capitalizations (under
                                 $1 billion) and medium  market  capitalizations
                                 (between  $1  billion  and  $5  billion).   The
                                 Portfolio  may also  invest in  companies  that
                                 have  large  market  capitalizations  (over  $5
                                 billion).
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------

------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST MFS Global  Equity:  seeks capital  growth.     Massachusetts Financial Services Company
                                 Under normal market  conditions,  the Portfolio
                                 invests  at least  65% of its  total  assets in
                                 common stocks and related  securities,  such as
                                 preferred  stock,  convertible  securities  and
                                 depositary   receipts,   of  U.S.  and  foreign
                                 issuers   (including   issuers  in   developing
                                 countries).  The Portfolio  generally  seeks to
                                 purchase    securities   of   companies    with
                                 relatively    large   market    capitalizations
                                 relative  to  the  market  in  which  they  are
                                 traded.
 GLOBAL EQUITY                  ----------------------------------------------------------------------------------------------------
                                 Evergreen VA Global  Leaders:  seeks to provide     Evergreen   Asset   Management   Corp.
                                 investors with long-term  capital  growth.  The
                                 Portfolio  normally invests as least 65% of its
                                 assets in a  diversified  portfolio of U.S. and
                                 non-U.S. equity securities of companies located
                                 in the world's major industrialized  countries.
                                 The Portfolio will invest in no less than three
                                 countries,  which may include the U.S., but may
                                 invest more than 25% of its total assets in one
                                 country. The Portfolio invests only in the best
                                 100  companies,   which  are  selected  by  the
                                 investment  advisor  based on  qualitative  and
                                 quantitative  criteria  such as high  return on
                                 equity,    consistent   earnings   growth   and
                                 established market presence.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 AST AIM  International  Equity:  seeks  capital     A I M  Capital Management, Inc.
                                 growth.   The  Portfolio   seeks  to  meet  its
                                 objective by investing,  normally, at least 70%
                                 of its assets in marketable  equity  securities
                                 of  foreign  companies  that  are  listed  on a
                                 recognized  foreign   securities   exchange  or
                                 traded  in a foreign  over-the-counter  market.
                                 The  Portfolio   will  normally   invest  in  a
                                 diversified  portfolio that includes  companies
                                 from at least four countries outside the United
                                 States, emphasizing countries of Western Europe
                                 and the Pacific Basin.
                                ----------------------------------------------------------------------------------------------------
                                 AST  American  Century   International  Growth:    American Century Investment Management,   Inc.
                                 seeks capital  growth.  The Portfolio will seek
                                 to  achieve   its   investment   objective   by
                                 investing  primarily  in equity  securities  of
                                 foreign companies that the Sub-advisor believes
                                 will increase in value over time.  Under normal
                                 conditions,  the Portfolio will invest at least
                                 65% of  its  assets  in  equity  securities  of
                                 issuers from at least three  countries  outside
                                 of the United States.  The  Sub-advisor  uses a
                                 growth  investment  strategy it developed  that
                                 looks for  companies  with earnings and revenue
                                 growth.  The Sub-advisor will consider a number
                                 of   other   factors   in   making   investment
                                 selections,   including   the   prospects   for
                                 relative  economic  growth  among  countries or
                                 regions,  economic  and  political  conditions,
                                 expected  inflation  rates,  currency  exchange
                                 fluctuations and tax considerations.
                                ----------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY             AST American Century  International  Growth II:     American Century Investment Management, Inc.
                                 The investment objective, policies and risks of
                                 the  Portfolio are  substantially  identical to
                                 those of the AST American Century International
                                 Growth   Portfolio  as  described   immediately
                                 above.
                                ----------------------------------------------------------------------------------------------------
                                 AST Founders  Passport:  seeks capital  growth.     Founders Asset Management LLC
                                 The  Portfolio  normally  invests  primarily in
                                 equity  securities  issued by foreign companies
                                 that  have  market  capitalizations  or  annual
                                 revenues   of  $1   billion   or  less.   These
                                 securities  may  represent  companies  in  both
                                 established and emerging  economies  throughout
                                 the  world.  At  least  65% of the  Portfolio's
                                 total  assets  normally  will  be  invested  in
                                 foreign  securities  representing  a minimum of
                                 three   countries.   Foreign   securities   are
                                 generally  considered to involve more risk than
                                 those  of U.S.  companies,  and  securities  of
                                 smaller  companies are generally  considered to
                                 be riskier than those of larger companies.
                                ----------------------------------------------------------------------------------------------------
                                 AST  Janus  Overseas  Growth:  seeks  long-term     Janus Capital Corporation
                                 growth of capital.  The  Portfolio  pursues its
                                 objective   primarily  through  investments  in
                                 common  stocks of  issuers  from at least  five
                                 different   countries,   excluding  the  United
                                 States.   Securities  are  generally   selected
                                 without regard to any defined  allocation among
                                 countries,   geographic   regions  or  industry
                                 sectors, or other similar selection  procedure.
-----------------------------  -----------------------------------------------------------------------------------------------------
 EMERGING MARKETS                Montgomery  Variable Series - Emerging Markets:     Montgomery Asset Management,  LLC
                                 seeks capital appreciation,  which under normal
                                 conditions  it seeks by  investing at least 65%
                                 of its total  assets in  equity  securities  of
                                 companies in countries having emerging markets.
                                 Under  normal   conditions,   investments   are
                                 maintained  in at  least  six  emerging  market
                                 countries  at all times and no more than 25% of
                                 total  assets are  invested in any one emerging
                                 market country.
------------------------------  ----------------------------------------------------------------------------------------------------
                                                                                                  PORTFOLIO
            STYLE/                          INVESTMENT OBJECTIVES/POLICIES                         ADVISOR/
             TYPE                                                                                SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Sector funds generally  diversify their investments  across particular  economic sectors.  However,  because  those  investments  are limited to a  comparatively narrow segment of the economy,  sector funds are generally not as diversified as most mutual  funds.  Sector funds tend to be more  volatile  than other types of funds.  The value of fund  shares  may go up and down more  rapidly  than  other funds.  Each sector of the economy may also have  different  regulatory or other risk factors that can cause greater fluctuations in the share price. Please read the  prospectus  for the  underlying  sector fund for further  details about the risks of the particular sector of the economy.
------------------------------  ----------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment Funds - Financial     INVESCO  Funds Group,  Inc.
                                 Services:   seeks  capital  appreciation.   The
                                 Portfolio  normally invests at least 80% of its
                                 assets in the equity  securities  of  companies
                                 involved in the financial services sector. This
                                 sector includes,  among others, banks (regional
                                 and money-centers),  insurance companies (life,
                                 property  and  casualty,  and  multiline),  and
                                 investment and miscellaneous  industries (asset
                                 managers,       brokerage       firms,      and
                                 government-sponsored  agencies). The investment
                                 advisor seeks  companies  which it believes can
                                 grow their revenues and earnings  regardless of
                                 the  interest   rate   environment  -  although
                                 securities   prices   of   financial   services
                                 companies      generally      are      interest
                                 rate-sensitive.
SECTOR                          ----------------------------------------------------------------------------------------------------
                                 INVESCO  Variable  Investment  Funds  -  Health     INVESCO  Funds  Group,  Inc.
                                 Sciences:   seeks  capital  appreciation.   The
                                 Portfolio invests at least 80% of its assets in
                                 the  equity   securities   of  companies   that
                                 develop,  produce  or  distribute  products  or
                                 services   related   to  health   care.   These
                                 industries  include,  but are not  limited  to,
                                 medical equipment or supplies, pharmaceuticals,
                                 health care  facilities,  and applied  research
                                 and  development  of new  products or services.
                                 The  investment   advisor   attempts  to  blend
                                 well-established    healthcare    firms    with
                                 faster-growing,   more   dynamic   health  care
                                 companies,  which  have  new  products  or  are
                                 increasing   their  market  share  of  existing
                                 products.
                                ----------------------------------------------------------------------------------------------------
                                 INVESCO Variable Investment Funds - Technology:      INVESCO Funds Group,  Inc.
                                 seeks  capital   appreciation.   The  Portfolio
                                 normally  invests at least 80% of its assets in
                                 the equity  securities of companies  engaged in
                                 technology-related  industries.  These include,
                                 but  are  not   limited   to,   communications,
                                 computers,  video,  electronics,  oceanography,
                                 office and factory automation,  and robotics. A
                                 core  portion of the  Portfolio's  holdings are
                                 invested in market-leading technology companies
                                 which  the  investment  advisor  believes  will
                                 maintain   or  improve   their   market   share
                                 regardless of overall conditions.
                                ----------------------------------------------------------------------------------------------------
                                 INVESCO    Variable    Investment    Funds    -      INVESCO Funds Group,  Inc.
                                 Telecommunications: seeks capital appreciation.
                                 The Portfolio  normally invests at least 80% of
                                 its   assets  in  the  equity   securities   of
                                 companies  that are  primarily  engaged  in the
                                 design, development, manufacture, distribution,
                                 or  sale   of   communications   services   and
                                 equipment,  and companies  that are involved in
                                 developing,    constructing,    or    operating
                                 communications      infrastructure     projects
                                 throughout the world, or in supplying equipment
                                 or    services   to   such    companies.    The
                                 telecommunications  sector  includes  companies
                                 that   offer   telephone   services,   wireless
                                 communications,    satellite    communications,
                                 television    and   movie    programming    and
                                 broadcasting.   Normally,  the  Portfolio  will
                                 invest at least 65% of its assets in  companies
                                 located in at least three different  countries,
                                 although U.S.  issuers will often  dominate the
                                 holdings.
------------------------------------------------------------------------------------------------------------------------------------

                               ADDITIONAL PREMIUMS

[56] When may I contribute additional Premiums and how much may I pay? You may send us additional Premiums at any time before the Insured's Age 100 and while the Insured is alive unless the amount you have paid to-date equals the then current maximum we permit. The amount you may pay is flexible within the limits discussed below.

[57] When do you allocate additional Premiums? We allocate Net Premium resulting from an additional Premium payment to the investment options as of the Valuation Period we receive that Premium at our Office.

[58] How do you allocate additional Premiums among the investment options? We allocate Net Premiums resulting from additional Premium payments according to your most recent instructions to us. If you are participating in any allocation programs we agree to support, such as any program of periodic rebalancing of your Account Value among various investment options, we will allocate additional Premiums in accordance with such a program unless we receive alternate instructions.

[59] What is the most I may pay in total while I own a Policy? The maximum you may pay changes. At any particular time, it is the amount which, at that time, would not cause the Death Benefit to increase by more than the amount of the Premium. We reserve the right to require new evidence satisfactory to us that the Insured meets our underwriting standards before we agree to accept such Premium.


[60] What is the least amount I may pay at any one time? Unless you must make a payment to keep the Policy in force, as discussed below, the minimum amount we accept as an additional Premium depends on whether you have arranged to make periodic withdrawals from a bank or other financial institution ($100), or whether you make additional Premium payments directly ($500).


[61] Will you accept an additional Premium if it causes my Policy to be treated as a MEC? We will not apply the portion of any Premium that we believe would require us to treat your Policy as a MEC if it was not previously a MEC. However, if you provide us with a notice In Writing that you understand that the additional Premium will require us to treat your Policy as a MEC, we will accept the Premium. If you do not give us such notice, we will return the difference between the amount you submitted and any amount we apply as a Premium.



                           KEEPING THE POLICY IN FORCE

[62] What is the least amount I must pay to keep the Policy in force? We cannot know in advance any minimum amount that will be required to keep the Policy from ending without value. This is because: (1) the charges we deduct each month are based on your Account Value, which may increase or decrease due to the performance of the investment options;
         (2) we retain the right to decrease or increase the current cost of insurance rates, subject to the guaranteed maximums in the Policy; and
         (3) you may request and we may agree to a change in the Death Benefit Option and/or the Specified Amount. If, on any Monthly Processing Day, your Cash Value is insufficient to pay the current deductions, a 61-day "grace period" begins. If you enter the grace period, we will send you a notice of how much you have to pay before the end of the grace period to keep the Policy in force. You may also qualify for the guaranteed continuation provision, discussed below.


[63] Can the Policy end because of poor investment performance? The Policy could enter the grace period because of poor investment performance combined with the deduction of the Policy's fees and charges. If that were to occur and, by the end of the grace period, there was not enough Cash Value to deduct the unpaid charges, the Policy would end, unless you qualify for the guaranteed continuation provision.


[64] What is the guaranteed continuation provision? During the first ten Policy Years, you may qualify for a guaranteed continuation provision if: (1) the cumulative amount of Premium you have paid, less any withdrawals and any Debt is not less than a specified minimum for each Policy Month times the number of Policy Months since the Policy Date. We call the specified minimum for each Policy Month the "monthly continuation amount". Your Policy must met this cumulative Premium test each Policy Month to qualify under this provision. If you qualify for continuation under this provision, we guarantee that your Policy will not enter into a grace period until the 10th Policy Anniversary. However, the Death Benefit in effect during the period that the guaranteed continuation provision applies will be fixed as shown in the Policy. NOTE: Where allowed by law, Policies issued to an Insured(s) in a substandard risk class may not be eligible for the guaranteed continuation provision.

         For example, if the monthly continuation amount is $500 and your Policy was in its 20th Policy Month, the sum of the monthly continuation amounts would be $10,000. Therefore, for purposes of this example, the guaranteed continuation provision would apply in the 20th Policy Month if you had paid at least $10,000 to that point, and would apply in the 21st Policy Month if you had paid at least $10,500 up to the 21st Policy Month, assuming there is no Debt. We adjust the monthly continuation amount going forward after any increase or decrease to the Specified Amount in the first 10 Policy Years.



                        TRANSFERS AND ALLOCATION SERVICES

[65] May I transfer Account Value between investment options? You may transfer Account Value between investment options, but there are limits, as well as potential charges, which are discussed above in the question "How much is the transfer fee, and when must I pay it?" We permit the agent of record to make transfers on your behalf unless you give us other instructions.

[66] Are there any limits on transfers? No transfers are permitted when the Policy is in its "grace period." In order to maintain Account Value in an investment option after transferring a portion of your Account Value out of that investment option, we reserve the right to require that there be at least $500.00 in such investment option after the transfer. If, as a result of the transfer, there would be less than $500.00 in an investment option, we reserve the right to transfer the remaining
         Account Value pro rata to the investment option(s) that you were transferring to. We retain the right to impose a limit of not more than 12 transfers per Policy Year, including transfers involving Fixed Allocations. Unless such a limit is in effect, there is no limit on the number of transfers that only involve variable investment options, or the number of transfers from variable investment options to make Fixed Allocations. However, we do limit each transfer from Fixed Allocations that are to be effective on any day other than a Policy Anniversary to the greater of 25% of the Account Value in your Fixed Allocations or $1,000. If you make such a transfer from your Fixed Allocations, you cannot make another such transfer until either 90 days has passed or the next Policy Anniversary occurs. We also retain the right to refuse or limit transfers, either for one Owner or a group of Owners, if we believe there may be adverse consequences for other Owners.

[67] What are 'allocation services'? Allocation services are programs that automatically transfer Account Value between investment options. We may waive or reduce the minimum amounts required for transfers noted above when your Policy is participating in certain allocation programs, including, but not limited to, static rebalancing programs. However, any limitations on transfers from Fixed Allocations also apply if any allocation services are being utilized.


[68] What allocation services does American Skandia provide? We support dollar cost averaging and static rebalancing. Dollar cost averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. With static rebalancing, you choose allocation percentages for the Sub-accounts into which you allocate Account Value. However, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. Periodically, we will "rebalance" your allocations by transferring the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. We do not currently make a charge for supporting dollar cost averaging or static rebalancing.


                                      LOANS

[69] When can I take a loan? We offer loans using Account Value as collateral. Where permitted by law, we reserve the right to limit the number of loans in each Policy Year. The Insured must be alive when you take a loan (if there are two Insureds, at least one must be alive when a loan is taken). Subject to our rules, on the Policy Date we will establish a loan equal to the outstanding indebtedness on previous life insurance exchanged for a Policy.


[70] Is this type of loan tax-free? We do not treat loans as a distribution and therefore do not report any taxable income unless we believe your Policy should be treated as a MEC. The actual treatment of the loan will depend on you particular circumstances.

[71] How much is available for a loan? The maximum amount available as a loan is equal to 90% of your current Cash Value. The minimum amount you may borrow is $1,000.


[72] What happens to the Account Value if I take a loan? When you take a loan, we transfer Account Value equal to the amount of the loan into the Loan Account. Account Value in the Loan Account is maintained in our general account. Unless you give us different instructions, we move Account Value from the variable investment options and the Fixed Allocations in the same proportion as your Account Value in the investment options on the Valuation Date we move such Account Value.

         The impact of a loan on your Account Value may be positive or negative. At the time a loan is taken, there is no impact. However, if the interest rate credited to Account Value in the Loan Account is greater than what would be earned in the investment options, the loan will have a positive impact on your Account Value. If the interest rate credited to Account Value in the Loan Account is less than what would be earned in the investment options, the loan will have a negative impact on your Account Value. Because a loan can impact the Account Value, it may also have an impact on the Minimum Required Death Benefit and, possibly, the Death Benefit.


[73] What is the interest rate charged on loans? We charge interest on any loan at the rate of 6.0% per year, compounded yearly, in arrears. Each Policy Anniversary that the loan is not repaid, we add an amount equal to any unpaid interest to your Debt.


[74] Does Account Value in the Loan Account earn interest? We credit interest to Account Value in the Loan Account. We currently credit interest at the rate of 6.0% per year, compounded yearly, to the Account Value maintained in the Loan Account. We may change this rate, but it will not be less than 5.5% per year, compounded yearly.

[75] Once a loan is taken, does American Skandia ever require more 'collateral' in the Loan Account? Yes. The Loan Account acts as collateral for any loans from us. We monitor the Debt and the Account Value in the Loan Account to assure that they are equal to each other. Therefore, on each Policy Anniversary we equalize the Debt and the Account Value in the Loan Account. If the Debt is larger due to outstanding loan interest, we transfer Account Value equal to the difference pro-rata from the investment options and add it to the Loan Account.

         We also match up the Debt and the Loan Account when you repay any portion of the Debt. If the Account Value in the Loan Account then exceeds the Debt, we transfer the excess pro-rata to the investment options which you are utilizing at that time. Any amount then allocated to the fixed option will be treated as a separate Fixed Allocation.


[76] Do I have to repay the loan? What happens at the Insured's death if I have not repaid the loan? You are not required to repay the loan while the Insured is alive, except if you request reinstatement if the Policy lapses. If there is any outstanding Debt when Death Proceeds are due, we subtract the Debt from the Death Benefit as part of the calculation of the Death Proceeds.


[77] What happens if I repay any portion of the loan? The amount of Debt is reduced by the amount of any loan repayment. Loan repayments reduce the amount of principal and loan interest proportionately based on the ratio between principal and loan interest as of the Valuation Date the loan repayment is applied. We allocate any loan repayment to the variable investment and fixed options pro-rata based on the Account Value in each investment option as of the Valuation Period we receive your loan repayment. Any amount then allocated to the fixed option will be treated as a separate Fixed Allocation.

[78] May I borrow from the Policy to make Premium payments? No. We will not accept instructions to borrow from your Policy and use the loan to make Premium payments.

[79] If I have an outstanding loan and send in money, do you use it to repay the loan or do you consider it a Premium payment? We treat such funds as Premium or loan repayment in accordance with your instructions, to the extent such instructions comply with limitations such as the then applicable maximum Premium for the Policy. If you send us funds and do not specify whether the money is to be used as a Premium or to repay a loan, we treat the money as a Premium payment to the extent such amount does not exceed the maximum Premium then allowed. We will return to you any amount that exceeds the maximum Premium then allowed.

                               PARTIAL WITHDRAWALS


[80] When can I make a partial withdrawal? The Policy has a limited amount of liquidity during the first ten (10) years. During that period, you can only make withdrawals under certain medically-related circumstances or from premium amounts made in excess of certain limits. We allow partial withdrawals while the Insured is alive up to a maximum of 90% of the Cash Value, subject to the following limitations:

     |X| In the first ten Policy Years, we permit a partial withdrawal if such a withdrawal meets the requirements for a medically-related waiver, as described in the section "Medically Related Waiver".

     |X| After the tenth Policy Year, you may take up to the maximum partial withdrawal amount as discussed below.

     |X| At any time, you may withdraw amounts that cumulatively do not exceed the total of any Exempt Premiums less the Exempt Premiums previously withdrawn.

     |X| You may not make a partial withdrawal of less than $1,000 and the Cash Value subsequent to a partial withdrawal must be at least $1,000.

[81] What happens to the Account Value if I take a partial withdrawal? When you take a partial withdrawal, we reduce your Account Value by an amount equal to the amount of the partial withdrawal. Unless you give us different instructions, we take Account Value from the variable investment options and the Fixed Allocations in the same proportion as your Account Value in the investment options on the Valuation Date we take such Account Value. If you have multiple Fixed Allocations, amounts are taken on a "last in, first out" basis. Any Account Value in the Loan Account is not available for a partial withdrawal.


[82] Is there a charge for a partial withdrawal? We charge a $25.00 transaction fee on any partial withdrawal.


[83] Does a partial withdrawal affect the Death Benefit? A partial withdrawal will have an immediate impact on the Death Benefit. A partial withdrawal always reduces the Minimum Required Death Benefit, because the Minimum Required Death Benefit is based on the Account Value. A partial withdrawal also results in a reduction to the Guaranteed Minimum Death Benefit. If you are using Death Benefit Option A, the Basic Death Benefit is reduced by the lesser of: (1) the amount of the partial withdrawal, including the amount of the transaction fee; or (2) the extent required such that, immediately after such reduction, the Specified Amount equals the higher of the recalculated Minimum Required Death Benefit and the recalculated Guaranteed Minimum Death Benefit. If you are using Death Benefit Option B, the Specified Amount is not reduced by a partial withdrawal.


         If a partial withdrawal occurs on or after Age 100, it reduces the Death Benefit by the exact amount of the partial withdrawal plus the partial withdrawal transaction fee, because on or after that Age the Death Benefit equals the Account Value.

                                   SURRENDERS

[84] When can I surrender my Policy? You can surrender your Policy after the end of the free-look period as long as the Insured is alive.

[85] What is paid out when a Policy is surrendered? If you surrender the Policy, we will pay you the Cash Value.

                            ACCELERATED DEATH BENEFIT

[86] What is an accelerated death benefit? An accelerated death benefit is pre-payment to the Owner of a portion of the Death Proceeds. The maximum we will pay, before any reductions, is the lesser of 50% of the Death Benefit or $250,000. The actual amount is reduced by a 12-month interest rate discount (currently 6.0%) and a pro-rata portion of any Debt, based on the ratio by which the Death Benefit is reduced as a result of the payment of the accelerated death benefit. We reserve the right to change the interest rate discount percentage.

[87] When will American Skandia make such a payment? We will make such a payment one time, where allowed by law, based on the Owner's request. The Insured may not request such a payment unless the Insured is also the Owner. We only make the payment if we receive all our requirements. Our requirements include, but are not limited to, proof satisfactory to us In Writing that the Insured (the last surviving Insured if there are two Insureds) became terminally ill, as defined in your Policy: (a) at least 30 days after the Issue Date; or (b) as a result of an accident that occurred after the Issue Date. To the extent permitted by law, we will change our procedures in relation to this benefit or the definition of terminally ill or any other applicable term in order to maintain the tax-free status of any amounts paid out under this provision.

[88] What happens to the remaining benefits if American Skandia makes such a payment? If we make such a payment, we first reduce the Policy's benefits and any Debt proportionately. For example, if the Death Benefit before such a payment is $200,000 and we make an accelerated Death Benefit payment of $50,000, we reduce the Death Benefit by the ratio of the payment to the then current Death Benefit, which in this case is by 25%, to $150,000. We also reduce the Maximum Annual
         Assessable Premium. You should consult a tax advisor on the tax consequences of such a payment. Please refer to Appendix F for a hypothetical illustration of the accelerated death benefit provision.

                            MEDICALLY-RELATED WAIVER


[89] What is a medically-related waiver? A medically-related waiver is a waiver of the contingent deferred sales charge that would otherwise apply to a surrender. A medically-related waiver also is the only context in which we permit a partial withdrawal in the first ten Policy Years of amounts other than Exempt Premium. No contingent deferred sales charge or partial withdrawal transaction fee applies to such a partial withdrawal. A medically-related waiver is available by rider to the Policy and is currently at no charge to you.


[90] When would American Skandia waive the contingent deferred sales charge? We will waive the contingent deferred sales charge, where allowed by law, if you provide us with all of our requirements. Our requirements include, but are not limited to, proof satisfactory to us In Writing that the Insured (the last surviving Insured if there is more than one Insured) has continuously been confined to a long term care facility, such as a nursing home or a hospital, as defined in the rider, for at least a specified amount of time, and that such confinement started after the Issue Date.


[91] Are there any restrictions on medically-related waivers? We will only consider providing this benefit on amounts up to $500,000. The $500,000 maximum will apply regardless of when taken, on any life insurance policy or annuity contract issued by American Skandia where the Insured under this Policy is named as the Insured, Owner or Annuitant under the other policy or contract. However, once we have approved a medically-related waiver, should you choose to only take a partial withdrawal, the waiver will apply to any subsequent withdrawals or surrender, subject to the $500,000 cumulative limit. NOTE: Where allowed by law, Policies issued to an Insured(s) in a substandard risk class may not be eligible for a medically-related waiver.


[92] What happens to the remaining benefits if American Skandia makes such a payment in connection with a partial withdrawal? A partial withdrawal during the first ten Policy Years for which we grant a medically-related waiver has the same impact on the remaining benefits that results from any other partial withdrawal. You should consult a tax advisor on the tax consequences of such a payment.

                                      RISKS

[93] What are the risks, and who takes the risks? We bear the risk that, for all the Policies we issue, when considered together, our expenses exceed our charges, including the expense of providing the difference at death between the Account Value and the Death Benefit. We also bear the investment and reinvestment risk in providing interest crediting guarantees to Fixed Allocations and to the Loan Account, as well as for any settlement options that assume a fixed rate of return. We also bear the risk of having to waive monthly charges we would otherwise deduct under the guaranteed continuation provision. You bear the investment risk when allocating Account Value to any variable investment option, since that will affect the amount available for any loans, partial withdrawals or surrender. You bear a liquidity risk because you may not make partial withdrawals except under limited circumstances and in limited amounts during the first ten (10) Policy Years, although amounts are available as loans. Any irrevocable beneficiary bears the risk as to the Death Proceeds, which may be affected by investment performance of the investment options, the age at which the Insured dies (if at such time the amount paid is based on the Minimum Required Death Benefit), any loan or withdrawal activity by the Owner prior to the Insured's death or payment of an accelerated death benefit.

                                  OTHER RIGHTS

[94] Do I have any other rights if I buy a Policy? There are certain other ownership rights you may exercise under a Policy. You may name one or more Beneficiaries. You may make that designation "irrevocable," which means it cannot be changed. If you do not designate the Beneficiary as irrevocable, you retain the right to change the Beneficiary before the Insured dies. However, all Beneficiary designations are subject to our acceptance, to the extent permitted by law. You also may transfer, pledge or assign your Policy, which may trigger a currently taxable event. You should only transfer, pledge or assign your Policy after consulting with a competent tax advisor. You may exercise voting rights in relation to the applicable Portfolios. Some of these rights may be limited depending on the usage of your Policy, especially if we permit it to be held in connection with certain retirement plans designed to be "qualified" plans under the Code.

                              THE INSURANCE COMPANY


[95] Who is American Skandia? American Skandia Life Assurance Corporation is organized as a stock insurance company domiciled in Connecticut. The predecessor company of American Skandia was originally incorporated on May 21, 1969. We are licensed as a life insurer in all 50 states and the District of Columbia. We are a wholly owned subsidiary of American Skandia, Inc. (formerly American Skandia Investment Holding Corporation) whose indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor began operations in 1855. Two of our affiliates, American Skandia Marketing, Incorporated, and American Skandia Information Services and Technology Corporation, may provide certain administrative functions for us. We may also engage various independent firms to provide various administrative functions for us. Another affiliate, American Skandia Investment Services, Incorporated, currently acts as the investment manager to American Skandia Trust, one of the underlying mutual funds whose Portfolios are available as variable investment options. We currently engage Skandia Investment Management, Inc., an affiliate whose indirect parent is Skandia Insurance Company Ltd., as investment manager for our general account. We are under no obligation to engage or continue to engage any investment manager.


                              THE SEPARATE ACCOUNT


[96] What supports American Skandia's obligation to me if I buy a Policy? The benefits provided by the Policy are our obligations. The assets supporting our obligations equaling the Account Value allocated to the variable investment options are held in our Separate Account F. We maintain assets in our general account to support our obligations: (1) equal to the Account Value allocated to the fixed option; (2) equal to the Account Value in the Loan Account; (3) for any settlement option; and (4) for any other obligation we may have in relation to a Policy.


         The Separate Account was established under the laws of Connecticut. Assets in the Separate Account may support obligations created in relation to the Policies described in this Prospectus or other policies we offer. We are the legal owner of the assets in the Separate Account. Income, gains and losses, whether or not realized, are credited or charged to the Separate Account according to the terms of the Policies and any other policies supported by the assets in the Separate Account without regard to our other income, gains or losses or to the income, gains or losses in any other of our separate accounts. We will maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities we must maintain in relation to the life insurance policies supported by such assets. These assets may only be charged with liabilities that arise from such life insurance policies.

         Separate Account F is registered with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of the Separate Account or of us. The Separate Account meets the definition of "separate account" under the federal securities law.

         The only Sub-accounts available to you are those offered in this Prospectus. These Sub-accounts are available as investment options for other policies we offer. Sub-accounts are permitted to invest in Portfolios we consider suitable. The Portfolios in which the Sub-accounts invest are available to Sub-accounts of other separate accounts, including separate accounts we use in relation to a number of variable annuities. Separate accounts of other insurers and of various qualified retirement plans may also invest in the Portfolios.

                                      TAXES


[97] What are the taxes associated with the Policy? The following are some brief summary answers to questions about Federal income taxes. Federal and state tax laws, as well as the interpretations of those laws, change. In addition, we do not know your particular circumstances, which is one of a number of reasons we cannot give you tax advice. You should consult a professional tax advisor for tax advice for your particular situation. You should also be sure to read the "Additional Tax Considerations" section appearing later in this Prospectus, which includes, but is not limited to, information regarding estate taxes.

[98] Will my Beneficiary pay taxes on the Death Proceeds? Under most circumstances, the Beneficiary does not pay any income tax on the Death Proceeds.


[99] Is gain in the Policy taxed every year? Generally, any gain in the Policy is not taxed currently. However, the treatment of gain when a MEC is assigned is discussed below.

[100] How are amounts that I receive before the Insured's death taxed? If your Policy is not being treated as a MEC, amounts you receive as a partial withdrawal or if you surrender the Policy are deemed for income tax purposes to come first from your basis in the Policy. That means you may withdraw your basis before you are considered to have withdrawn any gain. Any gain withdrawn is taxed as ordinary income. Under most circumstances, taking a loan does not result in any income tax consequences.


[101] Under what circumstances might the Policy or any amounts taken out be treated differently for income tax purposes? The tax treatment of any life insurance policy and any distribution while the Insured is alive will be different if the policy is deemed: (1) not to qualify as life insurance under the Code; or (2) to be a MEC. The Code defines life insurance in such a way as to limit the amount of money that can be put into a life insurance policy and receive the tax preferences provided for life insurance. We expect to administer the Policies such that the death benefits will always receive the treatment accorded life insurance death benefits under the Code. However, the Code has a second, more restrictive limit as to how much money may be contributed if the taxpayer is to receive all the tax benefits for life insurance policies under the Code, such as tax-free loans and "first-in/first-out" treatment of distributions. If the amount contributed violates this second, more restrictive limit, the Policy will be treated as a MEC and will not receive many of the tax preferences of life insurance policies. This second limit, sometimes known as the "7-pay test", is defined as paying more during the first seven years of a policy than the amount that would be paid if the policy provided for paid up benefits after seven level annual premiums. Any changes to a Policy which is considered, for tax purposes, to be a "material" change, including, but not limited to, a reduction in the Death Benefit at any time as may occur after a partial surrender, a change in the Specified Amount, require us to test the Policy again for compliance with the 7-pay test based on the changes to the Policy.

[102] How is a "MEC" treated differently from other life insurance policies? Some of the key ways in which a MEC is treated differently from other life insurance policies are: (a) amounts you receive as a partial withdrawal, loan, or if you surrender the Policy are deemed for income tax purposes to come first from any gain at the time of the transaction ("last in/first out" treatment); (b) distributions of gain before the taxpayer's age 59 1/2 are subject to a 10% penalty unless an exception applies; and (c) assignments or pledges as collateral for a loan are deemed a distribution. Gain subsequent to an assignment or pledge may be treated as if it is distributed each year. However, death benefits paid from a MEC are treated the same as from other life insurance policies.


                              AVAILABLE INFORMATION


[103] How can I find out more about this offer? You first should review the rest of this Prospectus for additional information. This Prospectus is part of the registration statement we filed with the Securities and Exchange Commission regarding this offering. Additional information on American Skandia and this offering is available in that registration statement and accompanying exhibits. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy the registration statement and the accompanying exhibits at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


                 MISCELLANEOUS PROVISIONS AND ADDITIONAL DETAILS

The following sections provide additional information you should consider before purchasing a Policy.

                            PROVIDING SERVICES TO YOU


You can reach us by telephone at 1-888-554-3348 or through our Internet Website at http://www.americanskandia.com. We may require that you provide us with proper identification before we release information about your Policy or accept instructions received over the phone, the Internet or via any other electronic means. We may require that you provide your Social Security or tax identification number. We also may require you to present the personal identification number ("PIN") we provide you after we issue a Policy. To the extent permitted by law or regulation, neither we nor any person authorized by us will be responsible for any claim, loss, liability or expense in connection with a transaction, including but not limited to a transfer between investment options, over the phone, the Internet or via any other electronic means. However, this will only be the case if we or such authorized person acted: (a) in good faith reliance that you authorized the transaction; and (b) on reasonable procedures to identify you or your designee though a number of verification methods. These methods may include recording phone conversations, requesting Social Security or tax identification numbers, PINs, confirming electronic mail addresses, or similar means. We may be liable for losses due to unauthorized or fraudulent instructions should we not follow such reasonable procedures.


We may require that you submit forms In Writing for certain transactions. We require the written consent of all joint Owners for any transaction for which we require the Owner's written consent.

                                  DESIGNATIONS

Certain designations apply to a Policy - the Owner, the Insured and the Beneficiary. All designations are subject to our rules and our acceptance. We assume all designations, other than the Insured, are revocable unless you tell us otherwise. You should consult with a competent tax advisor on the income tax, estate and inheritance tax implications of various designations. You should also consult with a competent legal advisor as to the implications of certain designations in relation to an estate, bankruptcy and community property, where applicable, as well as other matters.

We assume the Insured(s) is/are the Owner(s) unless you tell us otherwise. If you name more than one Owner, all rights reserved to Owners are then held as joint tenants with rights of survivorship unless you provide alternative instructions. Naming someone to be the Owner other than the payor of the Premium may have gift, estate or other tax implications.

We assume the Beneficiary is you or your estate unless you tell us otherwise. You may name more than one primary and more than one contingent Beneficiary.

                              NET INVESTMENT FACTOR

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent Valuation Period is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Period. The net investment factor is (1) divided by (2), less (3), where:

(1)   is the net result of:

     (a) the net asset value per share of the underlying Portfolio at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio; plus or minus

     (b) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(2)   is the net result of:

     (a) the net asset value per share of the underlying Portfolio at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio; plus or minus

     (b) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Sub-account.

(3)   is the mortality and expense risk charges and the administration charge.

                               ALLOCATION PROGRAMS

We may provide administrative support for various programs that automatically transfer Account Value between certain investment options at scheduled times. These include dollar cost averaging and static rebalancing (periodic rebalancing of Account Values between investment options to conform to preset percentages). However, we only offer to support such allocation programs according to our rules. While we are offering to support these programs as of the date of this Prospectus, we do not guarantee to support these programs at all times.

We may also provide administrative support for various allocation programs that may be made available by your financial professional. These may include various asset allocation and market timing programs. We only offer to support such programs according to our rules. These rules may include, but are not limited to, receipt of your authorization In Writing permitting a financial professional to make transfers between investment options on your behalf, or to enroll your Policy in one of the allocation programs for which we provide administrative support. We permit the agent of record to make transfers on your behalf unless you give us other instructions.

Any financial professional you authorize may or may not be appointed by us as our agent for the sale of Policies. However, we do not engage any agent of record or any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of Policies. We therefore take no responsibility for the investment allocations and transfers transacted on your behalf by such third parties, in accordance with any allocation programs employed by such third parties or any investment allocation recommendations made by such third parties. While we offer support for a number of these programs as of the date of this Prospectus, we do not support all such programs and do not guarantee to always continue support for those programs we currently support or may support in the future. We do not charge you for the administrative support we provide to these third parties.

                            LIMITATIONS ON TRANSFERS

We retain the right to refuse transfers, either for one Owner or a group of Owners, if we believe that: (a) excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Prices or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if your transfer request was denied. If a transfer request is denied, a new transfer request may be required.

                          DEATH DURING THE GRACE PERIOD

We deduct the unpaid charges from the Death Benefit when calculating the Death Proceeds if the Insured dies during a grace period.

                                  REINSTATEMENT


You may apply for reinstatement of the Policy if it lapses. We must receive this application In Writing at our Office within five years of the date the lapse occurred as measured from the end of the grace period. We may require evidence of insurability satisfactory to us. In order to reinstate your Policy, you also must pay us a reinstatement amount, including any applicable charges.


                                    MATURITY

We currently do not require that the Cash Value of the Policy be paid out as of any "maturity date". There is an assumed maturity date for purposes of compliance with various state insurance requirements and for purposes of meeting certain tests under the Code. Should we come to believe that the Cash Value must be paid out as of the assumed maturity date in order to comply with state or Federal requirements, then a Policy will mature as of the Policy Anniversary on which the Insured is Age 100. If there are two Insureds, a Policy "matures" as of the Policy Anniversary on which the younger Insured is Age 100 or would have been Age 100 if the younger Insured is then deceased. If we must implement a maturity date, we will pay out the Cash Value once the Policy matures. The Policy will then end, and we will not have any more obligations under the Policy. Certain rights and benefits under the Policy may be restricted after Age 100.

                              PRICING TRANSACTIONS

We "price" charges, transfers, distributions and payments on the date indicated below. If such transactions are scheduled to occur on other than a Valuation Day, we price such transactions as of the following Valuation Period:

     (1) "Scheduled" transactions such as monthly deductions, transfers and distributions are "priced" according to the Unit Price next computed after the date such transactions are scheduled to occur. However, if a transaction is "scheduled" to occur on a day other than a Valuation Day, such transaction will be processed and priced on the next Valuation Day following the scheduled transaction. "Scheduled" transactions include, but are not limited to, all charges deducted on a Monthly Processing Date, equalization of Debt and the Account Value in the Loan Account on a Policy Anniversary, transfers under a dollar cost averaging program or transfers previously scheduled with us at our Office as part of any rebalancing, asset allocation or similar program, or any program of scheduled distributions. However, we price scheduled periodic payments which you authorize to be transferred from an account at another financial institution for additional Premiums or loan repayments as "unscheduled" transactions, because we cannot control the administrative processing of the other financial institution.

     (2) "Unscheduled" transactions such as transfers, loans or partial withdrawals that are not subject to any medical waiver are "priced" according to the Unit Price next computed after we receive the request for such transactions at our Office. "Unscheduled" transfers include any transfers processed in conjunction with any market timing program, or transfers not previously scheduled with us at our Office pursuant to any rebalancing, asset allocation or similar program which you employ or you authorize to be employed on your behalf. "Unscheduled" transfers received pursuant to an authorization to accept transfer instructions using voice or data transmission over the phone are priced as of the Valuation Period we receive the request at our Office for such transactions. We price unscheduled payments sent to us as of the date we receive such amounts at our Office. These include additional Premiums, loan repayments, and payments to keep a Policy in effect during a grace period or a reinstatement payment.

     (3) We price surrenders, withdrawals subject to a medical waiver, accelerated death benefit payments and payment of Death Proceeds as of the date we receive at our Office all materials we require for such transactions and such materials are satisfactory to us.

                              DELAYING TRANSACTIONS

We may defer any distribution or transfer from a Fixed Allocation or any payment under a fixed settlement option for a period not to exceed the lesser of six (6) months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any payment under a settlement option for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed seven (7) calendar days from the date the transaction is effected. This is a delay in payment only, and is not a delay in the pricing of any such distribution or transfer. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

All procedures, including distributions, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

                                     VOTING

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations, in the Loan Account or in relation to fixed payments under a settlement option.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners, unless we, in our sole discretion, determine that we are required by law or regulation to vote otherwise. Owners have voting rights equal to the number of shares represented by the Sub-account Units attributable to their Policy.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for a Portfolio will be determined as of the record date for such Portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable Portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

                         TRANSFERS, ASSIGNMENTS, PLEDGES

Generally, your rights in a Policy may be transferred, assigned or pledged at any time. These transactions may be subject to income taxes and certain penalty taxes, depending in part on whether your Policy is treated as a MEC. You may transfer, assign or pledge your rights to another person at any time, prior to the death upon which the Death Benefit is payable. You must request a transfer or provide us a copy of the assignment In Writing. A transfer or assignment is subject to our acceptance. We will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment.

                                     REPORTS

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means. We send a confirmation statement to you each time an unscheduled transaction is made affecting Account Value. Such transactions will generally include changes in investment allocation or transfers among investment options, loans and loan repayments, partial surrenders or withdrawals, and any charges associated with such unscheduled transactions. We also send quarterly statements detailing the activity affecting your Policy during the prior quarter, including all scheduled and unscheduled transactions. To the extent permitted by law, some types of scheduled transactions will only be confirmed on a quarterly basis. Such transactions will generally include those pre-authorized charges deducted on the Monthly Processing Date. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. You should review the information in these statements carefully. You must report all errors or corrections to us at our Office immediately to assure proper crediting to your Policy. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days after the date of the transaction. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days of the end of the calendar quarter. We may also send you or make available electronically through our Internet Website an annual report and a semi-annual report containing financial statements for the applicable Sub-accounts, as of December 31 and June 30, respectively.

                                INCONTESTABILITY

We may not contest the validity of a Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If there are two Insureds, this applies to the lifetime of either Insured. If the Policy is reinstated, to the extent permitted by law, we may not contest the validity of a Policy after it has been in effect for two years from the date of the reinstatement.

                                     SUICIDE

If an Insured commits suicide within two years of the Policy Date (or whatever maximum period is permitted under law) or the date of a reinstatement if allowed by law, the Death Benefit will be the greater of: (a) Premium paid less any outstanding Debt and any partial withdrawals; or (b) the Cash Value. All other requirements as to calculation and payment of Death Proceeds will apply.

                                  MISSTATEMENT

We will adjust the amount of the Death Proceeds to conform to the facts if the age or gender of an Insured is incorrectly stated. We will do so as specified in the Policy and as permitted by law.


                                   BACKDATING

We do not currently permit backdating the Policy Date to a date earlier than the Issue Date. However, we reserve the right to permit backdating in the future.


                            POLICY LOANS ON EXCHANGES

Subject to our rules, we will establish a loan on a Policy that you purchase as part of an exchange that is not subject to current taxation in accordance with
Section 1035 of the Code. However, we will charge the premium tax and DAC tax on the amount of this "inherited" loan as if it was received as Premium. For purposes of determining the Assessable Premium, the amount of the inherited loan will not be treated as commissionable Premium.


The amount of this inherited loan in your Policy when established will be equal to the loan that was in effect before you surrendered your prior policy. As of the Policy Date, your Account Value will reflect any transferred "Premium" plus the amount of the inherited loan. That portion of your Account Value equal to the inherited loan amount will be allocated to the Loan Account as collateral for the loan. By reflecting the inherited loan amount in the Account Value, the sum of the Specified Amount and the Account Value initially will be more under Death Benefit Option B than it would be without the loan. Also, there will be a corresponding increase in the Minimum Required Death Benefit. In addition, for purposes of determining the Guaranteed Minimum Death Benefit, we will deem the "Premium" to be the amounts paid plus the loan amount as of the Policy Date. All charges that are calculated as a percentage of your Account Value will increase because the Account Value will reflect the amount of the loan allocated to the Loan Account.


Withdrawals of amounts to pay loans transferred to an Exchange Policy from any prior policy may have adverse taxable consequences. You should consult your tax advisor before purchasing an Exchange Policy with the intention to make such a withdrawal or before requesting such a withdrawal.

                          RESOLVING MATERIAL CONFLICTS

The Portfolios may be available to registered separate accounts offering either or both life and annuity contracts of insurance companies not affiliated with us. We also may offer life insurance policies and/or annuity contracts that offer different variable investment options from those offered under this Policy, but which invest in the same Portfolios. It is possible that differences might arise between our Separate Account F and one or more accounts of other insurance companies which offer a Portfolio as a Sub-account. It is also possible that differences might arise between a Sub-account offered under this Policy and variable investment options offered under different life insurance policies or annuities we offer, even though such different variable investment options invest in the same Portfolio. In some cases, it is possible that the differences could be considered "material conflicts." Such a "material conflict" could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect either these different life and annuity separate accounts or differing life insurance policies and annuities. It could also arise by reason of differences in voting instructions of persons with voting rights under our policies and/or annuities and those of other companies, persons with voting rights under annuities and those with rights under life policies, or persons with voting rights under one of our life policies or annuities with those under other life policies or annuities we offer. It could also arise for other reasons. We will monitor events so we can identify how to respond to such conflicts. If such a conflict occurs, we will take the necessary action to protect persons with voting rights under our life policies or annuities vis-a-vis those with rights under life policies or annuities offered by other insurance companies. We will also take the necessary action to treat equitably persons with voting rights under this Policy and any persons with voting rights under any other life policy or annuity we offer.

                      MODIFICATION OF THE SEPARATE ACCOUNT

We reserve the right to do any or all of the following: (a) combine any Sub-account(s) with any other Sub-account(s); (b) combine Separate Account F or a portion thereof with other separate accounts; (c) deregister Separate Account F under the Investment Company Act of 1940; (d) operate Separate Account F as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; (e) make changes required by any change in the Securities Act of 1933, the Securities Exchange Act of 1934 or the Investment Company Act of 1940; (f) make changes that are necessary to maintain the tax status of your Policy under the Code; and (g) make changes required by any change in other Federal or state laws relating to life insurance policies in general or variable life insurance policies in particular.

We also may make additional Sub-accounts available to you from time to time. These Sub-accounts will invest in Portfolios we believe to be suitable for the Policy. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account F.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe a Portfolio no longer suits the purpose of the Policy. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of a Portfolio, or because the Portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, combination, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, combination, deletion or addition.

                                 ENTIRE CONTRACT

For any Policy issued, the entire contract between you and us includes the Policy form and any of the following which may be attached to the Policy: riders or endorsements, the copy of any Application and endorsements. All statements made in any Application are deemed to be representations and not warranties. No statement is used to void a Policy or defend a claim unless it is contained in any Application attached to the Policy.

Only our President, one of our Vice Presidents or our Secretary may change or waive any provisions of a Policy. Any change or waiver must be In Writing. To the extent permitted by law, we are not bound by any promises or representations made by or to any other person.

                          ADDITIONAL TAX CONSIDERATIONS

The following is a brief summary of certain Federal tax laws as they are currently interpreted. No one can be certain that the laws or interpretations will remain unchanged or that agencies or courts will always agree as to how the tax law or regulations are to be interpreted. This discussion is not intended as tax advice. You may wish to consult a professional tax advisor for tax advice as to your particular situation.


Our Taxation: We are taxed as a life insurance company under Part I, subchapter L, of the Code.

Treatment as "life insurance": The Policy was designed to qualify as a life insurance contract under the Code. All terms and provisions of the Policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance under federal tax law, a policy must satisfy certain requirements established by the Code. We believe the Policy satisfies the applicable requirements. If we determine that a Policy does not satisfy the applicable requirements, we may take appropriate action to conform the Policy to the applicable requirements which could include the return of a portion of your premium and the earnings thereon and the imposition of higher cost of insurance charges in the future. This action may require making certain changes to your Policy. We will notify you before making any such changes.

As life insurance, under most circumstances, the Beneficiary does not pay any Federal income tax on the Death Proceeds. As a non-MEC, under most circumstances: (a) any gain in the Policy is not taxed currently; and (b) any amounts you receive as a partial withdrawal or if you surrender the Policy are deemed for income tax purposes to come first from your basis in the Policy, with any gain withdrawn taxed as ordinary income; and (c) if you assign or pledge any portion of the Policy, the transaction is not treated as a distribution subject to taxation.

Treatment as a "modified endowment contract": The tax treatment of the Policy and any distribution while the Insured is alive will be different if the Policy is deemed to be a MEC. Some of the key ways in which a MEC is treated differently from other life insurance Policies are: (a) amounts you receive as a partial withdrawal, loan, or if you surrender the Policy are deemed for income tax purposes to come first from any gain at the time of the transaction; (b) distributions of gain before the taxpayer's age 59 1/2 are subject to a 10% penalty unless an exception applies; and (c) assignments or pledges as collateral for a loan are deemed a taxable distribution to the extent of any gain.

Exchanges: Section 1035 of the Code permits certain income tax-free exchanges of life insurance policies. You must comply with various requirements for such exchanges to be treated as tax-free, which include, but are not limited to: (a) the need for the insured to be the same individual or individuals before and after the exchange; (b) the need for the owner(s) to be the same before and after the exchange; and (c) the need to have the Debt on a Policy as of the date all premium is received equal to any outstanding indebtedness on the life insurance exchanged for the Policy.

On November 22, 1999, the Internal Revenue Service issued an acquiescence in the decision of the United States Tax Court in Conway v. Commissioner (111 T.C. 350
(1998)) that a taxpayer's partial surrender of an annuity contract and direct transfer of the resulting proceeds for the purchase of a new annuity contract qualifies as a non-taxable exchange under Section 1035 of the Internal Revenue Code. "Acquiescence" means that the IRS accepts the holding of the Court in a case and that the IRS will follow it in disposing of cases with the same controlling facts. Prior to the Conway decision, industry practice has been to treat a partial surrender of account value as fully taxable to the extent of any gain in the contract for tax reporting purposes and to "step-up" the basis in the contract accordingly. However with the IRS' acquiescence in the Conway decision, partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% IRS tax penalty on pre-age 59 1/2 withdrawals. The IRS reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals after a partial exchange.

While the principles expressed in the Conway decision appear applicable to partial exchanges from life insurance, there is no guidance from the Internal Revenue Service as to whether it concurs with non-recognition treatment under
Section 1035 of the Code for such transaction. In addition, please be cautioned that no specific guidance has been provided as to the impact of such a transaction for the remaining life insurance policy, particulary as to the subsequent methods to be used to test for compliance under the Code for both the definition of life insurance and the definition of a modified endowment contract

As of the date of this Prospectus, we continue to report partial surrenders of life insurance policies as subject to current taxation to the extent of any gain. However, we may change our reporting procedures to treat certain of these transactions as partial 1035 exchanges. Should we do so, we reserve the right to report transactions that may have been designed to receive partial 1035 exchange treatment as partial surrenders subject to current taxation if we, as a reporting and withholding agent, believe that we would be expected to deem a transaction to be abusive.


Transfers between investment options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable life insurance policy will not be treated as life insurance for tax purposes if persons with ownership rights have excessive control over the investments underlying such a policy. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Policy offered pursuant to this Prospectus. We will take any action, including modifications to your Policy or the Sub-accounts, required to comply with such guidelines if promulgated.


Generation skipping transfers: Under the Code certain taxes may be due when all or part of a life insurance policy is transferred to or a death benefit is paid to an individual two or more generations younger than the policy holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1.01 million exemption from tax on all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Policy or from any applicable payment treated as a direct skip any amount of tax we are required to pay. You should consult with competent tax counsel for more information on generation skipping transfers.


Diversification: Section 817(h) of the Code provides that a variable life insurance policy, in order to qualify as life insurance, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). The Treasury Department's regulations prescribe the diversification requirements for variable life insurance policy. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us. A withholding form may be required.

Accelerated Death Benefits: Payments of amounts that otherwise would be payable to the Beneficiary as a result of an Insured's death can qualify for the same tax-free treatment as death benefits if certain requirements are met. These include requirements regarding the terminal illness of the Insured. We believe payments under the provisions of the accelerated death benefit of the Policy will meet the requirements of the Code and the regulations in order to qualify as tax-free payments.

Continuing the Policy Beyond the Implied Maturity Date: We believe that a Policy will continue to be treated as life insurance and, if applicable, as a MEC, if it remains in force beyond the Policy's assumed maturity date. However, this tax treatment is not certain, so you should consult your tax advisor before taking this step. If the Policy is not treated as life insurance after such date, gain in the Policy may no longer be taxed deferred, and all or a portion of the Death Proceeds may be taxable to the Beneficiary.

Survivorship Policies: The Code does not directly address how certain features of a policy paying on the death of a surviving insured should be treated. We believe such a policy should be treated as other life insurance policies, but there is some uncertainty as to whether that is the case. If the surviving Insured is an Owner, the Death Proceeds payable as a result of the death of the last surviving Insured generally will be treated as part of the Owner's estate for purposes of the Federal estate tax. If the surviving Insured was not an Owner, the replacement cost of the Policy would be included in the estate of the Owner upon his or her death and Death Proceeds payable as a result of the death of the surviving Insured are includible in the person's estate if the proceeds are payable to or for the benefit of that person's estate or if the surviving Insured held incidents of ownership in the Policy within three years prior to death.


Substandard Risk Classes: The Code provides limited guidance on the proper tax treatment of policies issued on a substandard basis (i.e. those in a substandard risk class). The Code limits the amount we can charge for mortality costs and other expenses we use when we calculate whether your Policy qualifies as life insurance under the Code. We are required to base our calculations on reasonable mortality and other charges reasonably expected to be paid. We believe that the charges used for your Policy should meet the current requirement for "reasonableness." However, the IRS and the Department of Treasury recently indicated that they expect to issue guidance in 2000 on reasonable mortality charges in connection with life insurance policies. Accordingly, we reserve the right to make changes to the current and guaranteed mortality charges and factors used to determine the Minimum Required Death Benefit, if new regulations or guidance is issued that requires a change to ensure that your Policy qualifies as life insurance under the Code. This could result in a change in your Death Benefit and/or the return of a portion of your premiums and the earnings thereon. We will continue to monitor this situation.


Other Taxes: Amounts received or deemed received from a Policy that may be subject to Federal income tax also may be subject to state income taxes. The fair market value of a Policy or the Death Proceeds may be included under certain circumstances in an estate for purposes of state inheritance taxes or Federal estate taxes. Federal estate and gift taxes are integrated for various purposes. An unlimited marital deduction may apply for purposes of Federal estate and gift taxes, which would allow deferral of taxes until the death of the surviving spouse.

                            SAFEKEEPING OF THE ASSETS

We maintain the assets of the Separate Account and those in our general account. The assets of the Separate Account are segregated from those in our general account.

                                   REGULATION

We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. We are regulated and supervised by the Connecticut Commissioner of Insurance. By March 1 of every year, we must prepare and file an annual statement, in a form prescribed by the Connecticut Insurance Department, which covers our operations for the preceding calendar year, and must prepare and file our statement of financial condition as of December 31 of such year. The Commissioner and his or her agents have the right at all times to review or examine our books and assets. A full examination of our operations will be conducted periodically according to the rules and practices of the National Association of Insurance Commissioners ("NAIC"). We are subject to the insurance laws and various Federal and state securities laws and regulations and to regulatory agencies, such as the Securities and Exchange Commission and the Connecticut Banking Department, which administer those laws and regulations.

We can be assessed up to prescribed limits for policyholder losses incurred by insolvent insurers under the insurance guaranty fund laws of most states. We cannot predict or estimate the amount any such future assessments we may have to pay. However, the insurance guaranty laws of most states provide for deferring payment or exempting a company from paying such an assessment if it would threaten such insurer's financial strength.

Several states, including Connecticut, regulate insurers and their affiliates under insurance holding company laws and regulations. This applies to us and our affiliates. Under such laws, inter-company transactions, such as dividend payments to parent companies and transfers of assets, may be subject to prior notice and approval, depending on factors such as the size of the transaction in relation to the financial position of the companies.


Currently, the federal government does not directly regulate the business of insurance. However, federal legislative, regulatory and judicial decisions and initiatives often have significant effects on our business. Types of changes that are most likely to affect our business include changes to: (a) the taxation of life insurance companies; (b) the tax treatment of insurance products; (c) the securities laws, particularly as they relate to insurance and annuity products; (d) the "business of insurance" exemption from many of the provisions of the anti-trust laws; and (e) any initiatives directed toward improving the solvency of insurance companies. We would also be affected by federal initiatives that have impact on the ownership of or investment in United States companies by foreign companies or investors.


                                  LEGAL MATTERS


The General Counsel of American Skandia Life Assurance Corporation has passed on the legal matters relating to the offering of these Policies.


                                LEGAL PROCEEDINGS

As of the date of this Prospectus, neither we nor American Skandia Marketing, Incorporated were involved in any litigation outside of the ordinary course of business, and know of no material claims.

                                     EXPERTS


The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of American Skandia Life Assurance Corporation Variable Account F at December 31, 1999 and for the periods ended December 31, 1999 and 1998, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


William H. Strong, Vice President, FSA, MAAA, has approved the hypothetical illustration included in this Prospectus and Registration Statement. We have included them relying on his opinion that they are reasonable.

                          DISTRIBUTION OF THIS OFFERING


American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., acts as the principal underwriter of the Policies. ASM was incorporated under the laws of the State of Delaware on September 8, 1987. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust which are offered as underlying investment options under the Policy. ASM is a broker-dealer registered with the SEC under the 1934 Act and a member of the National Association of Securities Dealers, Inc. ("NASD").

ASM will enter into distribution agreements with certain broker-dealers registered under the Securities and Exchange Act of 1934 or with entities which may otherwise offer the Policies that are exempt from such registration. In addition, ASM may offer Policies directly to potential purchasers. Generally the maximum initial commission to be paid on premiums received is 7.0%. However, we may pay higher amounts under certain situations. In addition, a portion of compensation may be paid from time to time based on all or a portion of either the Account Value or the Cash Value. We reserve the right to base commissions from time-to-time on the investment options chosen by Owners, including investment options that may be deemed our "affiliates" or "affiliates" of ASM under the Investment Company Act of 1940.

We may pay an on-going service fee in relation to providing certain statistical information upon request by Owners about the investment options and the Portfolios. We may make the fee payable to the service providers based on either the Account Value or Cash Value of Policies. Under most circumstances, we will engage the broker-dealer of record for your Policy, or the entity of record if such entity could offer Policies without registration as a broker-dealer (i.e. certain banks), to be your resource for the statistical information, and to be available upon your request to both provide and explain such information to you. The broker-dealer of record or the entity of record is the firm which sold you the Policy, unless later changed. Some portion of the fee we pay for this service may be payable to your representative.


We may structure on-going sales compensation and the on-going service fees such that no fee is payable based on the value in Fixed Allocations. If that were to occur, it is possible that your representative may receive on-going service fee compensation, but only in relation to value maintained in variable investment options.


From time to time, as permitted by law, we may promote the sale of our products such as the Policies offered pursuant to this Prospectus through programs of non-cash rewards to registered representatives of participating broker-dealers. We may withdraw or alter such promotions at any time.


To the extent permitted, we may advertise certain information regarding the performance of the investment options that does not take into consideration the effect of the deductions for taxes, the cost of insurance charges, the sales charge or the contingent deferred sales charge. This performance information may help you review the performance of the investment options and provide a basis for comparison between the Policy's investment options. This information may be less useful when comparing the performance of the investment options with the performance of investment options provided in other variable life policies because each plan of life insurance will have its own applicable charges. This information is even less useful in comparing performance to that of any savings or investment vehicle, rather than variable life insurance.

Performance information on the Sub-accounts is based on past performance only and is no indication of future performance. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the Portfolios and upon prevailing market conditions and the response of the Portfolios to such conditions. Actual performance will also depend on changes in the expenses of the Portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such Portfolios. In addition, the charges deducted from your Account Value and those assessed against each Sub-account will affect performance.


Certain of the Portfolios existed prior to the inception of the Sub-accounts available under the Policy. To the extent permitted by applicable law, performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Portfolios have been in existence but prior to the inception of the Sub-account(s) or the initial offering of the Policies. Such performance is considered hypothetical historical performance because the Sub-accounts did not exist during the period the performance was achieved. Such hypothetical historical performance is calculated using the same assumptions employed in calculating historical performance since inception of the Sub-accounts. Any such historical performance will be based on assumptions. These include assumptions regarding: (a) the Age, tobacco usage class, risk class and gender, where applicable, of an Insured or Insureds; (b) the amount and timing of Premium payments, the Specified Amount, the Death Benefit Option and the Policy Date; and (c) assumptions about a lack of transfers, loans, loan repayments and withdrawals as well as no changes to the Specified Amount and Death Benefit Option during the period for which performance is quoted.


American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay Death Proceeds, make payments under any settlement options or administer Policies. Such rankings and ratings do not reflect or relate to the performance of Separate Account F or the underlying Portfolios.

                                  ILLUSTRATIONS


It is impossible to illustrate exactly how a Policy will perform in the future. However, you may better understand how a Policy works, and may be able to better compare a Policy with other life insurance plans, using hypothetical illustrations based on the personal characteristics of the Insured(s) as well as certain assumptions about the future. The Company will furnish, upon request and at no charge, a personalized hypothetical illustrations based on: (a) the Age(s) of the Insured(s); (b) the tobacco usage class and expected risk class(es) of the Insured(s); (c) the gender of the Insured(s), where permitted; (d) the Specified Amount you seek; (e) which Death Benefit Option (A or B) is to apply; and (f) the amount and timing of Premiums you intend to pay. Where applicable, the Company will also furnish upon request an illustration for a Policy that is not affected by the sex of the Insured.

When requested, personalized hypothetical illustrations provided by the Company will be based, as appropriate, on the methodology and format of the hypothetical illustrations that the Company has included in its registration statement for the Policy. Please refer to the section of the Prospectus entitled "How can I find out more about this offer?" The hypothetical illustrations show the changes in the Death Benefit, Account Value and Cash Value over time based on certain assumptions, including:

|X| Hypothetical average annual gross rates of return in the Portfolios of 0%, 6% and 12%. To the extent permitted by NASD rules and other applicable laws and regulations, we may also provide personalized hypothetical illustrations based on actual historical performance of one or more of the Portfolios.

|X| Hypothetical constant expense ratios of 1.15% for the Portfolios, which is the average of the actual total annual expenses for all available Portfolios as of December 31, 1999. The total annual expenses for the underlying mutual funds are shown in the section entitled "Summary of Costs - Underlying Mutual Fund Portfolio Annual Expenses." The 1.15% hypothetical expense ratio, when deducted from the hypothetical average annual gross rates of return equals a hypothetical average annual net rate of return of -1.15%, 4.85%, 10.85% respectively. To the extent permitted by NASD rules and other applicable laws and regulations, we may also provide personalized hypothetical illustrations based on different assumptions of underlying mutual fund expenses.

|X| The mortality and expense risk charge assessed against the assets in the Separate Account at an annualized rate of 0.90%. The charge for administrative expenses connected with operating the Separate Account is 0.25% per year.

|X| The cost of insurance charges under the Policy that differ by gender, tobacco usage class and attained age, as well as all other charges that apply.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation
---                                                           --------------------------                        --------------------

Patricia J. Abram                                             Senior Vice President                            Senior Vice President
48                                                                                                       and National Sales Manager,
                                                                                                                      Variable Life:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Ms. Abram  joined us in 1998.  She  previously  held the position of Senior Vice
President, Chief Marketing Officer with Mutual Service Corporation. Ms. Abram was employed there since 1982.

Lori Allen                                                    Vice President                                         Vice President:
30                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Kimberly Anderson                                             Vice President                                         Vice President,
33                                                                                                           National Sales Manager/
                                                                                                                    Qualified Plans:
                                                                                            American Skandia Marketing, Incorporated

Robert M. Arena                                               Vice President                                         Vice President:
31                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Arena joined us in 1995. He previously held an internship position with KPMG
Peat  Marwick in 1994 and the position of Group Sales  Representative  with Paul
Revere Insurance from October, 1990 to August, 1993.

Gordon C. Boronow                                             President and                                            President and
47                                                            Deputy Chief Executive Officer         Deputy Chief Executive Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Robert W. Brinkman                                            Senior Vice President                           Senior Vice President,
35                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
44                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi                                                Chief Executive                    Senior Executive Vice President and
55                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Carl Cavaliere                                                Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cavaliere joined us in 1998. He previously held the position of Director of Operations with Aetna, Inc. since 1989.


Y.K. Chan                                                     Senior Vice President                            Senior Vice President
42                                                                                                    and Chief Information Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Mr. Chan joined us in 1999. He previously held the position of Chief Information
Officer with E.M. Warburg Pincus from January 1995 until April 1999 and the position of Vice President, Client Server Application Development with Scudder,
Stevens and Clark from January 1991 until January 1995.

Lucinda C. Ciccarello                                         Vice President                           Vice President, Mutual Funds:
41                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Ms.  Ciccarello joined us in 1997. She previously held the position of Assistant
Vice President with Phoenix Duff & Phelps since 1984.

Lincoln R. Collins                                            Senior Vice President                           Senior Vice President:
39                                                            Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Tim Cronin                                                    Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cronin joined us in 1998. He previously held the position of  Manager/Client
Investor with Columbia Circle Investors since 1995.

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
46                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Harold Darak                                                  Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.   Darak   joined  us  in  1999.   He   previously   held  the   position  of
Consultant/Senior Manager with Deloitte & Touche since 1998 and the positions of
Second  Vice  President  with The  Guardian  since 1996 and The  Travelers  from
October, 1982 until December, 1995.

Wade A. Dokken                                                Deputy Chief Executive Officer                           DCEO and COO:
40                                                            and Chief Operating Officer                      American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation


Elaine C. Forsyth                                             Vice President                                         Vice President:
38                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Larisa Gromyko                                                Director, Insurance Compliance         Director, Insurance Compliance:
53                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Maureen Gulick                                                Director, Business Operations           Director, Business Operations:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Berthann Jones                                                Vice President                                         Vice President:
45                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Jones  joined  us in  1997.  She  previously  held  the  position  of  Vice
President/Trust  Officer with Ridgefield Bank since 1996 and Manager with Wright
Investors Service since 1993.

Ian Kennedy                                                   Senior Vice President                           Senior Vice President,
52                                                                                                                 Customer Service:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Ian Kennedy joined us in 1998. He previously was self-employed since 1996 and held the position of Vice President, Customer Service with SunLife of Canada from September, 1968 to August, 1995.

T. Richard Kennedy                                            General Counsel and                                   General Counsel:
65                                                            Director (since March, 2000)                     American Skandia Life
                                                                                                               Assurance Corporation

Mr. T. Richard Kennedy joined us in 1999. He previously was Managing Partner with the law firm of Werner & Kennedy.

N. David Kuperstock                                           Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
47                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
45                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Senior Vice President,                          Senior Vice President,
38                                                            Treasurer and                                            Treasurer and
                                                              Corporate Controller                             Corporate Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President at Allmerica Financial since 1994.

Michael A. Murray                                             Senior Vice President                                  Vice President,
31                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Brian O'Connor                                                Vice President                                         Vice President,
35                                                                                                           National Sales Manager,
                                                                                                               Internal Wholesaling:
                                                                                                                    American Skandia

                                                                                                             Marketing, Incorporated

M. Patricia Paez                                              Vice President                                         Chief of Staff:
39                                                                                                            American Skandia, Inc.




Polly Rae                                                     Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Rebecca Ray                                                   Vice President                                         Vice President:
44                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Ray  joined us in 1999.  She  previously  held the  position  of First Vice
President with Prudential  Securities since 1997 and Vice President with Merrill
Lynch since 1995.

Rodney D. Runestad                                            Vice President                                         Vice President:
50                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Hayward L. Sawyer                                             Senior Vice President                         Executive Vice President
55                                                                                                           National Sales Manager:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Lisa Shambelan                                                Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Karen Stockla                                                 Vice President                                         Vice President,
33                                                                                                Intellectual Resources Department:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms. Stockla joined us in 1998. She previously held the position of Manager, Application Development with Citizens Utilities Company since 1996 and HRIS Tech
Support Representative with Yale New Haven Hospital since 1993.

William H. Strong                                             Vice President                                         Vice President:
56                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong joined us in 1997. He previously held the position of Vice President with American Financial Systems from June 1994 to October 1997 and the position of Actuary with Connecticut Mutual Life from June 1965 to June 1994.

Leslie S. Sutherland                                          Vice President                                         Vice President,
46                                                                                                    National Key Accounts Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Amanda C. Sutyak                                              Vice President                                         Vice President:
42                                                            Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Christian A. Thwaites                                         Senior Vice President                           Senior Vice President,
42                                                                                                      National Marketing Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Thwaites joined us in 1996. He previously held the position of consultant with Monitor Company since October 1995 and Vice President with Aetna, Inc.
since 1995.


Mary Toumpas                                                  Vice President                                      Vice President and
48                                                                                                              Compliance Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Toumpas  joined us in 1997.  She  previously  held the position of Assistant
Vice President with Chubb Life/Chubb Securities since 1973.

Bayard F. Tracy                                               Senior Vice President and                       Senior Vice President,
52                                                            Director (since September, 1994)               National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Deborah G. Ullman                                             Senior Vice President                        Senior Vice President and
45                                                                                                          Chief Operating Officer:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Ullman joined us in 1998. She previously held the position of Vice President with Aetna, Inc. since 1977.

Jeffrey M. Ulness                                             Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Derek Winegard                                                Vice President                                         Vice President:
41                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.  Winegard  joined us in 1999. He previously held the position of Senior Vice
President with Trust Consultants, Inc. since 1991.

Brett M. Winson                                               Senior Vice President and                       Senior Vice President,
44                                                            Director (since March 2000)          Intellectual Resource Development
                                                                                                              American Skandia, Inc.

Mr. Winson  joined us in 1998.  He  previously  held the position of Senior Vice
President with Sakura Bank, Ltd. since 1990.


                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP


Hartford, Connecticut
February  11,  2000,
except for Note 18 as to which the date is March 22, 2000

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Financial Condition
                                 (in thousands)


                                                                                 As of December 31,
                                                                          1999                        1998
                                                                     ---------------            ----------------

ASSETS

Investments:
  Fixed maturities - at amortized cost                               $        3,360             $         8,289
  Fixed maturities - at fair value                                          198,165                     141,195
  Investment in mutual funds - at fair value                                 16,404                       8,210
  Derivative instruments                                                        189                           -
  Policy loans                                                                1,270                         569
                                                                      --------------              --------------

    Total investments                                                       219,388                     158,263

Cash and cash equivalents                                                    89,212                      77,525
Accrued investment income                                                     4,054                       2,880
Deferred acquisition costs                                                1,087,705                     721,507
Reinsurance receivable                                                        4,062                       4,191
Receivable from affiliates                                                        -                       1,161
Income tax receivable - deferred                                             51,726                      38,861
State insurance licenses                                                      4,263                       4,413
Fixed assets                                                                  3,305                         328
Other assets                                                                  4,533                       3,744
Separate account assets                                                  29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total assets                                                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

LIABILITIES AND SHAREHOLDER'S EQUITY


Liabilities:
Reserve for future contractowner benefits                            $       11,215             $        37,508
Policy reserves                                                              29,912                      25,545
Drafts outstanding                                                           51,059                      28,941
Accounts payable and accrued expenses                                       158,590                      91,827
Income tax payable                                                           24,268                       6,657
Payable to affiliates                                                        68,736                           -
Future fees payable to parent                                               576,034                     368,978
Short-term borrowing                                                         10,000                      10,000
Surplus notes                                                               179,000                     193,000
Separate account liabilities                                             29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total Liabilities                                                      30,489,980                  18,597,856
                                                                     ---------------            ----------------

Shareholder's equity:
  Common stock, $100 and $80 par value, 25,000 shares authorized,
    issued and outstanding                                                    2,500                       2,000
  Additional paid-in capital                                                215,879                     179,889
  Retained earnings                                                         141,162                      64,993
  Accumulated other comprehensive income                                       (107)                      3,535
                                                                     ---------------            ----------------

    Total Shareholder's equity                                              359,434                     250,417
                                                                     ---------------            ----------------

    Total liabilities and shareholder's equity                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Operations
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------       -------------

REVENUES

Annuity and life insurance charges and fees              $     289,989        $    186,211        $    121,158
Fee income                                                      83,243              50,839              27,593
Net investment income                                           10,441              11,130               8,181
Premium income                                                   1,278                 874                 920
Net realized capital gains                                         578                  99                  87
Other                                                            1,832                 387                  75
                                                         --------------       -------------       -------------

  Total revenues                                               387,361             249,540             158,014
                                                         --------------       -------------       -------------


EXPENSES

Benefits:
  Annuity and life insurance benefits                              612                 558               2,033
  Change in annuity and life insurance policy reserves           3,078               1,053                  37
  Cost of minimum death benefit reinsurance                      2,945               5,144               4,545
  Return credited to contractowners                             (1,639)             (8,930)             (2,018)
                                                         --------------       -------------       -------------

                                                                 4,996              (2,175)              4,597

Expenses:
  Underwriting, acquisition and other insurance
    expenses                                                   206,350             167,790              90,496
  Interest expense                                              69,502              41,004              24,895
                                                         --------------       -------------       -------------

                                                               275,852             208,794             115,391
                                                         --------------       -------------       -------------

  Total benefits and expenses                                  280,848             206,619             119,988
                                                         --------------       -------------       -------------

    Income from operations before income tax                   106,513              42,921              38,026

      Income tax expense                                        30,344               8,154              10,478
                                                         --------------       -------------       -------------

        Net income                                       $      76,169        $     34,767        $     27,548
                                                         ==============       =============       =============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Shareholder's Equity
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------      --------------      --------------

Common stock:
  Beginning balance                                      $       2,000       $       2,000       $       2,000
  Increase in par value                                            500                   -                   -
                                                         --------------      --------------      --------------

    Ending balance                                               2,500               2,000               2,000
                                                         --------------      --------------      --------------

Additional paid in capital:
  Beginning balance                                            179,889             151,527             122,250
  Transferred to common stock                                     (500)                  -                   -
  Additional contributions                                      36,490              28,362              29,277
                                                         --------------      --------------      --------------

    Ending balance                                             215,879             179,889             151,527
                                                         --------------      --------------      --------------

Retained earnings:
  Beginning balance                                             64,993              30,226               2,678
  Net income                                                    76,169              34,767              27,548
                                                         --------------      --------------      --------------

    Ending balance                                             141,162              64,993              30,226
                                                         --------------      --------------      --------------

Accumulated other comprehensive income:

  Beginning balance                                              3,535                 668                (584)
  Other comprehensive income                                    (3,642)              2,867               1,252
                                                         --------------      --------------      --------------

    Ending Balance                                                (107)              3,535                 668
                                                         --------------      --------------      --------------

      Total shareholder's equity                         $     359,434       $     250,417       $     184,421
                                                         ==============      ==============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------      --------------

Cash flow from operating activities:

  Net income                                             $      76,169              34,767       $       27,548
  Adjustments to reconcile net income to net
    cash used in operating activities:
      Amortization and depreciation                              1,495                 251                  223
      Deferred tax expense                                     (10,903)            (14,242)              (9,631)
      Change in unrealized losses on derivatives                 3,749                   -                    -
      Increase in policy reserves                                4,367               1,130                3,176
      Change in receivable from/payable to affiliates           69,897                 166               (1,321)
      Change in income tax payable                              17,611               7,704               (2,172)
      Increase in other assets                                    (789)             (1,173)                (415)
      Increase in accrued investment income                     (1,174)               (438)                (483)
      Decrease/(increase) in reinsurance receivable                129               2,152                 (268)
      Increase in deferred acquisition costs                  (366,198)           (174,804)            (190,969)
      Increase in accounts payable and accrued expenses         66,763              20,637                5,719
      Increase in drafts outstanding                            22,118               9,663                6,245
      Change in foreign currency translation, net                  701                 (22)                (34)
      Realized capital gain                                       (578)                (99)                (87)
                                                         --------------       -------------      --------------

        Net cash used in operating activities                 (116,643)            (114,308)           (162,469)
                                                         --------------       -------------      --------------

Cash flow from investing activites:

      Purchase of fixed maturity investments                   (99,250)            (31,828)            (28,905)
      Proceeds from sale and maturity of fixed
        maturity investments                                    36,226               4,049              10,755
      Purchase of derivatives                                   (4,974)                  -                   -
      Purchase of shares in mutual funds                       (17,703)             (7,158)             (5,595)
      Proceeds from sale of shares in mutual funds              14,657               6,086               1,415
      Purchase of fixed assets                                  (3,178)                (18)               (189)
      Increase in policy loans                                    (701)                118                (528)
                                                         --------------       -------------      --------------

        Net cash used in investing activities                  (74,923)            (28,751)            (23,047)
                                                         --------------       -------------      --------------

Cash flow from financing activities:

      Capital contribution from parent                          22,490               8,362              29,277
      Increase in future fees payable to parent                207,056             135,944             185,922
      Net withdrawals from contractowner accounts              (26,293)             (5,696)              6,959
                                                         --------------       -------------      --------------

        Net cash provided by financing activities               203,253             138,610             222,158
                                                         --------------       -------------      --------------

          Net increase/(decrease) in cash and cash
            equivalents                                         11,687              (4,449)             36,642

          Cash and cash equivalents at beginning of year        77,525              81,974              45,332
                                                         --------------       -------------      --------------

            Cash and cash equivalent at end of year      $      89,212              77,525       $      81,974
                                                         ==============       =============      ==============

     Income taxes paid                                   $      23,637              14,651       $      22,308
                                                         ==============       =============      ==============

      Interest paid                                      $      69,697              35,588       $      16,916
                                                         ==============       =============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  ORGANIZATION AND OPERATION

    American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI", formerly known as American Skandia Investment Holding Corporation) whose ultimate parent is Skandia Insurance Company Ltd., a Swedish Corporation.

    The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

    The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholder's equity of $4,592,000 and $4,724,000 as of December 31, 1999, and 1998, respectively. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,523,000, $2,514,000 and $1,438,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A.  Basis of Reporting

        The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

        Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

    B.  New Accounting Pronouncements

        In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use. The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed all internal use software related costs as incurred. The Company has identified and capitalized $3,035,000 of costs associated with internal use software during 1999 and is amortizing the applicable costs on a straight-line basis over a three year period. At December 31, 1999, the unamortized balance was $2,920,000 and is included in fixed assets.

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). Subsequently, in July 1999, FASB issued FAS 137 "Deferral of the Effective Date of FASB Statement 133". The adoption date was delayed to fiscal years beginning after June 15, 2000. The Company is currently evaluating the potential impact on its financial position.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    C.  Investments

        The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        The Company has classified its mutual fund investments held in support of a deferred compensation plan are available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        Derivative instruments are recorded consistent with hedged items. The Company hedges the market value fluctuations of the guaranteed minimum death benefit ("GMDB") exposure embedded in its policy reserves and as such, the portion of the derivative instrument which constitutes an effective hedge is carried at market value. The cost associated with the portion of the instrument which is not considered an effective hedge is amortized to investment income over the life of the instrument.

        Policy loans are carried at their unpaid principal balances.

        Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

    D.  Derivative Instruments

        During the second quarter of 1999, the Company's agreement to reinsure substantially all of its exposure on its GMDB liability was terminated and the business was recaptured, as the reinsurer had recently announced its intention to exit this market. In response, the Company instituted a hedge program to effectively manage the market risk associated with GMDB reserve fluctuations using put options. The cash invested in the put options is at risk to the extent that the value of the underlying index is less than the strike price at the exercise date. This would be offset by a corresponding decrease in the hedged GMDB exposure.

    E.  Cash Equivalents

        The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

    F.  Fair Values of Financial Instruments

        The methods and assumptions used to determine the fair value of financial instruments are as follows:

        Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    F.  Fair Values of Financial Instruments (continued)

        Fair values of investments in mutual funds are based on quoted market prices.

        The fair value of the portion of the derivative instrument which constitutes an effective hedge is determined based on current value of the underlying index.

        The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

        The carrying value of short-term borrowing approximates fair value due to the short-term nature of these liabilities.

        Fair values of certain financial instruments, such as future fees payable to parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

    G.  State Insurance Licenses

        Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized on a straight line basis over 40 years.

    H.  Income Taxes

        The Company is included in the consolidated federal income tax return and combined state income tax return of an upstream company, Skandia AFS Development Holding Corporation and certain of its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provisions are computed on a separate return basis as adjusted for consolidated items such as net operating loss carryforwards.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

    I.  Recognition of Revenue and Contract Benefits

        Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    I.  Recognition of Revenue and Contract Benefits (continued)

        Revenues for market value adjusted fixed annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account reserve for future contractowner benefits to the extent in excess of the separate account liabilities.

        Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% at December 31, 1999 and 1998.

        Revenues for variable life insurance contracts consist of charges against contractowner account values for mortality and expense risk fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

    J.  Deferred Acquisition Costs

        The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

        Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows:


                           (in thousands)                        1999                    1998                  1997
                                                                 ----                    ----                  ----

                  Balance at beginning of year                   $721,507              $546,703              $355,734
                                                                 --------              --------              --------

                  Acquisition costs deferred

                     during the year                              450,059               261,432               243,476

                  Acquisition costs amortized

                     during the year                              (83,861)              (86,628)              (52,507)
                                                                 ---------             --------              --------

                                                                  366,198               174,804               190,969
                                                                  -------               -------               -------

                  Balance at end of year                       $1,087,705              $721,507              $546,703
                                                               ==========              ========              ========

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    K.  Reinsurance

        The Company cedes reinsurance under modified co-insurance arrangements. These reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts.

        As noted in Note 2D, the Company reinsured its exposure to market fluctuations associated with its GMDB liability in 1999, 1998 and the beginning of 1997. Under this reinsurance agreement, the Company ceded premiums of $2,945,000, $5,144,000 and $4,545,000; received claim
        reimbursements   of  $242,000,   $9,000  and  $46,000;   and,   recorded
        increases/(decreases) in reserves of ($2,763,000), ($323,000) and $918,000 in each of the three years, respectively.

        At December 31, 1999 and 1998, in accordance with the provisions of a modified coinsurance agreement, the Company accrued $41,000 and $1,976,000, respectively, for amounts receivable from favorable reinsurance experience on a block of variable annuity business.

    L.  Translation of Foreign Currency

        The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of income and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

    M.  Separate Accounts

        Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. A fixed option with a minimum guaranteed interest rate is also available. The Company is responsible for the credit risk associated with these investments.

        Included in Separate Account liabilities are $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, consisting of long term bonds, short term securities, transfers due from the general account and cash and cash equivalents which are held in support of these annuity contracts, pursuant to state regulation.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    N.  Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

3.  COMPREHENSIVE INCOME

    The components of comprehensive income, net of tax, for the years ended December 31, 1998, 1997 and 1996 were as follows:


                  (in thousands)                                           1999              1998           1997
                                                                           ----              ----           ----

         Net income                                                       $76,169          $34,767         $27,548
         Other comprehensive income:
            Unrealized investment gains/(losses) on
               available for sale securities                               (3,082)           2,751           1,288
            Reclassification adjustment for realized
               losses/(gains) included in investment income                (1,016)             138             (14)
                                                                           -------       ---------       ---------
            Net unrealized gains/(losses) on securities                    (4,098)           2,889           1,274

            Foreign currency translation                                      456              (22)            (22)
                                                                        ---------       ----------      ----------

         Other comprehensive income                                        (3,642)           2,867           1,252
                                                                         ---------        --------        --------

         Comprehensive income                                             $72,527          $37,634         $28,800
                                                                          =======          =======         =======

    The components of accumulated other comprehensive income, net of tax, as of December 31, 1999 and 1998 were as follows:


                  (in thousands)                                         1999                  1998
                                                                         ----                  ----

         Unrealized investment gains                                     ($255)                $3,843
         Foreign currency translation                                      148                   (308)
                                                                        ------                -------

         Accumulated other comprehensive income                          ($107)                $3,535
                                                                         ======                ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS

    The amortized cost, gross unrealized gains/losses and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1999 and 1998 are shown below. All securities held at December 31, 1999 and 1998 were publicly traded.

    Investments in fixed maturities as of December 31, 1999 consisted of the following:


                  (in thousands)                                     Held-to-Maturity

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                      $1,105                $  -             $ (1)                $1,104

         Corporate securities                 2,255                   -              (15)                 2,240
                                              -----                ----             -----               -------

            Totals                           $3,360                $  -             $(16)                $3,344
                                             ======                ====             =====                ======



                  (in thousands)                                     Available-for-Sale

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                   $  81,183                $  -           $ (678)             $  80,505

         Obligations of
            state and political
            subdivisions                        253                                   (3)                   250

         Corporate securities               121,859                   -           (4,449)               117,410
                                          ---------                ----            ------             ---------

            Totals                         $203,295                $  -         $ (5,130)              $198,165
                                           ========                ====         =========              ========


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1999 are shown below.

                  (in thousands)                        Held-to-Maturity                  Available-for-Sale
                                                        ----------------                  ------------------

                                                    Amortized          Fair             Amortized           Fair
                                                      Cost             Value              Cost              Value

         Due in one year or less                      $3,107          $3,097       $           -  $           -

         Due after one through five years                253             247             130,284            128,250

         Due after five through ten years                  -               -              73,011             69,915
                                                  ----------      ----------          ----------         ----------

               Total                                  $3,360          $3,344            $203,295           $198,165
                                                      ======          ======            ========           ========


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    Investments in fixed maturities as of December 31, 1998 consisted of the following:


                  (in thousands)                       Held-to-Maturity

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                       $3,774                 $57                   $-                $3,831

         Obligations of
            state and political
            subdivisions                           -                   -                    -                     -

         Corporate

            securities                         4,515                  34                    -                 4,549
                                             -------                ----                  ---               -------

               Totals                         $8,289                 $91                  $ -                $8,380
                                              ======                 ===                  ===                ======


                  (in thousands)                       Available for Sale

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                     $ 17,399              $  678                 $  -             $  18,077

         Obligations of
            state and political

            subdivisions                         253                   7                    -                   260

         Corporate

            securities                       117,774               5,160                 (76)               122,858
                                           ---------             -------              -------            ----------

               Totals                       $135,426              $5,845               $ (76)              $141,195
                                            ========              ======               ======              ========


         Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $32,196,000, $999,000, and $5,056,000, respectively. Proceeds from maturities during 1999, 1998 and 1997 were $4,030,000,  $3,050,000, and
         $5,700,000, respectively.


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 1999 and 1998 are shown below:


                  (in thousands)                                 Gross             Gross
                                                              Unrealized        Unrealized              Fair
                                             Cost                Gains            Losses                Value

         1999                              $11,667              $4,763           $ (26)               $16,404
                                           =======              ======           ======               =======

         1998                               $8,068                $416          $ (274)                $8,210
                                            ======                ====          =======                ======


     Net realized  investment gains (losses) were as follows for the years ended
     December 31:

                  (in thousands)                                  1999                  1998                1997
                                                                ------                  ----                ----

         Fixed maturities:
           Gross gains                                        $    253                 $    -              $  10
           Gross losses                                           (228)                    (1)                -
         Investment in mutual funds:
           Gross gains                                             990                    281                116
           Gross losses                                           (437)                  (181)               (39)
                                                               -------                 ------             ------

         Totals                                                 $  578                  $  99              $  87
                                                                ======                  =====              =====

5.  NET INVESTMENT INCOME

    The sources of net investment income for the years ended December 31, 1999, 1998 and 1997 were as follows:

                  (in thousands)                                1999                   1998                1997
                                                                ----                   ----                ----

         Fixed maturities                                      $ 9,461               $  8,534             $6,617
         Cash and cash equivalents                               2,159                  1,717              1,153
         Investment in mutual funds                                 32                  1,013                554
         Policy loans                                               31                     45                 28
         Derivative Instruments                                 (1,036)                     -                  -
                                                             ---------             ----------          ---------

         Total investment income                                10,647                 11,309              8,352
         Investment expenses                                       206                    179                171
                                                            ----------             ----------           --------

         Net investment income                                 $10,441                $11,130             $8,181
                                                               =======                =======             ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES

    The significant components of income tax expense for the years ended December 31 were as follows:


                (in thousands)                                 1999                  1998                  1997
                                                               ----                  ----                  ----

         Current tax expense                                  $41,248               $22,384               $20,108

         Deferred tax benefit                                 (10,904)              (14,230)               (9,630)
                                                              --------             --------             ---------

         Total income tax expense                             $30,344              $  8,154               $10,478
                                                              =======              ========               =======

         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1999 and 1998, are as follows:


                  (in thousands)                                         1999                         1998
                                                                         ----                         ----

         Deferred tax liabilities:
             Deferred acquisition costs                                ($321,873)                  ($210,731)
             Payable to reinsurers                                       (26,733)                    (25,585)
             Policy fees                                                  (1,146)                       (859)
             Net unrealized gains                                            (80)                     (2,069)
                                                                    ------------                 -----------

             Total                                                      (349,832)                   (239,244)
                                                                        --------                   ---------

         Deferred tax assets:
             Net separate account liabilities                            333,521                     225,600
             Future contractowner benefits                                 3,925                      13,128
             Other reserve differences                                    39,645                      25,335
             Deferred compensation                                        18,844                       9,619
             Surplus notes interest                                        5,030                       3,375
             Foreign exchange translation                                    137                         166
             Other                                                           456                         882
                                                                     -----------                ------------
             Total                                                       401,558                     278,105
                                                                        --------                   ---------

             Income tax receivable - deferred                          $  51,726                   $  38,861
                                                                       =========                   =========

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES (continued)

    The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:


                  (in thousands)                                    1999               1998                 1997
                                                                    ----               ----                 ----

         Income (loss) before taxes
             Domestic                                             $109,036             $45,435             $39,464
             Foreign                                                (2,523)             (2,514)             (1,438)
                                                                 ----------          ---------           ---------
             Total                                                 106,513              42,921              38,026

             Income tax rate                                            35%                 35%                 35%
                                                                 ---------           ---------           ---------

         Tax expense at federal
             statutory income tax rate                              37,280              15,022              13,309

         Tax effect of:
             Dividend received deduction                            (9,572)             (9,085)             (4,585)
             Losses of foreign subsidiary                              883                 880                 503
             Meals and entertainment                                   664                 487                 340
             State income taxes                                      1,071                 673                 577
             Other                                                      18                 177                 334
                                                                 ---------            --------             -------

         Income tax expense                                      $  30,344            $  8,154             $10,478
                                                                 =========            ========             =======

7.  RECEIVABLE FROM/PAYABLE TO AFFILIATES

    Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company; and likewise, the Company has charged operating costs to ASISI. The total cost to the Company for these items was $11,136,000, $7,722,000, and $5,572,000 for the years ended December 31, 1999, 1998 and
    1997, respectively. Income received for these items was $3,919,000, $1,355,000 and $3,225,000 for the years ended December 31, 1999, 1998 and
    1997, respectively.

    The Company had a $10 million short-term loan payable to ASI at December 31, 1999 and 1998. The total interest expense thereon to the Company was $585,000, $622,000 and $642,000 for the years ended December 31, 1999, 1998 and 1997 respectively, of which $182,000 was payable as of December 31, 1999 and 1998.

    Beginning in 1999, the Company was reimbursed by ASM for certain distribution related costs associated with the sales of business through an investment firm where ASM serves as an introducing broker dealer. Under this agreement, the expenses reimbursed in 1999 were $1,441,000. As of December 31,1999, amounts receivable under this agreement were $245,000.

    As of December 31,1999, the Company had received $71,000,000 from ASI in advance of the sale of certain rights to receive future fees and contract charges. This sale is expected to be completed in the first quarter of 2000.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT

    In a series of transactions with ASI, the Company sold certain rights to receive future fees and contract charges expected to be realized on variable portions of designated blocks of deferred annuity contracts. The effective dates and issue periods these transactions cover are as follows:


                                   Closing           Effective           Contract Issue
               Transaction           Date              Date                  Period

                   1996-1           12/16/96            9/1/96         1/1/94   -   6/30/96
                   1997-1            7/23/97            6/1/97         3/1/96   -   4/30/97
                   1997-2           12/30/97           12/1/97         5/1/95   -  12/31/96
                   1997-3           12/30/97           12/1/97         5/1/96   -  10/31/97
                   1998-1            6/30/98            6/1/98         1/1/97   -   5/31/98
                   1998-2           11/10/98           10/1/98         5/1/97   -   8/31/98
                   1998-3           12/30/98           12/1/98         7/1/96   -  10/31/98
                   1999-1            6/23/99            6/1/99         4/1/94   -   4/30/99
                   1999-2           12/14/99           10/1/99        11/1/98   -   7/31/99

    In connection with these transactions, ASI issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

    Under the terms of the Purchase Agreements, the rights sold provide for ASI to receive a percentage (80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years).

    The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

    The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present values of the transactions as of the respective effective date were as follows:


                                                                                       Present
         (in thousands)           Transaction             Discount Rate                 Value
                                  -----------             -------------                 -----

                                    1996-1                    7.5%                     $50,221
                                    1997-1                    7.5%                      58,767
                                    1997-2                    7.5%                      77,552
                                    1997-3                    7.5%                      58,193
                                    1998-1                    7.5%                      61,180
                                    1998-2                    7.0%                      68,573
                                    1998-3                    7.0%                      40,128
                                    1999-1                    7.5%                     120,632
                                    1999-2                    7.5%                     145,078

         Payments representing fees and charges in the aggregate amount of $131,420,000, $69,226,000 and $22,250,000 were made by the Company to the Parent for the years ended December 31, 1999, 1998 and 1997, respectively. Related interest expense of $52,840,000, $22,978,000 and $6,842,000 has been included in the statement of income for the years ended December 31, 1999, 1998 and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT (continued)

    Expected payments of future fees payable to ASI as of December 31, 1999 are as follows:


                                            Year Ended

          (in thousands)                    December 31,                     Amount
                                            -----------                      ------

                                               2000                         $103,975
                                               2001                          107,262
                                               2002                          106,491
                                               2003                           97,550
                                               2004                           78,512
                                               2005                           51,839
                                               2006                           25,712
                                               2007                            4,693
                                                                           ---------
                                              Total                         $576,034

         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

9.       LEASES

         The Company leases office space under a lease agreement established in 1989 with ASIST. The lease expense for 1999, 1998 and 1997 was $5,003,000, $3,588,000 and $2,428,000 respectively. Future minimum lease payments per year and in aggregate as of December 31, 1999 are as follows:

         (in thousands)             2000                               $  7,004
                                    2001                                  7,004
                                    2002                                  6,854
                                    2003                                  6,756
                                    2004                                  6,929
                                    2005 and thereafter                  51,865
                                                                       --------

                                    Total                               $86,412
                                                                        =======


10.      RESTRICTED ASSETS

         To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $4,868,000 and $3,747,000 as of December 31, 1999, and 1998, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

11.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         On November 8, 1999, the Board of Directors authorized the Company to increase the par value of its capital stock from $80 per share to $100 per share in order to comply with minimum capital levels as required by the California Department of Insurance. This transaction resulted in a corresponding decrease in paid in and contributed surplus of $500,000 and had no effect on capital and surplus.

         Statutory basis shareholder's equity was $286,385,000 and $285,553,000 at December 31, 1999 and 1998, respectively.

         The  statutory  basis  net  loss  was   $17,672,000,   $13,152,000  and
         $8,970,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1999, no amounts may be distributed without prior approval.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50%
         level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $3,164,000, $2,115,000 and $1,220,000 for the years ended December 31,
         1999, 1998 and 1997, respectively.

         The Company has a deferred compensation plan, which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $193,000, $342,000 and $270,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         The Company and an affiliate cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. The Company also has a profit sharing program which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the program. The accrued liability representing the value of these units was $42,619,000 and $21,372,000 as of December 31, 1999 and 1998,
         respectively. Payments under this plan were $4,079,000, $2,407,000 and $1,119,000 for the years ended December 31, 1999, 1998, and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

13.      REINSURANCE

         The effect of reinsurance for the years ended December 31, 1999, 1998 and 1997 is as follows:

         (in thousands)                                   1999
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $326,670                    $315                 ($1,397)
         Ceded                    (36,681)                  2,763                    (242)
                                 --------                  ------                 --------
         Net                     $289,989                  $3,078                 ($1,639)
                                 ========                  ======                 ========


                                                          1998
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $215,425                 $   691                 ($8,921)
         Ceded                    (29,214)                    362                      (9)
                                 --------                  ------                 --------
         Net                     $186,211                  $1,053                 ($8,930)
                                 ========                  ======                 ========


                                                          1997
                                                          ----

                             Annuity and life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $144,417                    $955                 ($1,972)
         Ceded                    (23,259)                   (918)                    (46)
                                 --------                   -----                 --------
         Net                     $121,158                   $  37                 ($2,018)
                                 ========                   =====                 ========

         Such ceded reinsurance does not relieve the Company of its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations assumed under the reinsurance agreements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

14.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1999 and 1998 were as follows:


              (in thousands)
                                                                                            Interest for the
                                        Interest          1999          1998           Years Ended December 31,
              Issue Date                  Rate          Amount         Amount        1999         1998        1997
              ----------                  ----          ------         ------        ----         ----        ----

         December 29, 1993                6.84%                -             -             -        1,387       1,387
         February 18, 1994                7.28%           10,000        10,000           738          738         738
         March 28, 1994                   7.90%           10,000        10,000           801          801         801
         September 30, 1994               9.13%           15,000        15,000         1,389        1,389       1,389
         December 28, 1994                9.78%                -        14,000         1,308        1,388       1,388
         December 19, 1995                7.52%           10,000        10,000           762          762         762
         December 20, 1995                7.49%           15,000        15,000         1,139        1,139       1,139
         December 22, 1995                7.47%            9,000         9,000           682          682         682
         June 28, 1996                    8.41%           40,000        40,000         3,411        3,411       3,411
         December 30, 1996                8.03%           70,000        70,000         5,698        5,699       5,699

         Total                                          $179,000      $193,000       $15,928      $17,396     $17,396
                                                        ========      ========       =======      =======     =======

         The surplus note for $14,000,000 dated December 28, 1994 was converted to additional paid-in capital on December 10, 1999. A surplus note for $20,000,000 dated December 29, 1993 was converted to additional paid-in capital on December 31, 1998. All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1999 and 1998, $14,372,000 and $9,644,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.

15.      SHORT-TERM BORROWING

         The Company had a $10 million short-term loan payable to the Parent at December 31, 1999 and 1998. The total interest expense to the Company was $585,000, $622,000 and $642,000 and for the years ended December 31, 1999, 1998 and 1997, respectively, of which $197,000 and $182,000 was payable as of December 31, 1999 and 1998, respectively.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets which are carried at fair value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

17.      SEGMENT REPORTING

         During 1998, to complement its annuity products, the Company launched specific marketing and operational activities towards the release of variable life insurance and qualified retirement plan annuity products. Assets under management and sales for the products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information."

18.      SUBSEQUENT EVENT

         On March 22, 2000, the Company sold certain rights to receive future fees and contract charges expected to be received on variable portions of deferred annuity contracts issued between August 1, 1999 and January 31, 2000. This transaction is the latest in a series of agreements with ASI, as described in Note 8.

         This transaction has an effective date of March 22, 2000. The present value as of this date, discounted at 7.5%, was $171,781,000.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

19.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:


                   (in thousands)                                            Three months Ended
                                                                             ------------------
                                                     March 31          June 30      September 30       December 31
                                                     --------          -------      ------------       -----------
                       1999
         Premiums and other insurance
            revenues                                   $78,412           $88,435          $97,955          $111,540
         Net investment income                           2,654             2,842            2,735             2,210
         Net realized capital gains                        295                25              206                52
                                                    ----------       -----------       ----------       -----------
         Total revenues                                 81,361            91,302          100,896           113,802

         Benefits and expenses                          64,107            67,803           71,597            77,341
                                                      --------          --------         --------          --------

         Pre-tax net income                             17,254            23,499           29,299            36,461

         Income taxes                                    3,844             7,142            7,898            11,460
                                                     ---------         ---------        ---------           -------

         Net income                                   $ 13,410          $ 16,357         $ 21,401           $25,001
                                                      ========          ========         ========           =======


                                  1998

         Premiums and other insurance
            revenues                                   $50,593           $57,946          $62,445           $67,327
         Net investment income                           3,262             2,410            2,469             2,989
         Net realized capital gains (losses)               156                13              (46)              (24)
                                                    ----------       -----------      -----------       -----------
         Total revenues                                 54,011            60,369           64,868            70,292

         Benefits and expenses                          46,764            42,220           48,471            69,164
                                                      --------          --------         --------          --------

         Pre-tax net income                              7,247            18,149           16,397             1,128

         Income taxes                                    1,175             4,174            2,223               582
                                                     ---------         ---------         --------         ---------

         Net income                                   $  6,072           $13,975          $14,174          $    546
                                                      ========           =======          =======          ========


                       1997
         Premiums and other insurance
            revenues                                   $30,186           $34,056          $41,102           $44,402
         Net investment income                           1,369             2,627            2,031             2,154
         Net realized capital gains                         20                43               21                 3
                                                   -----------       -----------      -----------      ------------
         Total revenues                                 31,575            36,726           43,154            46,559

         Benefits and expenses                          18,319            30,465           31,179            40,025
                                                      --------          --------         --------          --------

         Pre-tax net income                             13,256             6,261           11,975             6,534

         Income taxes                                    4,260             2,614            3,354               250
                                                     ---------         ---------        ---------        ----------

         Net income                                   $  8,996          $  3,647         $  8,621          $  6,284
                                                      ========          ========         ========          ========



FINANCIAL STATEMENTS FOR AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT F
                                                           American Skandia Life
                                                           Assurance Corporation

                                                              Variable Account F

                                                Year ended December 31, 1999 and

                                               for the period from June 26, 1998

                                                       through December 31, 1998

                          Independent Auditor's Report

To the Contractowners of

    American Skandia Life Assurance Corporation
    Variable Account F and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the accompanying statement of assets and contractowners' equity of the thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account F, referred to in Note 1, as of December 31, 1999 and 1998, and the related statement of operations for the year ended December 31, 1999 and statements of changes in net assets for the year ended December 31, 1999 and the period from June 26, 1998 through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the thirty-eight sub-accounts of American Skandia Life Assurance Corporation Variable Account F, referred to in Note 1, at December 31, 1999 and 1998, and the results of its operations for the year ended December 31, 1999 and its changes in net assets for the year ended December 31, 1999 and the period June 26, 1998 through December 31, 1998 in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Hartford, Connecticut
February 11, 2000

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT F
STATEMENT OF ASSETS AND CONTRACTOWNERS' EQUITY
AS OF DECEMBER 31, 1999



------------------------------------------------------------------------------------------------------------------------------------

                                             ASSETS

Investment in mutual funds at market value ( Note 2 ):
      American Skandia Trust ( AST ):
            AIM International Equity Portfolio - 7,322 shares ( cost $229,735)                            $ 250,628
            AIM Balanced Portfolio - 20,329 shares ( cost $277,085)                                         309,816
            American Century Income & Growth Portfolio - 40,224 shares ( cost $588,004)                     629,510
            Lord Abbett Growth & Income Portfolio - 53,071 shares ( cost $1,180,721)                      1,247,172
            Lord Abbett Small Cap Value Portfolio - 8,289 shares ( cost $83,224)                             90,102
            JanCap Growth Portfolio - 137,105 shares ( cost $6,102,520)                                   7,569,537
            Money Market Portfolio - 4,389,667 shares ( cost $4,389,616)                                  4,389,616
            Neuberger & Berman Midcap Value Portfolio - 21,447 shares ( cost $268,264)                      285,555
            Neuberger & Berman Midcap Growth Portfolio - 20,529 shares ( cost $380,293)                     493,309
            Federated High Yield Portfolio - 50,212 shares ( cost $594,454)                                 598,526
            T. Rowe Price Asset Allocation Portfolio - 13,235 shares ( cost $236,080)                       249,620
            T. Rowe Price International Bond Portfolio - 904 shares ( cost $8,642)                            8,682
            T. Rowe Price International Equity Portfolio - 4,426 shares ( cost $62,418)                      73,773
            T. Rowe Price Natural Resources Portfolio - 4,122 shares ( cost $54,996)                         54,241
            T. Rowe Price Small Company Value Portfolio - 13,393 shares ( cost $149,119)                    152,547
            Janus Small Cap Growth Portfolio - 45,828 shares ( cost $1,310,759)                           1,952,725
            PIMCO Total Return Bond Portfolio - 79,436 shares ( cost $870,727)                              872,996
            PIMCO Limited Maturity Bond Portfolio - 91,450 shares ( cost $977,329)                          990,402
            INVESCO Equity Income Portfolio - 45,130 shares ( cost $814,964)                                841,672
            Oppenheimer Large-Cap Growth - 16,870 shares ( cost $254,787)                                   319,694
            Janus Overseas Growth Portfolio - 60,678 shares ( cost $1,090,941)                            1,523,012
            American Century Strategic Balanced Portfolio - 20,123 shares ( cost $289,165)                  307,889
            American Century International Growth Portfolio - 5,129 shares ( cost $99,221)                  114,884
            Marsico Capital Growth Portfolio - 178,129 shares ( cost $3,111,708)                          3,854,716
            Cohen & Steers Realty Portfolio - 5,464 shares ( cost $43,996)                                   45,679
            Bankers Trust Enhanced 500  Portfolio - 119,699 shares ( cost $1,643,395)                     1,790,690
            Kemper Small Cap Portfolio - 996 shares ( cost $14,116)                                          15,521
            MFS Growth Portfolio - 2,373 shares ( cost $24,455)                                              26,820
            MFS Growth with Income Portfolio - 1,301 shares ( cost $13,395)                                  13,687
            Founders Passport Portfolio - 5,466 shares ( cost $109,523)                                     134,616
      The Alger American Fund ( AAF ):
            Growth Portfolio - 26,382 shares ( cost $1,477,593)                                           1,698,442
            Midcap Growth Portfolio - 25,890 shares ( cost $735,767)                                        834,440
      INVESCO Variable Investment Funds ( INVESCO ):
            VIF Technology Fund - 4,439 shares ( cost $139,242)                                             164,817
            VIF Financial Sevices Fund - 1,841 shares ( cost $20,226)                                        20,435
            VIF Telecommunications Fund - 3,340 shares ( cost $50,656)                                       54,939
            VIF Health Sciences Fund - 1,202 shares ( cost $18,828)                                          19,252
            VIF Dynamics Fund - 1,224 shares ( cost $21,290)                                                 23,131
      Montgomery Variable Series ( Montgomery ):
            Emerging Markets Portfolio - 4,954 shares ( cost $42,998)                                        53,796
                                                                                                  ------------------
                          Total Invested Assets                                                        $ 32,076,889


Receivable from American Skandia Life Assurance Corporation                                                 621,595
                                                                                                  ------------------
                          Total Receivables                                                               $ 621,595










                                                                                                  ------------------
                          Total Assets                                                                 $ 32,698,484
                                                                                                  ==================



------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------------

                                           LIABILITIES


Payable to American Skandia Skandia Trust                                                           $ 358,740
Payable to Alger American Fund                                                                        231,857
Payable to INVESCO Variable Investment Funds                                                           30,816
Payable to Montgomery Variable Series                                                                     182
                                                                                             -----------------
                          Total Liabilities                                                         $ 621,595


                                           NET ASSETS
                                                                                     Unit
Contractowners' Equity                                                Units         Value

       AST - AIM International Equity                                      15,981      15.68        $ 250,628
       AST - AIM Balanced                                                  25,161      12.31          309,816
       AST - American Century Income & Growth                              50,924      12.36          629,510
       AST - Lord Abbett Growth & Income                                  107,121      11.64        1,247,172
       AST - Lord Abbett Small Cap Value                                    9,327       9.66           90,102
       AST - JanCap Growth                                                370,764      20.42        7,569,537
       AST - Money Market                                                 415,524      10.56        4,389,616
       AST - Neuberger & Berman Midcap Value                               27,998      10.20          285,555
       AST - Neuberger & Berman Midcap Growth                              30,953      15.94          493,309
       AST - Federated High Yield                                          60,603       9.88          598,526
       AST - T. Rowe Price Asset Allocation                                21,411      11.66          249,620
       AST - T. Rowe Price International Bond                                 869       9.99            8,682
       AST - T. Rowe Price International Equity                             5,714      12.91           73,773
       AST - T. Rowe Price Natural Resources                                5,222      10.39           54,241
       AST - T. Rowe Price Small Company Value                             17,849       8.55          152,547
       AST - Janus Small Cap Growth                                        80,027      24.40        1,952,725
       AST - PIMCO Total Return Bond                                       84,718      10.30          872,996
       AST - PIMCO Limited Maturity Bond                                   94,215      10.51          990,402
       AST - INVESCO Equity Income                                         74,726      11.26          841,672
       AST - Oppenheimer Large-Cap Growth                                  21,389      14.95          319,694
       AST - Janus Overseas Growth                                         90,760      16.78        1,523,012
       AST - American Century Strategic Balanced                           25,191      12.22          307,889
       AST - American Century International Growth                          7,482      15.35          114,884
       AST - Marsico Capital Growth                                       229,882      16.77        3,854,716
       AST - Cohen & Steers Realty                                          5,079       8.99           45,679
       AST - Bankers Trust Enhanced                                       135,113      13.25        1,790,690
       AST - Kemper Small Cap                                               1,007      15.41           15,521
       AST - MFS Growth                                                     2,379      11.27           26,820
       AST - MFS Growth & Income                                            1,304      10.49           13,687
       AST - Founders Passport                                              7,962      16.91          134,616
       AAF - Growth                                                       104,744      16.22        1,698,442
       AAF - Midcap Growth                                                 56,139      14.86          834,440
       INVESCO - VIF Technology                                            10,257      16.07          164,817
       INVESCO - VIF Financial Services                                     1,753      11.66           20,435
       INVESCO - VIF Telecommunications                                     3,713      14.80           54,939
       INVESCO - VIF Health Sciences                                        1,677      11.48           19,252
       INVESCO - VIF Dynamics                                               1,706      13.56           23,131
       Montgomery Emerging Markets                                          4,434      12.13           53,796


                                                                                             -----------------
                          Total Contractowners' Equity                                           $ 32,076,889





                                                                                             -----------------
                          Total Contractowners' Equity                                           $ 32,698,484
                                                                                             =================



--------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT F
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1999



------------------------------------------------------------------------------------------------------------------------------------

                                                                             Class 6 Sub-account Investing In:
                                                                      --------------------------------------------------------------
                                                                                                                                AST-
                                                                                      AST-AIM                      American Century
                                                                                      International          AST-AIM        Income &
                                                                         Total             Equity             Balanced       Growth
                                                                      --------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                               $ 188               $ -             $ 100      $ 88
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (2,518)             (608)             (925)     (985)
                                                                          --------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                 (2,330)             (608)             (825)     (897)
                                                                          --------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                      664,260           605,337            47,592    11,331
   Cost of Securities Sold                                                  615,697           557,480            48,290     9,927

                                                                          --------------------------------------------------------
       Net Gain (Loss)                                                       48,563            47,857              (698)    1,404
   Capital Gain Distributions Received                                        3,006             2,178               332       496
                                                                          --------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                     51,569            50,035              (366)    1,900
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                        5,419             4,520               212       687
   End of Period                                                             95,128            20,893            32,730    41,505
                                                                          --------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   89,709            16,373            32,518    40,818
                                                                          --------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 138,948          $ 65,800          $ 31,327  $ 41,821
                                                                          ========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                 -------------------------------------------------------------------


                                                                 -------------------------------------------------------------------


                                                                    AST-Lord Abbett      AST-Lord Abbett    AST            AST Money
                                                                     Growth & Income     Small Cap Value    JanCap Growth    Market
                                                                 -------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                              $ 763               $ -               $ -    $ 88,879
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)   (4,005)             (304)          (19,842)    (19,379)
                                                                          ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                (3,242)             (304)          (19,842)     69,500
                                                                          ---------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                     166,596            24,638         1,100,494  11,537,061
   Cost of Securities Sold                                                 160,789            24,197           962,581  11,537,061

                                                                          ---------------------------------------------------------
       Net Gain (Loss)                                                       5,807               441           137,913           -
   Capital Gain Distributions Received                                       3,616                 -            13,702           -
                                                                          ---------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                     9,423               441           151,615           -
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       5,115               284            47,984           -
   End of Period                                                            66,445             6,878         1,467,017           -
                                                                          ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  61,330             6,594         1,419,033           -
                                                                          ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ 67,511           $ 6,731       $ 1,550,806    $ 69,500
                                                                          =========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------
                                                                                                                              AST-T.
                                                                     AST-Neuberger      AST-Neuberger                     Rowe Price
                                                                      & Berman               & Berman    AST-Federated         Asset
                                                                      Midcap Value      Midcap Growth       High Yield    Allocation
                                                                  ------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                            $ 1,111              $ -           $ 4,034    $ 1,341
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)   (1,219)          (1,125)           (2,985)    (1,295)
                                                                          -------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (108)          (1,125)            1,049         46
                                                                          -------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                     269,759           67,778           936,952     54,648
   Cost of Securities Sold                                                 282,916           62,719           946,380     52,389

                                                                          -------------------------------------------------------
       Net Gain (Loss)                                                     (13,157)           5,059            (9,428)     2,259
   Capital Gain Distributions Received                                         982            3,144               355         19
                                                                          -------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                   (12,175)           8,203            (9,073)     2,278
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                       1,610            4,007               709        306
   End of Period                                                            17,291          113,016             4,070     13,540
                                                                          -------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  15,681          109,009             3,361     13,234
                                                                          -------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 3,398        $ 116,087          $ (4,663)  $ 15,558
                                                                          =======================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                   -----------------------------------------------------------------


                                                                   -----------------------------------------------------------------
                                                                      AST-T.         AST-T.               AST-T.          AST-T.
                                                                      Rowe Price     Rowe Price           Rowe Price      Rowe Price
                                                                      International  International         Natural             Small
                                                                            Bond            Equity         Resources   Company Value
                                                                    ----------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                              $ 950               $ -             $ 184       $ 292
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (119)             (206)             (339)       (858)
                                                                          ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   831              (206)             (155)       (566)
                                                                          ---------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                      14,026           271,684           290,585   1,302,962
   Cost of Securities Sold                                                  16,098           268,340           285,614   1,301,479

                                                                          ---------------------------------------------------------
       Net Gain (Loss)                                                      (2,072)            3,344             4,971       1,483
   Capital Gain Distributions Received                                         305                 -             1,515           -
                                                                          ---------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                    (1,767)            3,344             6,486       1,483
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                         591                 -              (131)        630
   End of Period                                                                40            11,355              (756)      3,427
                                                                          ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                    (551)           11,355              (625)      2,797
                                                                          ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $ (1,487)         $ 14,493           $ 5,706     $ 3,714
                                                                          =========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                  ------------------------------------------------------------------


                                                                  ------------------------------------------------------------------

                                                                                       AST-PIMCO     AST-PIMCO Limited   AST-INVESCO
                                                                    AST-Janus             Total               Maturity        Equity
                                                                    Small Cap Growth      Return Bond             Bond        Income
                                                                  ------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                  $ -           $ 8,853           $ 3,812    $ 1,786
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (3,100)           (5,596)           (5,388)    (3,123)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (3,100)            3,257            (1,576)    (1,337)
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                       398,426           826,933           281,920     20,315
   Cost of Securities Sold                                                   344,292           845,343           282,053     19,268

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                        54,134           (18,410)             (133)     1,047
   Capital Gain Distributions Received                                             -             6,539                 -      2,769
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      54,134           (11,871)             (133)     3,816
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                            64              (102)               40      2,780
   End of Period                                                             641,965             2,269            13,073     26,706
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   641,901             2,371            13,033     23,926
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 692,935          $ (6,243)         $ 11,324   $ 26,405
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                    ----------------------------------------------------------------


                                                                    ----------------------------------------------------------------
                                                                        AST -                            AST-American   AST-American
                                                                        Oppenheimer       AST-Janus           Century        Century
                                                                          Large-Cap        Overseas         Strategic  International
                                                                             Growth          Growth           Balanced        Growth
                                                                    ----------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                 $ -               $ -              $ 18       $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)      (666)           (4,321)             (866)     (532)
                                                                           -------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   (666)           (4,321)             (848)     (532)
                                                                           -------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                       17,203           624,332            19,622   717,465
   Cost of Securities Sold                                                   13,941           518,913            19,031   683,656

                                                                           -------------------------------------------------------
       Net Gain (Loss)                                                        3,262           105,419               591    33,809
   Capital Gain Distributions Received                                          762                 -                 -       211
                                                                           -------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      4,024           105,419               591    34,020
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                          536             8,726               109       595
   End of Period                                                             64,908           432,071            18,724    15,664
                                                                           -------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   64,372           423,345            18,615    15,069
                                                                           -------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 67,730         $ 524,443          $ 18,358  $ 48,557
                                                                           =======================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                   -----------------------------------------------------------------


                                                                   -----------------------------------------------------------------
                                                                                                                          AST-Kemper
                                                                                         AST-Cohen &     AST-Bankers       Small Cap
                                                                       AST-Marsico            Steers       Trust        Jan. 4* thru
                                                                       Capital Growth          Realty    Enhanced 500  Dec. 31, 1999
                                                                   -----------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                $ 189              $ 94              $ 98        $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (9,420)             (224)           (3,813)       (25)
                                                                           ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (9,231)             (130)           (3,715)       (25)
                                                                           ---------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                       672,797            14,292           153,939     17,126
   Cost of Securities Sold                                                   586,132            14,575           152,658     12,634

                                                                           ---------------------------------------------------------
       Net Gain (Loss)                                                        86,665              (283)            1,281      4,492
   Capital Gain Distributions Received                                           226                 -               664          -
                                                                           ---------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      86,891              (283)            1,945      4,492
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                        25,284                94             1,569          -
   End of Period                                                             743,008             1,684           147,293      1,404
                                                                           ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   717,724             1,590           145,724      1,404
                                                                           ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 795,384           $ 1,177         $ 143,954    $ 5,871
                                                                           =========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                               ---------------------------------------------------------------------


                                                               ---------------------------------------------------------------------
                                                                     AST-MFS              AST-MFS
                                                                     Growth          Growth & Income
                                                                     Oct. 18* thru     Oct. 18* thru       AST-Founders          AAF
                                                                     Dec. 31, 1999     Dec. 31, 1999         Passport         Growth
                                                               ---------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                $ -              $ -               $ -         $ 142
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)       (7)              (2)              (69)       (4,266)
                                                                          ----------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                    (7)              (2)              (69)       (4,124)
                                                                          ----------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                          79                1            27,883       154,238
   Cost of Securities Sold                                                      75                1            22,512       148,590

                                                                          ----------------------------------------------------------
       Net Gain (Loss)                                                           4                -             5,371         5,648
   Capital Gain Distributions Received                                           -                -                 -         9,717
                                                                          ----------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                         4                -             5,371        15,365
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                           -                -                 -         7,016
   End of Period                                                             2,365              293            25,093       220,849
                                                                          ----------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                   2,365              293            25,093       213,833
                                                                          ----------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            $ 2,362            $ 291          $ 30,395     $ 225,074
                                                                          ==========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                                   -----------------------------------------------------------------


                                                                   -----------------------------------------------------------------
                                                                                                       INVESCO VIF       INVESCO VIF
                                                                                     INVESCO VIF        Financial              Tele-
                                                                                      Technology        Services     communications
                                                                      AAF               Oct. 18* thru   Oct. 18* thru  Oct. 18* thru
                                                                      Midcap Growth     Dec. 31, 1999   Dec. 31, 1999  Dec. 31, 1999
                                                                   -----------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                  $ -              $ -            $ -            $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)     (1,253)             (33)            (3)            (4)
                                                                           ---------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                  (1,253)             (33)            (3)            (4)
                                                                           ---------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                        76,711            7,926            360            256
   Cost of Securities Sold                                                    79,711            6,424            384            194

                                                                           ---------------------------------------------------------
       Net Gain (Loss)                                                        (3,000)           1,502            (24)            62
   Capital Gain Distributions Received                                         3,565                -              -              -
                                                                           ---------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                         565            1,502            (24)            62
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                             -                -              -              -
   End of Period                                                              98,673           25,574            210          4,283
                                                                           ---------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                    98,673           25,574            210          4,283
                                                                           ---------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             $ 97,985         $ 27,043          $ 183        $ 4,341
                                                                           =========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

                                                               ---------------------------------------------------------------------


                                                               ---------------------------------------------------------------------
                                                                          INVESCO                INVESCO
                                                                    VIF Health Sciences        VIF Dynamics               Montgomery
                                                                        Oct. 18* thru          Oct. 18* thru                Emerging
                                                                        Dec. 31, 1999          Dec. 31, 1999                Markets
                                                               ---------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                  $ -               $ -                        $ 5
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)        (15)               (7)                      (164)
                                                                           -------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                     (15)               (7)                      (159)
                                                                           -------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                                       166,592            17,700                     25,032
   Cost of Securities Sold                                                   167,862            17,502                     22,475

                                                                           -------------------------------------------------------
       Net Gain (Loss)                                                        (1,270)              198                      2,557
   Capital Gain Distributions Received                                             3                 4                          -
                                                                           -------------------------------------------------------

NET REALIZED GAIN (LOSS)                                                      (1,267)              202                      2,557
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                             -                 -                          -
   End of Period                                                                 424             1,841                     10,798
                                                                           -------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                       424             1,841                     10,798
                                                                           -------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ (858)          $ 2,036                   $ 13,196
                                                                           =======================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT F
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  AST - AIM International
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Total                        Equity Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ 15,648        $ (2,480)            $ (608)                $ (82)
     Net Realized Gain (Loss)                                     519,209             141             50,035                    (8)
     Net Unrealized Gain (Loss) On Investments                  4,183,388         113,235             16,373                 4,520
                                                                ---------         -------             ------                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                         4,718,245         110,896             65,800                 4,430
                                                                ---------         -------             ------                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                           35,637       1,188,246             35,637                22,372
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   122,464          (4,132)           122,464                   (75)
                                                                  -------          ------            -------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           158,101       1,184,114            158,101                22,297
                                                                  -------       ---------            -------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         4,876,346       1,295,010            223,901                26,727
                                                                ---------       ---------            -------                ------

NET ASSETS:
     Beginning of Period                                        1,295,010               -             26,727                     -
                                                                ---------                             ------

     End of Period                                            $ 6,171,356     $ 1,295,010          $ 250,628              $ 26,727
                                                              ===========     ===========          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.


-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - AIM Balanced               AST - American Century
                                                            Portfolio                      Income & Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (825)           $ (6)            $ (897)                $ (35)
     Net Realized Gain (Loss)                                        (366)              1              1,900                     -
     Net Unrealized Gain (Loss) On Investments                     32,518             212             40,818                   687
                                                                   ------             ---             ------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            31,327             207             41,821                   652
                                                                   ------             ---             ------                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          184,679           1,019            160,648                 7,500
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                    89,789           2,795            418,921                   (32)
                                                                   ------           -----            -------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           274,468           3,814            579,569                 7,468
                                                                  -------           -----            -------                 -----

TOTAL INCREASE (DECREASE) IN NET ASSETS                           305,795           4,021            621,390                 8,120
                                                                  -------           -----            -------                 -----

NET ASSETS:
     Beginning of Period                                            4,021               -              8,120                     -
                                                                    -----                              -----
     End of Period                                              $ 309,816         $ 4,021          $ 629,510               $ 8,120
                                                                =========         =======          =========               =======
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - Lord Abbett                AST - Lord Abbett
                                                         Growth & Income                   Small Cap Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (3,242)         $ (119)            $ (304)                $ (56)
     Net Realized Gain (Loss)                                       9,423              11                441                   (18)
     Net Unrealized Gain (Loss) On Investments                     61,330           5,115              6,594                   284
                                                                   ------           -----              -----                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            67,511           5,007              6,731                   210
                                                                   ------           -----              -----                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          575,012          24,411             46,463                11,500
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   543,676          31,555             25,242                   (44)
                                                                  -------          ------             ------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         1,118,688          55,966             71,705                11,456
                                                                ---------          ------             ------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         1,186,199          60,973             78,436                11,666
                                                                ---------          ------             ------                ------

NET ASSETS:
     Beginning of Period                                           60,973               -             11,666                     -
                                                                   ------                             ------
     End of Period                                            $ 1,247,172        $ 60,973           $ 90,102              $ 11,666
                                                              ===========        ========           ========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                               AST                               AST
                                                          JanCap Growth                      Money Market
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                               $ (19,842)         $ (940)          $ 69,500                 $ 603
     Net Realized Gain (Loss)                                     151,615             (23)                 -                     -
     Net Unrealized Gain (Loss) On Investments                  1,419,033          47,984                  -                     -
                                                                ---------          ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                         1,550,806          47,021             69,500                   603
                                                                ---------          ------             ------                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                        2,106,542         243,116         16,273,464               361,161
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                 3,610,343          11,709        (11,984,872)             (330,240)
                                                                ---------          ------        -----------              --------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         5,716,885         254,825          4,288,592                30,921
                                                                ---------         -------          ---------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         7,267,691         301,846          4,358,092                31,524
                                                                ---------         -------          ---------                ------

NET ASSETS:
     Beginning of Period                                          301,846               -             31,524                     -
                                                                  -------                             ------
     End of Period                                            $ 7,569,537       $ 301,846        $ 4,389,616              $ 31,524
                                                              ===========       =========        ===========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             AST - Neuberger & Berman             AST - Neuberger & Berman
                                                           Midcap Value                     Midcap Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (108)          $ (93)          $ (1,125)                $ (44)
     Net Realized Gain (Loss)                                     (12,175)            (10)             8,203                    (5)
     Net Unrealized Gain (Loss) On Investments                     15,681           1,610            109,009                 4,007
                                                                   ------           -----            -------                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             3,398           1,507            116,087                 3,958
                                                                    -----           -----            -------                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          173,443          19,250            136,608                15,580
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                    68,136          19,821            201,212                19,864
                                                                   ------          ------            -------                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           241,579          39,071            337,820                35,444
                                                                  -------          ------            -------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           244,977          40,578            453,907                39,402
                                                                  -------          ------            -------                ------

NET ASSETS:
     Beginning of Period                                           40,578               -             39,402                     -
                                                                   ------                             ------
     End of Period                                              $ 285,555        $ 40,578          $ 493,309              $ 39,402
                                                                =========        ========          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - Federated                  AST - T. Rowe Price
                                                            High Yield                     Asset Allocation
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                 $ 1,049           $ (61)              $ 46                  $ (7)
     Net Realized Gain (Loss)                                      (9,073)              2              2,278                     -
     Net Unrealized Gain (Loss) On Investments                      3,361             709             13,234                   306
                                                                    -----             ---             ------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            (4,663)            650             15,558                   299
                                                                   ------             ---             ------                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          322,899          50,634            102,551                 7,500
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   229,080             (74)           123,775                   (63)
                                                                  -------             ---            -------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           551,979          50,560            226,326                 7,437
                                                                  -------          ------            -------                 -----

TOTAL INCREASE (DECREASE) IN NET ASSETS                           547,316          51,210            241,884                 7,736
                                                                  -------          ------            -------                 -----

NET ASSETS:
     Beginning of Period                                           51,210               -              7,736                     -
                                                                   ------                              -----
     End of Period                                              $ 598,526        $ 51,210          $ 249,620               $ 7,736
                                                                =========        ========          =========               =======
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - T. Rowe Price              AST - T. Rowe Price
                                                         International Bond               International Equity
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended      Apr. 15* thru
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ 831           $ (41)            $ (206)
     Net Realized Gain (Loss)                                      (1,767)              1              3,344
     Net Unrealized Gain (Loss) On Investments                       (551)            591             11,355
                                                                     ----             ---             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            (1,487)            551             14,493
                                                                   ------             ---             ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                               57          14,873             30,103
     Net Transfers Between Sub-accounts                                 -               -                  -
     Surrenders                                                    (5,273)            (39)            29,177
                                                                   ------             ---             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            (5,216)         14,834             59,280
                                                                   ------          ------             ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            (6,703)         15,385             73,773
                                                                   ------          ------             ------

NET ASSETS:
     Beginning of Period                                           15,385               -                  -
                                                                   ------
     End of Period                                                $ 8,682        $ 15,385           $ 73,773
                                                                  =======        ========           ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - T. Rowe Price              AST - T. Rowe Price
                                                         Natural Resources                Small Company Value
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (155)          $ (53)            $ (566)                $ (29)
     Net Realized Gain (Loss)                                       6,486               1              1,483                     -
     Net Unrealized Gain (Loss) On Investments                       (625)           (131)             2,797                   630
                                                                     ----            ----              -----                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                             5,706            (183)             3,714                   601
                                                                    -----            ----              -----                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                           21,568          12,121             38,295                 2,500
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                    14,961              68             78,616                28,821
                                                                   ------              --             ------                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            36,529          12,189            116,911                31,321
                                                                   ------          ------            -------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            42,235          12,006            120,625                31,922
                                                                   ------          ------            -------                ------

NET ASSETS:
     Beginning of Period                                           12,006               -             31,922                     -
                                                                   ------                             ------
     End of Period                                               $ 54,241        $ 12,006          $ 152,547              $ 31,922
                                                                 ========        ========          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           AST - Janus                       AST - PIMCO
                                                         Small Cap Growth                 Total Return Bond
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (3,100)          $ (22)           $ 3,257                 $ (50)
     Net Realized Gain (Loss)                                      54,134              (5)           (11,871)                   (1)
     Net Unrealized Gain (Loss) On Investments                    641,901              64              2,371                  (102)
                                                                  -------              --              -----                  ----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                           692,935              37             (6,243)                 (153)
                                                                  -------              --             ------                  ----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          474,440           4,000            411,251                24,874
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   781,328             (15)           443,317                   (50)
                                                                  -------             ---            -------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         1,255,768           3,985            854,568                24,824
                                                                ---------           -----            -------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         1,948,703           4,022            848,325                24,671
                                                                ---------           -----            -------                ------

NET ASSETS:
     Beginning of Period                                            4,022               -             24,671                     -
                                                                    -----                             ------
     End of Period                                            $ 1,952,725         $ 4,022          $ 872,996              $ 24,671
                                                              ===========         =======          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - PIMCO Limited                AST - INVESCO
                                                           Maturity Bond                    Equity Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (1,576)          $ (53)          $ (1,337)                $ (55)
     Net Realized Gain (Loss)                                        (133)              -              3,816                     1
     Net Unrealized Gain (Loss) On Investments                     13,033              40             23,926                 2,780
                                                                   ------              --             ------                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            11,324             (13)            26,405                 2,726
                                                                   ------             ---             ------                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          824,393          33,954            355,509                14,357
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   120,802             (58)           382,501                60,174
                                                                  -------             ---            -------                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           945,195          33,896            738,010                74,531
                                                                  -------          ------            -------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           956,519          33,883            764,415                77,257
                                                                  -------          ------            -------                ------

NET ASSETS:
     Beginning of Period                                           33,883               -             77,257                     -
                                                                   ------                             ------
     End of Period                                              $ 990,402        $ 33,883          $ 841,672              $ 77,257
                                                                =========        ========          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - Oppenheimer                   AST - Janus
                                                         Large-Cap Growth                  Overseas Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (666)          $ (36)          $ (4,321)               $ (153)
     Net Realized Gain (Loss)                                       4,024              (3)           105,419                   (22)
     Net Unrealized Gain (Loss) On Investments                     64,372             536            423,345                 8,726
                                                                   ------             ---            -------                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            67,730             497            524,443                 8,551
                                                                   ------             ---            -------                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          165,636           6,000            397,728                41,825
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                    79,855             (24)           479,014                71,451
                                                                   ------             ---            -------                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           245,491           5,976            876,742               113,276
                                                                  -------           -----            -------               -------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           313,221           6,473          1,401,185               121,827
                                                                  -------           -----          ---------               -------

NET ASSETS:
     Beginning of Period                                            6,473               -            121,827                     -
                                                                    -----                            -------
     End of Period                                              $ 319,694         $ 6,473        $ 1,523,012             $ 121,827
                                                                =========         =======        ===========             =========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                              AST - American Century      AST - American Century
                                                         Strategic Balanced               International Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended        Year Ended          Year Ended
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                  $ (848)           $ (2)            $ (532)                $ (37)
     Net Realized Gain (Loss)                                         591               -             34,020                    (9)
     Net Unrealized Gain (Loss) On Investments                     18,615             109             15,069                   595
                                                                   ------             ---             ------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            18,358             107             48,557                   549
                                                                   ------             ---             ------                   ---

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          151,426           1,743             53,185                 7,500
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   136,019             236            (14,766)               19,859
                                                                  -------             ---            -------                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           287,445           1,979             38,419                27,359
                                                                  -------           -----             ------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           305,803           2,086             86,976                27,908
                                                                  -------           -----             ------                ------

NET ASSETS:
     Beginning of Period                                            2,086               -             27,908                     -
                                                                    -----                             ------
     End of Period                                              $ 307,889         $ 2,086          $ 114,884              $ 27,908
                                                                =========         =======          =========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          AST - Marsico                   AST - Cohen & Steers
                                                          Capital Growth                        Realty
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended     Jun. 26* thru      Year Ended         Oct. 15* thru
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (9,231)         $ (972)            $ (130)                 $ (4)
     Net Realized Gain (Loss)                                      86,891            (719)              (283)                    -
     Net Unrealized Gain (Loss) On Investments                    717,724          25,284              1,590                    94
                                                                  -------          ------              -----                    --

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                           795,384          23,593              1,177                    90
                                                                  -------          ------              -----                    --

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                        1,322,074         211,055             16,286                 1,890
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                 1,438,822          63,788             26,121                   115
                                                                ---------          ------             ------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         2,760,896         274,843             42,407                 2,005
                                                                ---------         -------             ------                 -----

TOTAL INCREASE (DECREASE) IN NET ASSETS                         3,556,280         298,436             43,584                 2,095
                                                                ---------         -------             ------                 -----

NET ASSETS:
     Beginning of Period                                          298,436               -              2,095                     -
                                                                  -------                              -----
     End of Period                                            $ 3,854,716       $ 298,436           $ 45,679               $ 2,095
                                                              ===========       =========           ========               =======
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         AST - Bankers Trust                 AST - Kemper          AST - MFS
                                                           Enhanced 500                       Small Cap             Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended     Oct. 29* thru     Jan. 4* thru        Oct. 18* thru
                                                          Dec. 31, 1999    Dec. 31, 1998    Dec. 31, 1999        Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (3,715)          $ (41)             $ (25)                 $ (7)
     Net Realized Gain (Loss)                                       1,945             940              4,492                     4
     Net Unrealized Gain (Loss) On Investments                    145,724           1,569              1,404                 2,365
                                                                  -------           -----              -----                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                           143,954           2,468              5,871                 2,362
                                                                  -------           -----              -----                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          524,687          20,388              5,911                     -
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                 1,102,793          (3,600)             3,739                24,458
                                                                ---------          ------              -----                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                         1,627,480          16,788              9,650                24,458
                                                                ---------          ------              -----                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         1,771,434          19,256             15,521                26,820
                                                                ---------          ------             ------                ------

NET ASSETS:
     Beginning of Period                                           19,256               -                  -                     -
                                                                   ------
     End of Period                                            $ 1,790,690        $ 19,256           $ 15,521              $ 26,820
                                                              ===========        ========           ========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                            AST - MFS     AST - Founders         AAF
                                                         Growth & Income     Passport           Growth
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Oct. 18* thru    Mar. 18* thru      Year Ended         Jun. 26* thru
                                                          Dec. 31, 1999    Dec. 31, 1999    Dec. 31, 1999        Dec. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                    $ (2)          $ (69)          $ (4,124)                $ (92)
     Net Realized Gain (Loss)                                           -           5,371             15,365                     7
     Net Unrealized Gain (Loss) On Investments                        293          25,093            213,833                 7,016
                                                                      ---          ------            -------                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                               291          30,395            225,074                 6,931
                                                                      ---          ------            -------                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                            1,390          14,334            840,338                27,123
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                    12,006          89,887            599,050                   (74)
                                                                   ------          ------            -------                   ---

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            13,396         104,221          1,439,388                27,049
                                                                   ------         -------          ---------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            13,687         134,616          1,664,462                33,980
                                                                   ------         -------          ---------                ------

NET ASSETS:
     Beginning of Period                                                -               -             33,980                     -
                                                                                                      ------
     End of Period                                               $ 13,687       $ 134,616        $ 1,698,442              $ 33,980
                                                                 ========       =========        ===========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           AAF - MidCap       INVESCO          INVESCO              INVESCO
                                                              Growth      VIF Technology  VIF Financial ServiVIF Telecommunications
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Mar. 18* thru    Oct. 18* thru    Oct. 18* thru        Oct. 18* thru
                                                          Dec. 31, 1999    Dec. 31, 1999    Dec. 31, 1999        Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                $ (1,253)          $ (33)              $ (3)                 $ (4)
     Net Realized Gain (Loss)                                         565           1,502                (24)                   62
     Net Unrealized Gain (Loss) On Investments                     98,673          25,574                210                 4,283
                                                                   ------          ------                ---                 -----

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                            97,985          27,043                183                 4,341
                                                                   ------          ------                ---                 -----

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                          533,286          27,734             16,465                 1,363
     Net Transfers Between Sub-accounts                                 -               -                  -                     -
     Surrenders                                                   203,169         110,040              3,787                49,235
                                                                  -------         -------              -----                ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                           736,455         137,774             20,252                50,598
                                                                  -------         -------             ------                ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           834,440         164,817             20,435                54,939
                                                                  -------         -------             ------                ------

NET ASSETS:
     Beginning of Period                                                -               -                  -                     -
     End of Period                                              $ 834,440       $ 164,817           $ 20,435              $ 54,939
                                                                =========       =========           ========              ========
-----------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

* Date Operations Commenced.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             INVESCO          INVESCO         Montgomery
                                                         VIF Health ScienceVIF Dynamics    Emerging Markets
-----------------------------------------------------------------------------------------------------------------------------------
                                                          Oct. 18* thru    Oct. 18* thru    Mar. 18* thru
                                                          Dec. 31, 1999    Dec. 31, 1999    Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                                   $ (15)           $ (7)            $ (159)
     Net Realized Gain (Loss)                                      (1,267)            202              2,557
     Net Unrealized Gain (Loss) On Investments                        424           1,841             10,798
                                                                      ---           -----             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                              (858)          2,036             13,196
                                                                     ----           -----             ------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Life VLI Fund Deposits                           16,103             224             29,118
     Net Transfers Between Sub-accounts                                 -               -                  -
     Surrenders                                                     4,007          20,871             11,482
                                                                    -----          ------             ------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                            20,110          21,095             40,600
                                                                   ------          ------             ------

TOTAL INCREASE (DECREASE) IN NET ASSETS                            19,252          23,131             53,796
                                                                   ------          ------             ------

NET ASSETS:
     Beginning of Period                                                -               -                  -
     End of Period                                               $ 19,252        $ 23,131           $ 53,796
                                                                 ========        ========           ========
-----------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

* Date Operations Commenced.


-------------------------------------------------------------------------------

American Skandia Life Assurance Corporation
Variable Account F

Notes to Financial Statements
December 31, 1999

--------------------------------------------------------------------------------


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account F (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations June 25, 1998.

     As of December 31, 1999, the Account consisted of forty-two sub-accounts. These financial statements report on all forty-two sub-accounts offered in American Skandia's AS Trophy Single Premium Variable Life Insurance Product. Each of the forty-two sub-accounts invests only in a single corresponding portfolio of either The Alger American Fund, American Skandia Trust, or Montgomery Variable Series (the "Trusts"). Fred Alger Management, Inc. is the advisor for The Alger American Fund. American Skandia Investments Services, Incorporated, an affiliate, is the investment manager for the American Skandia Trust, while AIM Capital Management, Inc., Lord Abbett & Co., Janus Capital Corporation, J.P. Morgan Inc., Neuberger Berman Management, Incorporated, Federated Investment Counseling, T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc., Founders Asset Management, LLC, Pacific Investment Management Company, INVESCO Funds Group Inc., OpphenheimerFunds, Inc., American Century Investments Management, Inc., Marsico Capital Management, LLC, Cohen & Steers Capital Management, Inc., and Bankers Trust Company are the subadvisors. Montgomery Asset Management L.P. is the investment advisor for the Montgomery Variable Series.

     The investment advisors are paid fees for their services by the respective Trusts.

     American Skandia's AS Trophy Single Premium Variable Life Insurance Policy is marketed through American Skandia Marketing, Inc., an affiliate.

     During 1999, the following sub-accounts incurred a name change: AST AIM International Equity (formerly AST Putnam International Equity); AST AIM Balanced (formerly AST Putnam Balanced); AST Janus Small Cap Growth (formerly AST Founders Capital Appreciation) and AST American Century Income & Growth (formerly AST Putnam Growth & Income).

2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes changes.

5.   DIVERSIFICATION REQUIREMENTS

      Section  817(h) of the  Internal  Revenue  Code  provides  that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios complied with the terms of these regulations.

6.   CONTRACT CHARGES

     The following contract charges are paid to American Skandia, which provides administrative services to the Account:

     Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of .90% of the net assets.

     Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets.

     Contingent Deferred Sales Charges are computed as set forth in the American
     Skandia's  AS  Trophy  Single  Premium   Variable  Life  Insurance   Policy
     prospectus.

7.   YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company's computer support is provided by its affiliate American Skandia Information Services and Technology Corporation.

     The Company has experienced no significant errors or disruptions in computer service, interfaces with computer systems of investment manager, sub-advisors, third party administrators, vendors and other business partners on or after January 1, 2000.

     American Skandia engaged external information technology specialists to review the operating systems and internally developed software. The costs associated with these assessments and Year 2000 related remediation were allocated across the American Skandia Group. No cost were allocated to the Separate Accounts.

     American Skandia continues to review new and existing systems and has contingency plans in place as part of its Business Continuity Plan. The plan involves virtually all aspects of the business and will continue to be a focus of management beyond the Year 2000 event.

                                   APPENDIX A

                               MULTIPLE FACTORS FOR DETERMINATION OF MINIMUM REQUIRED DEATH BENEFITS

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
         Attained          Male              Male            Female           Female           Unisex           Unisex
            Age       No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             0              10.342889         10.342889        12.907301        12.907301        10.762146        10.762146
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             1              10.190317         10.190317        12.688989        12.688989        10.599529        10.599529
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             2               9.889919          9.889919        12.319258        12.319258        10.287454        10.287454
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             3               9.592070          9.592070        11.951280        11.951280         9.977856         9.977856
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             4               9.298905          9.298905        11.588414        11.588414         9.673048         9.673048
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             5               9.009218          9.009218        11.232252        11.232252         9.372522         9.372522
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             6               8.722792          8.722792        10.881891        10.881891         9.075163         9.075163
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             7               8.440163          8.440163        10.537673        10.537673         8.782254         8.782254
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             8               8.161817          8.161817        10.199897        10.199897         8.494209         8.494209
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             9               7.889296          7.889296         9.869720         9.869720         8.212001         8.212001
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            10               7.623823          7.623823         9.547222         9.547222         7.936973         7.936973
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            11               7.366338          7.366338         9.232460         9.232460         7.670163         7.670163
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            12               7.118866          7.118866         8.927638         8.927638         7.413309         7.413309
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            13               6.882900          6.882900         8.633085         8.633085         7.167689         7.167689
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            14               6.659106          6.659106         8.348988         8.348988         6.934195         6.934195
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            15               6.447167          6.447167         8.075417         8.075417         6.712623         6.712623
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            16               7.714038          6.246384         8.883289         7.811801         7.921276         6.501967
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            17               7.490087          6.067088         8.601262         7.562175         7.687332         6.311944
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            18               7.274451          5.895022         8.327973         7.321069         7.461892         6.129616
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            19               7.065283          5.728835         8.063091         7.088069         7.243510         5.953228
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            20               6.861458          5.567128         7.806305         6.861967         7.030541         5.781887
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            21               6.661653          5.408986         7.556813         6.642537         6.822445         5.614310
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            22               6.464794          5.253425         7.314421         6.429210         6.617636         5.449947
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            23               6.270710          5.099656         7.078500         6.222172         6.416275         5.287891
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            24               6.079284          4.947868         6.849350         6.021229         6.218176         5.128299
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            25               5.890750          4.797861         6.626794         5.826195         6.023827         4.971113
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            26               5.705040          4.649678         6.410659         5.636893         5.832763         4.816305
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            27               5.522898          4.504032         6.201109         5.453650         5.645711         4.664576
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            28               5.344683          4.361348         5.997622         5.275991         5.462995         4.516156
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            29               5.170680          4.221963         5.800329         5.103941         5.284868         4.371380
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            30               5.001105          4.086269         5.609297         4.937480         5.111516         4.230639
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            31               4.836116          3.954433         5.424047         4.776558         4.942867         4.093959
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            32               4.675997          3.826566         5.244630         4.620750         4.779217         3.961457
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            33               4.520775          3.702732         5.070836         4.470011         4.620597         3.833199
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            34               4.370595          3.583042         4.902664         4.324416         4.467161         3.709205
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            35               4.225394          3.467465         4.740074         4.183848         4.318842         3.589457
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            36               4.085086          3.356021         4.582997         4.048174         4.175553         3.473994
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            37               3.949567          3.248690         4.431647         3.917840         4.037186         3.362809
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            38               3.818941          3.145553         4.285998         3.792813         3.903851         3.256004
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            39               3.693040          3.046504         4.145845         3.673016         3.775375         3.153477
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            40               3.571693          2.951476         4.010977         3.558241         3.651580         3.055167
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            41               3.454900          2.860428         3.881415         3.448537         3.532470         2.960982
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            42               3.342458          2.773184         3.756910         3.343648         3.417834         2.870806
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            43               3.234168          2.689611         3.637120         3.243173         3.307466         2.784401
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            44               3.129908          2.609564         3.521738         3.146753         3.201166         2.701638
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            45               3.029541          2.532930         3.410485         3.054066         3.098808         2.622372
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            46               2.932983          2.459507         3.303261         2.964942         3.000319         2.546412
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            47               2.840076          2.389067         3.199881         2.879156         2.905488         2.473497
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            48               2.750661          2.321491         3.100233         2.796498         2.814220         2.403491
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            49               2.664621          2.256653         3.004132         2.716869         2.726358         2.336319
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            50               2.581834          2.194449         2.911514         2.640204         2.641788         2.271832
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
         Attained          Male              Male            Female           Female           Unisex           Unisex
            Age       No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            51               2.502245          2.134813         2.822298         2.566383         2.560470         2.209991
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            52               2.425812          2.077736         2.736386         2.495279         2.482337         2.150759
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            53               2.352495          2.023195         2.653757         2.426909         2.407368         2.094123
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            54               2.282258          1.971184         2.574318         2.361224         2.335512         2.040066
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            55               2.215003          1.921607         2.497845         2.298000         2.266657         1.988478
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            56               2.150641          1.874323         2.424204         2.237060         2.200707         1.939204
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            57               2.089041          1.829175         2.353159         2.178160         2.137499         1.892074
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            58               2.030020          1.786005         2.284466         2.121004         2.076846         1.846923
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            59               1.973499          1.744664         2.217941         2.065411         2.018656         1.803579
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            60               1.919419          1.705054         2.153572         2.011322         1.962861         1.761947
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            61               1.867715          1.667166         2.091395         1.958834         1.909430         1.722035
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            62               1.818313          1.631023         2.031522         1.908128         1.858318         1.683884
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            63               1.771222          1.596648         1.974084         1.859457         1.809548         1.647549
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            64               1.726411          1.564046         1.919204         1.812975         1.763101         1.613050
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            65               1.683805          1.533171         1.866818         1.768643         1.718910         1.580343
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            66               1.643300          1.503897         1.816773         1.726291         1.676876         1.549291
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            67               1.604764          1.476075         1.768841         1.685679         1.636838         1.519731
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            68               1.568051          1.449538         1.722783         1.646485         1.598627         1.491460
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            69               1.533054          1.424158         1.678405         1.608508         1.562129         1.464331
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            70               1.499720          1.399895         1.635655         1.571688         1.527284         1.438291
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            71               1.468047          1.376751         1.594581         1.536120         1.494089         1.413350
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            72               1.438063          1.354779         1.555314         1.502053         1.462589         1.389586
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            73               1.409834          1.334059         1.518005         1.469679         1.432868         1.367099
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            74               1.383379          1.314626         1.482760         1.439131         1.404950         1.345937
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            75               1.358636          1.296498         1.449578         1.410430         1.378783         1.326116
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            76               1.335469          1.279631         1.418378         1.383477         1.354239         1.307580
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            77               1.313718          1.263864         1.388992         1.358100         1.331154         1.290152
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            78               1.293201          1.248999         1.361233         1.334088         1.309345         1.273628
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            79               1.273759          1.234861         1.334950         1.311271         1.288648         1.257826
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            80               1.255309          1.221364         1.310065         1.289565         1.268984         1.242660
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            81               1.237839          1.208496         1.286574         1.268966         1.250340         1.228120
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            82               1.221386          1.196307         1.264515         1.249510         1.232759         1.214254
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            83               1.206024          1.184882         1.243944         1.231249         1.216310         1.201144
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            84               1.191790          1.174263         1.224858         1.214302         1.201025         1.188858
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            85               1.178654          1.164403         1.207192         1.198599         1.186864         1.177349
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            86               1.166512          1.155169         1.190822         1.184011         1.173721         1.166496
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            87               1.155226          1.146356         1.175596         1.170379         1.161453         1.156126
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            88               1.144611          1.137856         1.161343         1.157508         1.149880         1.146117
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            89               1.134451          1.129578         1.147875         1.145194         1.138803         1.136350
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            90               1.124540          1.121277         1.134998         1.133196         1.128023         1.126599
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            91               1.114649          1.112675         1.122488         1.121417         1.117328         1.116680
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            92               1.104523          1.103442         1.110106         1.109599         1.106476         1.106325
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            93               1.093858          1.093346         1.097598         1.097460         1.095193         1.095309
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            94               1.082392          1.082252         1.084722         1.084722         1.083237         1.083449
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            95               1.070054          1.070054         1.071362         1.071362         1.070535         1.070696
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            96               1.057074          1.057074         1.057701         1.057701         1.057307         1.057384
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            97               1.044319          1.044319         1.044548         1.044548         1.044405         1.044433
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            98               1.034629          1.034629         1.034629         1.034629         1.034629         1.034629
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            99               1.025648          1.025648         1.025648         1.025648         1.025648         1.025648
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------

--------------------------------------------------------------------------------
The Minimum Required Death Benefit is determined by treating the Account Value as if it were a net single premium. We determine the Minimum Required Death Benefit by multiplying the Account Value by factors that are determined for your Policy as of the Policy Date. These factors vary by the attained Age, gender (where permitted), tobacco usage class and risk class of each Insured. The factors shown above are applicable for Insureds in the preferred risk class. The factors for other risk classes are available upon request. Factors for joint life cases depend upon a standard insurance industry method used to derive the applicable factor for both Insureds.

--------------------------------------------------------------------------------

                                   APPENDIX B

              GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE CHARGES

                       (Per $1,000 of Net Amount at Risk)

       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                           Male             Male             Female           Female           Unisex           Unisex
         Attained     No Tobacco Use    Tobacco User     No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User
            Age

       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             0              N/A            0.21943            N/A             0.15680            N/A            0.20690
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             1              N/A            0.08587            N/A             0.07003            N/A            0.08254
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             2              N/A            0.08254            N/A             0.06669            N/A            0.07920
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             3              N/A            0.08087            N/A             0.06502            N/A            0.07753
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             4              N/A            0.07753            N/A             0.06419            N/A            0.07503
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             5              N/A            0.07336            N/A             0.06252            N/A            0.07086
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             6              N/A            0.06919            N/A             0.06085            N/A            0.06753
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             7              N/A            0.06502            N/A             0.05919            N/A            0.06419
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             8              N/A            0.06252            N/A             0.05835            N/A            0.06169
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
             9              N/A            0.06169            N/A             0.05752            N/A            0.06085
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            10              N/A            0.06252            N/A             0.05668            N/A            0.06169
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            11              N/A            0.06753            N/A             0.05835            N/A            0.06586
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            12              N/A            0.07670            N/A             0.06085            N/A            0.07336
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            13              N/A            0.08921            N/A             0.06419            N/A            0.08421
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            14              N/A            0.10339            N/A             0.06836            N/A            0.09672
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            15              N/A            0.11841            N/A             0.07253            N/A            0.10923
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            16            0.12342          0.16348          0.07503           0.08421          0.11340          0.14762
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            17            0.13093          0.17517          0.07753           0.08838          0.12008          0.15847
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            18            0.13593          0.18435          0.08004           0.09255          0.12509          0.16598
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            19            0.13927          0.19020          0.08254           0.09505          0.12759          0.17183
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            20            0.14011          0.19354          0.08421           0.09755          0.12926          0.17433
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            21            0.13844          0.19354          0.08587           0.09922          0.12759          0.17517
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            22            0.13593          0.19020          0.08671           0.10172          0.12592          0.17266
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            23            0.13260          0.18686          0.08838           0.10423          0.12342          0.17016
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            24            0.12926          0.18185          0.09004           0.10673          0.12175          0.16682
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            25            0.12509          0.17600          0.09171           0.10923          0.11841          0.16265
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            26            0.12258          0.17266          0.09422           0.11340          0.11674          0.16098
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            27            0.12091          0.17099          0.09588           0.11674          0.11591          0.16014
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            28            0.12008          0.17099          0.09839           0.12091          0.11591          0.16098
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            29            0.12008          0.17350          0.10172           0.12592          0.11674          0.16432
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            30            0.12091          0.17767          0.10423           0.13176          0.11758          0.16849
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            31            0.12342          0.18352          0.10756           0.13677          0.12008          0.17433
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            32            0.12675          0.19103          0.11090           0.14261          0.12342          0.18185
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            33            0.13176          0.20106          0.11507           0.15012          0.12842          0.19103
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            34            0.13760          0.21275          0.12008           0.15847          0.13427          0.20189
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            35            0.14428          0.22695          0.12592           0.16765          0.14094          0.21525
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            36            0.15179          0.24366          0.13427           0.18185          0.14845          0.23113
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            37            0.16181          0.26455          0.14428           0.19855          0.15847          0.25118
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            38            0.17266          0.28796          0.15513           0.21776          0.16932          0.27375
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            39            0.18435          0.31471          0.16682           0.23865          0.18101          0.29966
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            40            0.19855          0.34566          0.18101           0.26372          0.19521          0.32893
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            41            0.21358          0.37912          0.19604           0.29046          0.21024          0.36155
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            42            0.22946          0.41595          0.21108           0.31722          0.22611          0.39586
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            43            0.24700          0.45614          0.22611           0.34398          0.24282          0.43353
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            44            0.26622          0.50054          0.24115           0.37076          0.26121          0.47457
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            45            0.28796          0.54748          0.25787           0.39921          0.28210          0.51814
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            46            0.31137          0.59612          0.27542           0.42851          0.30384          0.56257
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            47            0.33646          0.64898          0.29464           0.45866          0.32809          0.61038
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            48            0.36406          0.70607          0.31471           0.49133          0.35402          0.66325
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            49            0.39419          0.76824          0.33729           0.52736          0.38247          0.71951
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            50            0.42851          0.83718          0.36239           0.56592          0.41511          0.78253
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            51            0.46787          0.91543          0.39000           0.60702          0.45196          0.85316
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                           Male             Male             Female           Female           Unisex           Unisex
         Attained     No Tobacco Use    Tobacco User     No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User
            Age

       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            52            0.51311          1.00386          0.42181           0.65401          0.49468          0.93311
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            53            0.56509          1.10418          0.45698           0.70607          0.54329          1.02324
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            54            0.62296          1.21391          0.49300           0.75899          0.59696          1.12105
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            55            0.68759          1.33137          0.53155           0.81363          0.65653          1.22488
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            56            0.75815          1.45577          0.57012           0.86746          0.72035          1.33391
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            57            0.83297          1.58711          0.60786           0.91795          0.78757          1.44815
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            58            0.91627          1.72545          0.64562           0.96763          0.86157          1.56676
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            59            1.00976          1.87420          0.68843           1.02071          0.94405          1.69403
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            60            1.11430          2.04024          0.73883           1.08394          1.03757          1.83678
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            61            1.23080          2.22793          0.80102           1.16325          1.14299          1.99934
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            62            1.36520          2.43998          0.87840           1.26544          1.26544          2.18524
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            63            1.51760          2.67741          0.97353           1.38974          1.40497          2.39462
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            64            1.68724          2.93784          1.08057           1.52862          1.56083          2.62421
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            65            1.87335          3.21456          1.19617           1.67535          1.73224          2.86729
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            66            2.07519          3.50512          1.31615           1.82487          1.91589          3.12050
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            67            2.29201          3.80705          1.43883           1.96953          2.11100          3.37962
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            68            2.52819          4.12480          1.56592           2.11612          2.32278          3.64902
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            69            2.79077          4.47081          1.70761           2.27577          2.55733          3.94098
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            70            3.08860          4.85419          1.87420           2.46481          2.82343          4.26532
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            71            3.42980          5.28689          2.07775           2.70488          3.13085          4.63554
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            72            3.82530          5.77849          2.32791           2.99984          3.49040          5.06103
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            73            4.27493          6.32638          2.62850           3.35194          3.90095          5.53811
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            74            4.77159          6.93068          2.97572           3.75492          4.35708          6.06583
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            75            5.30544          7.58072          3.36491           4.19722          4.84979          6.63341
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            76            5.87269          8.25008          3.78793           4.66976          5.37438          7.21630
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            77            6.46947          8.92720          4.24349           5.16595          5.92694          7.80753
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            78            7.09996          9.61687          4.73909           5.69327          6.51244          8.40997
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            79            7.78482         10.34362          5.29130           6.27100          7.15045          9.04869
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            80            8.54724         11.13283          5.92338           6.92258          7.86386          9.74764
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            81            9.40951         12.00894          6.65582           7.66774          8.67463         10.53068
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            82           10.39222         12.98985          7.50735           8.52252          9.60297         11.41509
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            83           11.49455         14.06239          8.47766           9.51961         10.64779         12.40384
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            84           12.69876         15.19328          9.55943          10.61311         11.79409         13.46162
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            85           13.98063         16.34562          10.74440         11.78935         13.02257         14.56335
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            86           15.32651         17.49176          12.02798         13.04182         14.32180         15.69269
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            87           16.71801         18.68356          13.41230         14.36087         15.68277         16.87966
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            88           18.15089         19.94244          14.90282         15.75618         17.10607         18.14273
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            89           19.64755         21.21198          16.51661         17.23007         18.61283         19.45082
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            90           21.23308         22.51167          18.27329         18.89300         20.23100         20.86977
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            91           22.94951         23.88390          20.22265         20.71856         22.00462         22.41430
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            92           24.87000         25.50217          22.45281         22.78829         24.01446         24.21830
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            93           27.20133         27.62219          25.14857         25.28211         26.46176         26.49647
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            94           30.42888         30.59762          28.73602         28.73602         29.81058         29.68976
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            95           35.49222         35.49222          34.15815         34.15815         34.99881         34.83496
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            96           44.51508         44.51508          43.54279         43.54279         44.15279         44.03236
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            97           62.83141         62.83141          62.19405         62.19405         62.59184         62.51383
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            98           83.33333         83.33333          83.33333         83.33333         83.33333         83.33333
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
            99           83.33333         83.33333          83.33333         83.33333         83.33333         83.33333
       -------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

--------------------------------------------------------------------------------
We base the guaranteed maximum cost of insurance charges on the sex distinct 1980 Commissioners Standard Ordinary Ultimate Mortality Smoker/Non-Smoker Table, age last birthday unless unisex charges apply. If unisex charges apply, a unisex variation of that table is used. The amounts shown are per $1,000 of Net Amount at Risk. The guaranteed maximum cost of insurance charge depends on the tobacco usage class and risk class of each Insured. The charges shown above are applicable for Insureds in the preferred risk class. The guaranteed maximum cost of insurance charges for other risk classes are available upon request. Charges for substandard risk classes are based on a multiple of the table rates. Cost of insurance charges for joint life cases are determined using a standard insurance industry method used to derive the applicable charge based on the applicable cost of insurance charge for both Insureds.
--------------------------------------------------------------------------------

                                   APPENDIX C

                     CURRENT MONTHLY COST OF INSURANCE RATES

                       (per $1,000 of Net Amount at Risk)

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
                           Male              Male            Female           Female           Unisex           Unisex
         Attained     No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User

            Age

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             0            0.08329          0.08329           0.04935          0.04935          0.07820          0.07820
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             1            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             2            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             3            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             4            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             5            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             6            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             7            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             8            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             9            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            10            0.02787          0.02787           0.01969          0.01969          0.02664          0.02664
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            11            0.03181          0.03181           0.02044          0.02044          0.03010          0.03010
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            12            0.03575          0.03575           0.02119          0.02119          0.03356          0.03356
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            13            0.03969          0.03969           0.02195          0.02195          0.03703          0.03703
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            14            0.04363          0.04363           0.02270          0.02270          0.04049          0.04049
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            15            0.04757          0.04757           0.02345          0.02345          0.04395          0.04395
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            16            0.05017          0.08451           0.02350          0.03350          0.04600          0.07701
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            17            0.05034          0.08484           0.02367          0.03367          0.04617          0.07734
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            18            0.05050          0.08517           0.02383          0.03383          0.04634          0.07767
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            19            0.05067          0.08551           0.02400          0.03400          0.04650          0.07801
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            20            0.05084          0.08584           0.02417          0.03417          0.04667          0.07834
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            21            0.05100          0.08634           0.02417          0.03417          0.04684          0.07884
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            22            0.05117          0.08684           0.02417          0.03417          0.04700          0.07934
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            23            0.05134          0.08734           0.02417          0.03417          0.04717          0.07984
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            24            0.05150          0.08784           0.02417          0.03417          0.04734          0.08034
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            25            0.05167          0.08834           0.02417          0.03417          0.04750          0.08084
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            26            0.05217          0.08917           0.02433          0.03500          0.04800          0.08151
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            27            0.05267          0.09001           0.02450          0.03583          0.04850          0.08217
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            28            0.05317          0.09084           0.02467          0.03667          0.04900          0.08284
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            29            0.05367          0.09168           0.02483          0.03750          0.04950          0.08351
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            30            0.05417          0.09251           0.02500          0.03833          0.05000          0.08417
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            31            0.05467          0.09351           0.02600          0.04017          0.05050          0.08534
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            32            0.05517          0.09451           0.02700          0.04200          0.05100          0.08651
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            33            0.05567          0.09551           0.02800          0.04384          0.05150          0.08767
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            34            0.05617          0.09651           0.02900          0.04567          0.05200          0.08884
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            35            0.05667          0.09751           0.03000          0.04750          0.05250          0.09001
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            36            0.06017          0.10718           0.03250          0.05350          0.05584          0.09918
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            37            0.06367          0.11685           0.03500          0.05950          0.05917          0.10835
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            38            0.06717          0.12652           0.03750          0.06550          0.06250          0.11751
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            39            0.07067          0.13619           0.04000          0.07151          0.06584          0.12668
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            40            0.07417          0.14585           0.04250          0.07751          0.06917          0.13585
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            41            0.08051          0.16619           0.04700          0.08667          0.07534          0.15436
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            42            0.08684          0.18653           0.05150          0.09584          0.08151          0.17286
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            43            0.09318          0.20688           0.05600          0.10501          0.08767          0.19137
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            44            0.09951          0.22722           0.06050          0.11418          0.09384          0.20988
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            45            0.10584          0.24756           0.06500          0.12335          0.10001          0.22839
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            46            0.11568          0.27458           0.07101          0.13535          0.10918          0.25323
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            47            0.12552          0.30159           0.07701          0.14736          0.11835          0.27808
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            48            0.13535          0.32861           0.08301          0.15936          0.12752          0.30293
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            49            0.14519          0.35563           0.08901          0.17136          0.13669          0.32777
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            50            0.15502          0.38265           0.09501          0.18337          0.14585          0.35262
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            51            0.17036          0.41984           0.10418          0.20087          0.16036          0.38682
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------

                           Male              Male            Female           Female           Unisex           Unisex
         Attained     No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User
            Age

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            52            0.18570          0.45704           0.11335          0.21838          0.17486          0.42101
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            53            0.20104          0.49424           0.12252          0.23589          0.18937          0.45521
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            54            0.21638          0.53145           0.13168          0.25340          0.20387          0.48941
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            55            0.23172          0.56866           0.14085          0.27091          0.21838          0.52361
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            56            0.25140          0.60837           0.15019          0.28675          0.23656          0.55981
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            57            0.27107          0.64809           0.15953          0.30259          0.25473          0.59602
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            58            0.29075          0.68781           0.16886          0.31843          0.27291          0.63223
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            59            0.31043          0.72753           0.17820          0.33428          0.29108          0.66845
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            60            0.33011          0.76725           0.18754          0.35012          0.30926          0.70466
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            61            0.35880          0.81049           0.20404          0.37898          0.33611          0.74589
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            62            0.38748          0.85373           0.22055          0.40783          0.36297          0.78712
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            63            0.41617          0.89697           0.23706          0.43669          0.38982          0.82835
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            64            0.44486          0.94022           0.25356          0.46555          0.41667          0.86959
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            65            0.47356          0.98347           0.27007          0.49441          0.44353          0.91083
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            66            0.53712          1.08534           0.30776          0.52861          0.50309          1.00234
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            67            0.60069          1.18724           0.34545          0.56282          0.56265          1.09386
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            68            0.66427          1.28916           0.38315          0.59702          0.62222          1.18540
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            69            0.72786          1.39110           0.42084          0.63123          0.68180          1.27696
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            70            0.79146          1.49306           0.45854          0.66544          0.74138          1.36854
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            71            0.92018          1.65457           0.53595          0.76976          0.86241          1.52148
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            72            1.04893          1.81613           0.61338          0.87410          0.98347          1.67447
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            73            1.17772          1.97774           0.69081          0.97846          1.10455          1.82750
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            74            1.30654          2.13940           0.76826          1.08284          1.22567          1.98058
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            75            1.43539          2.30112           0.84571          1.18724          1.34681          2.13371
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            76            1.71862          2.55870           1.10171          1.44041          1.62597          2.39070
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            77            2.00200          2.81641           1.35784          1.69370          1.90529          2.64783
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            78            2.28555          3.07426           1.61410          1.94712          2.18476          2.90508
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            79            2.56925          3.33223           1.87049          2.20067          2.46439          3.16247
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            80            2.85312          3.59034           2.12701          2.45434          2.74418          3.41999
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            81            3.37418          4.14528           2.50727          2.90911          3.24416          3.95978
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            82            3.89578          4.70083           2.88782          3.36428          3.74464          4.50016
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            83            4.41793          5.25699           3.26865          3.81987          4.24562          5.04112
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            84            4.94062          5.81377           3.64977          4.27587          4.74710          5.58266
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            85            5.46386          6.37117           4.03119          4.73229          5.24908          6.12478
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            86            6.12225          7.09296           4.57736          5.16454          5.89049          6.80314
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            87            6.78151          7.81578           5.12412          5.59715          6.53273          7.48240
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            88            7.44164          8.53964           5.67148          6.03014          7.17579          8.16259
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            89            8.10262          9.26454           6.21944          6.46351          7.81967          8.84369
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            90            8.76448          9.99049           6.76800          6.89725          8.46438          9.52572
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            91            9.46270          10.84979          7.39512          7.53637          9.15200         10.35173
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            92           10.16189          11.71055          8.02302          8.17631          9.84056         11.17909
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            93           10.86205          12.57278          8.65171          8.81706         10.53006         12.00781
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            94           11.56318          13.43648          9.28118          9.45863         11.22050         12.83789
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            95           12.26528          14.30165          9.91144         10.10101         11.91189         13.66933
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            96           12.89876          15.04173         10.51321         10.71356         12.54048         14.39014
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            97           13.53303          15.78290         11.11570         11.32686         13.16986         15.11197
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            98           14.16810          16.52514         11.71891         11.94090         13.80001         15.83483
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            99           14.80396          17.26847         12.32284         12.55569         14.43096         16.55873
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------

--------------------------------------------------------------------------------
The amounts shown above are current rates per $1,000 of Net Amount at Risk as of the date of this Prospectus. To determine the current monthly cost of insurance charge we multiply these rates by the Net Amount at Risk. To that product, we add the current cost of insurance fee. The charges shown above are applicable for Insureds in the preferred risk class. The current monthly cost of insurance charges for other risk classes are available upon request. Cost of insurance charges for joint life cases are determined using a standard insurance industry method used to derive the applicable charge based on the applicable cost of insurance charge for both Insureds. Current monthly cost of insurance rates for specific proposed joint Insureds are also available on request.

--------------------------------------------------------------------------------

                                   APPENDIX D

   DESCRIPTION OF THE CALCULATION OF CURRENT MONTHLY COST OF INSURANCE CHARGES

We determine the current monthly cost of insurance rate, the currently monthly cost of insurance fee and any underwriting factor as follows:

1. Current monthly cost of insurance rate: The rate depends on a number of factors, as follows.


     |X|  For Policies  with One Insured:  The rates depend on the tobacco usage
          class  and  risk  class  of  the   Insured(s),   the  Age  and,  where
          permissible, gender of the Insured.


     |X| For Policies with Two Insureds: The rates depend on the individual current monthly cost of insurance rates for each Insured.


2. Current monthly cost of insurance fee: The cost of insurance fee is calculated using a "constant", currently $12.00.


3. Underwriting factor: We reserve the right to multiply the current cost of insurance rate by an underwriting factor. The underwriting factor for Policies that are fully underwritten would be one, which results in no change to the rate.


The following is an example of how we calculate the monthly cost of insurance deduction. Assume for this example that: (1) the Policy is issued using Death Benefit Option A with a Specified Amount of $80,000; (2) on the applicable Monthly Processing Day, the Death Benefit equals the Specified Amount; (3) the then current Account Value is $10,000; (4) there is one male Insured, who is currently Age 55 (gender specific cost of insurance rates are used); and (5) the Insured is in the "no tobacco usage" class and is in the preferred risk class.


     |X| We look up the current monthly cost of insurance rate for the Insured. As of the date of this Prospectus, the current monthly cost of insurance rate for a 55 year old male nonsmoker Insured is $.23172 per thousand of Net Amount at Risk.

     |X| If applicable, we multiply the rate shown in (a) times the applicable current underwriting factor.

     |X| We multiply (a), or, if applicable, the result of (b), times the Net Amount at Risk*. The result is 16.16.

     |X|  We add the current "constant" of $12.00 to (c), resulting in $28.16.


     |X| We look up the contractually guaranteed maximum monthly cost of insurance charge for the Insured. In this case, we look up the charge for a 55 year old male in the "no tobacco usage" class and the preferred risk class. That charge is .68759 per $1,000 Net Amount at Risk.


     |X| We multiply the rate shown in (e) times the Net Amount at Risk*. The result is 47.95.

     |X| We compare the result in (d) and (f). The lower of the two amounts is the current monthly cost of insurance for the Insured. In this example, the current cost of insurance is, therefore, $28.16.


* We determine the Net Amount at Risk for purposes of determining cost of insurance charges by subtracting the Account Value from the Death Benefit discounted to the beginning of the Policy Month at the rate of 4% per year. In this example, the Amount at Risk is $69,739.

                                   APPENDIX E

        MAXIMUM ANNUAL ASSESSABLE PREMIUMS PER $1,000 OF SPECIFIED AMOUNT

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
                           Male              Male            Female           Female           Unisex           Unisex
           Issue      No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User
            Age
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             0              N/A             15.27              N/A             12.22             N/A             14.67
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             1              N/A             15.48              N/A             12.42             N/A             14.88
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             2              N/A             15.94              N/A             12.79             N/A             15.33
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             3              N/A             16.44              N/A             13.19             N/A             15.80
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             4              N/A             16.95              N/A             13.60             N/A             16.30
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             5              N/A             17.50              N/A             14.03             N/A             16.82
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             6              N/A             18.07              N/A             14.48             N/A             17.37
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             7              N/A             18.67              N/A             14.95             N/A             17.95
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             8              N/A             19.31              N/A             15.45             N/A             18.56
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
             9              N/A             19.98              N/A             15.97             N/A             19.20
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            10              N/A             20.68              N/A             16.51             N/A             19.87
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            11              N/A             21.41              N/A             17.07             N/A             20.56
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            12              N/A             22.17              N/A             17.66             N/A             21.29
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            13              N/A             22.94              N/A             18.26             N/A             22.03
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            14              N/A             23.73              N/A             18.89             N/A             22.78
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            15              N/A             24.53              N/A             19.53             N/A             23.55
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            16             20.48            25.33             17.75            20.19            19.94            24.32
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            17             21.09            26.09             18.33            20.86            20.55            25.06
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            18             21.72            26.85             18.94            21.55            21.17            25.81
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            19             22.36            27.63             19.56            22.26            21.81            26.58
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            20             23.03            28.44             20.21            23.00            22.47            27.36
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            21             23.72            29.26             20.87            23.76            23.15            28.18
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            22             24.44            30.13             21.57            24.55            23.87            29.03
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            23             25.19            31.03             22.29            25.37            24.61            29.91
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            24             25.98            31.98             23.03            26.22            25.40            30.84
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            25             26.81            32.98             23.81            27.10            26.21            31.82
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            26             27.68            34.03             24.62            28.02            27.07            32.84
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            27             28.60            35.13             25.45            28.96            27.97            33.91
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            28             29.55            36.28             26.32            29.94            28.91            35.03
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            29             30.55            37.49             27.21            30.96            29.88            36.20
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            30             31.59            38.74             28.14            32.01            30.90            37.41
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            31             32.67            40.05             29.11            33.10            31.96            38.67
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            32             33.79            41.40             30.11            34.22            33.06            39.98
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            33             34.96            42.81             31.15            35.39            34.20            41.33
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            34             36.17            44.26             32.23            36.60            35.39            42.74
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            35             37.43            45.77             33.34            37.84            36.61            44.19
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            36             38.73            47.32             34.50            39.14            37.88            45.69
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            37             40.07            48.93             35.69            40.47            39.20            47.24
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            38             41.46            50.58             36.92            41.83            40.55            48.84
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            39             42.89            52.28             38.18            43.23            41.95            50.48
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            40             44.38            54.03             39.49            44.67            43.40            52.16
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            41             45.90            55.83             40.83            46.13            44.89            53.89
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            42             47.48            57.66             42.20            47.62            46.42            55.66
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            43             49.10            59.55             43.62            49.15            48.00            57.47
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            44             50.78            61.48             45.07            50.70            49.63            59.32
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            45             52.50            63.45             46.57            52.29            51.32            61.21
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            46             54.28            65.47             48.12            53.93            53.05            63.14
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            47             56.11            67.54             49.71            55.60            54.83            65.13
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            48             58.00            69.66             51.35            57.31            56.67            67.17
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            49             59.96            71.85             53.04            59.08            58.57            69.26
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            50             61.97            74.09             54.79            60.88            60.53            71.41
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            51             64.05            76.41             56.58            62.74            62.55            73.61
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            52             66.19            78.78             58.43            64.64            64.63            75.88
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------

                           Male              Male            Female           Female           Unisex           Unisex
           Issue      No Tobacco Use     Tobacco User    No Tobacco Use    Tobacco User    No Tobacco Use    Tobacco User
            Age

       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            53             68.39            81.21             60.32            66.57            66.77            78.19
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            54             70.66            83.69             62.26            68.55            68.96            80.55
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            55             72.99            86.22             64.25            70.56            71.22            82.95
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            56             75.38            88.80             66.30            72.61            73.54            85.40
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            57             77.84            91.45             68.40            74.72            75.92            87.90
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            58             80.38            94.16             70.58            76.90            78.38            90.47
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            59             83.00            96.97             72.84            79.18            80.91            93.13
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            60             85.70            99.88             75.20            81.56            83.54            95.88
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            61             88.50            102.91            77.66            84.05            86.26            98.74
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            62             91.40            106.03            80.21            86.65            89.07           101.70
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            63             94.38            109.25            82.85            89.33            91.96           104.73
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            64             97.46            112.56            85.55            92.06            94.95           107.83
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            65            100.63            115.93            88.32            94.84            98.01           110.99
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            66            103.90            119.40            91.15            97.66           101.17           114.21
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            67            107.30            122.98            94.07           100.57           104.43           117.53
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            68            110.85            126.72            97.12           103.62           107.84           120.98
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            69            114.60            130.67           100.34           106.85           111.43           124.62
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            70            118.55            134.87           103.76           110.32           115.22           128.48
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            71            122.74            139.33           107.40           114.06           119.24           132.59
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            72            127.16            144.06           111.27           118.05           123.48           136.93
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            73            131.80            149.01           115.36           122.26           127.92           141.47
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            74            136.63            154.15           119.65           126.66           132.55           146.18
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            75            141.64            156.53           124.15           131.24           137.35           151.01
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            76            146.86            156.00           128.86           136.01           142.36           155.77
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            77            149.50            155.48           133.84           141.01           147.63           154.88
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            78            148.62            155.07           139.18           146.34           148.31           154.06
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            79            147.95            154.86           143.80           146.45           147.44           153.38
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------
            80            147.53            154.81           142.69           145.54           146.79           152.84
       -------------- ---------------- ----------------- ---------------- ---------------- ---------------- ----------------


--------------------------------------------------------------------------------
The Maximum Annual Assessable Premium depends on the Age, tobacco usage class, risk class and, where permitted, gender of the Insured. The amounts shown above are applicable for Insureds in the preferred risk class. The Maximum Annual Assessable Premium for Insureds in a substandard risk class are higher than for Insureds in a preferred risk class.
--------------------------------------------------------------------------------

                                   APPENDIX F

             HYPOTHETICAL ILLUSTRATION OF ACCELERATED DEATH BENEFIT

The following are hypothetical illustrations of the impact of payments made to the Insured under the accelerated death benefit provision of the Policy. The first hypothetical illustration assumes the Insured is a female, age 45 as of the Policy Date. The second hypothetical illustration assumes the Insured is a male, age 65 as of the Policy Date. The following other assumptions apply to both hypothetical illustrations:

     1. Premiums of $5,000 per year were paid as of the first day of each Policy Year, and the premium tax charged on each Premium was 1.75%. DAC tax also was charged in relation to each Premium.

     2. Each Policy was issued in the no tobacco usage class and preferred risk class. Cost of insurance rates differ by gender and there is no change to the current cost of insurance rates during the period covered by the example.

     3. The Death Benefit Option in effect throughout the life of the Policy is Option A.

     4. The Specified Amount is $100,000 and has remained constant since the Policy Date.

     5. The provision is exercised as of the day preceding the 10th Policy Anniversary.

     6. The investment options in which Account Value was allocated have grown on a constant basis since the Policy Date at an annualized rate of 8% per year.

     7. There have been no loans or loan repayments and no amounts have been withdrawn.

     8. 50% of the maximum available amount is taken pursuant to the accelerated death benefit provision.

     9. The 12-month interest rate discount used in the calculation of the benefit assumes interest at 6% per year, compounded yearly.

                                                                  ------------------------- -------------------------
                                                                       Female Age 45              Male Age 65
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Account Value Before the Accelerated Death Benefit is            $62,103                   $54,697
         Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Cash Value Before the Accelerated Death Benefit is Paid          $61,638                   $54,197
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Maximum Amount Available For a Loan Before the                   $55,474                   $48,777
         Accelerated Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Specified Amount Before the Accelerated Death Benefit            $100,000                  $100,000
         is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Minimum Required Death Benefit Before the Accelerated            $155,517                  $74,430
         Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Guaranteed Minimum Death Benefit Before the                      $59,267                   $52,795
         Accelerated Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Death Benefit Before the Accelerated Death Benefit is            $155,517                  $100,000
         Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Maximum Amount Available as the Accelerated Death                $77,759                   $50,000
         Benefit
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Amount of Accelerated Death Benefit                              $38,879                   $25,000
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Amount Paid as the Accelerated  Death Benefit                    $36,679                   $23,585
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Account Value After the Accelerated Death Benefit is             $46,577                   $41,023
         Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Cash Value After the Accelerated Death Benefit is Paid           $46,229                   $40,648
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Maximum Amount Available For a Loan After the                    $41,606                   $36,583
         Accelerated Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Specified Amount After the Accelerated Death Benefit             $75,000                   $75,000
         is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Minimum Required Death Benefit After the Accelerated             $116,637                  $55,822
         Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------
         -------------------------------------------------------- ------------------------- -------------------------
         Guaranteed Minimum Death Benefit After the Accelerated           $44,450                   $39,596
         Death Benefit is Paid
         -------------------------------------------------------- ------------------------- -------------------------


ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
 representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or


                       customerservice@americanskandia.com


Issued by:                                                          Serviced at:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                              Telephone: 1-800-752-6342


http://www.americanskandia.com                    http://www.americanskandia.com


                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888


                         http://www.americanskandia.com






                           PART II - OTHER INFORMATION

                       CONTENTS OF REGISTRATION STATEMENT

         This  registration   statement   comprises  the  following  papers  and
documents:

         The facing sheet.

         The prospectus consisting of 122 pages.

         Representations and Undertakings.

         The signatures.

         Written consents of the following persons:



         Counsel                    FILED HEREWITH
         Ernst & Young LLP          FILED HEREWITH
         Corporate Actuary          FILED HEREWITH



         The following  exhibits which correspond to those required by paragraph
A of the instructions for exhibits to Form N-8B-2:

         1.       A.       (1)      Resolution  of the Board of Directors of the
                                    Company are  incorporated  by  reference  to
                                    Registration  Statement No.  333-38119 filed
                                    via EDGAR October 17, 1997.

                           (2)      Not applicable.

                           (3)      Distributing contracts:
                                    (a)     Principal Underwriting Agreement incorporated by reference to Registration Statement No. 333-38119 filed via EDGAR October 17,
                                            1997.
                                    (b)     Form  of  Revised  Dealer  Agreement
                                            being    filed   via   EDGAR    with
                                            Post-Effective  Amendment  No.  7 to
                                            Registration Statement No. 33-87010 on April 24, 1998.

                                     (c)   Not applicable.

                           (4)      Not applicable.

                           (5)      Form of Flexible Premium Variable Life Insurance Policy
                                    (a)      Single Life Version incorporated by
                                             reference to Registration Statement
                                             No.   333-58703   filed  via  EDGAR
                                             November 17, 1998.

                                    (b)      Last Survivor Version  incorporated
                                             by   reference   to    Registration
                                             Statement No.  333-58703  filed via
                                             EDGAR November 17, 1998.


                           (6)      Articles of Incorporation and By-laws of American Skandia Life Assurance
                                    Corporation, incorporated by reference to Post-Effective Amendment No. 6 to Registration
                                    Statement No. 33-87010, filed VIA EDGAR on March 2, 1998.

                           (7)      Not applicable.

                           (8)      Not applicable.

                           (9)      Other material contracts.          Not applicable

                           (10)     Form of Application for Flexible Premium Variable Life Insurance
                                    Policy filed via EDGAR with Pre-Effective No 2 to Registration Statement No. 333-58703
                                    on January 4, 1999
 .
                           (11)     Memorandum     describing    transfer    and
                                    redemption  procedures  is  incorporated  by
                                    reference  to  Registration   Statement  No.
                                    333-58703 filed VIA Edgar on July 8, 1998.

                           (12)     Hypothetical    Illustrations    of    Death
                                    Benefits, Account Values and Cash Values
                                                                  FILED HEREWITH

         2.       Opinion and Consent of Counsel.                 FILED HEREWITH


         3. No financial statements are to be omitted from the prospectus pursuant to instruction 1(b) or 1(c) of the instructions as to the prospectus.

         4.       Not applicable.

         5.       Financial Data Schedule                         FILED HEREWITH

         6.       Not applicable.

         7.       Opinion and Consent of certifying actuary.      FILED HEREWITH

         8.       Opinion  and Consent of Ernst & Young LLP       FILED HEREWITH



         9.    a)  Powers  of  Attorney   are   incorporated   by  reference  to
               Registration  Statement No. 333-38119 filed via EDGAR October 17,
               1997.
               b)   Directors   Kennedy   and   Winson   filed  via  EDGAR  with
               Post-Effective  Amendment  No. 4 to  Registration  Statement  No.
               333-25733.



                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     RULE 484 UNDERTAKING ON INDEMNIFICATION

Article XIII of the By-laws of American Skandia Life Assurance Corporation, a Connecticut corporation, (the "Corporation") provides for indemnification of its officers, directors, and employees as follows:

SECTION 1.         Proceedings Other Than by or in the Right of the Corporation.

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigate (other than an action by or in the right of the Corporation) by reason of the fact that he, or the person whose representative he is, is or was a shareholder, director, officer, employee or agent of the Corporation, or is or was serving solely at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines, penalties, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if the person is successful on the merits in the defense of the proceeding or as provided in
Section 3 hereof, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, the person had no reasonable cause to believe his conduct was unlawful or if upon application to the court as provided in Section 5 hereof, the court shall have determined that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine; except that, in connection with an alleged claim based upon his purchase or sale of securities of the Corporation or of another enterprise, which he serves or served at the request of the Corporation, the Corporation shall only indemnify such person after the court shall have determined, on application as provided in
Section 5 hereof, that in view of all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or of the participants and beneficiaries of such employee benefit plan or trust and consistent with the provisions of such employee benefit plan or trust, or, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

SECTION 2.                 Proceedings by or in the Right of the Corporation.

The Corporation shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by or in the right of the Corporation, to procure a judgment in its favor by reason of the fact that he, or the person whose legal representative he is, is or was a shareholder, director, officer, employee or agent of the Corporation, or is or was serving solely at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, against expenses (including attorney fees) actually and reasonably incurred by him in connection with such proceeding in relation to matters as to which such person, or the person whose legal representative his is, is finally adjudged not to have breached his duty to the Corporation, or where the court, on application as provided in Section 6 hereof, shall have determined that in view or all the circumstances such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. The Corporation shall not so indemnify any such person for amounts paid to the Corporation, to a plaintiff or to counsel for a plaintiff in settling or otherwise disposing of a proceeding, with or without court approval; or for expenses incurred in defending a proceeding which is settled or otherwise disposed of without court approval.

SECTION 3.                 Determination of Right of Indemnification.

The conclusion provided for in Section 1 hereof may be reached by any of the following: (1) The Board of Directors of the Corporation by a consent in writing signed by a majority of those directors who were not parties to such proceeding;
(2) independent legal counsel selected by a consent in writing signed by a majority of those directors who were not parties to such proceeding; (3) in the case of any employee or agent who is not an officer or director of the Corporation, the Corporation's general counsel; or (4) the shareholders of the Corporation by the affirmative vote of at least a majority of the voting power of shares not owned by parties to such proceeding, represented at an annual or special meeting of shareholders, duly called with notice of such purpose stated. Such person shall also be entitled to apply to a court for such conclusion, upon application as provided in Section 5 hereof, even though the conclusion reached by any of the foregoing shall have been adverse to him or to the person whose legal representative he is.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                         REPRESENTATION AND UNDERTAKING

The Registrant and the Company hereby make the following representations and undertakings:

(a) This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940 (the "Act"). The Registrant and the Company elect to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Act with respect to the Policies described in the prospectus. The Policies are designed in such a way as to qualify for the exemptive relief from various provisions of the Act afforded by Rule 6e-3(T).

(b) The Company is relying on Paragraph (b)(13)(iii)(F) of Rule 6e-3(T) for the deduction of the mortality and expense risk charges ("risk charges")assumed by the Company under the Policies. The Company represents that the risk charges are reasonable in relation to all of the risks assumed by the issuer under the Policies. (Paragraph (b)(13)(iii)(F)(2)(ii)). Actuarial memoranda demonstrating the reasonableness of these charges are maintained by the Company, and will be made available to the Securities and Exchange Commission (the "Commission") on request.
(Paragraph (b)(13)(iii)(F)(3).

(c) The Company has concluded that there is a reasonable likelihood that the distribution financing arrangement of the separate account will benefit the separate account and the contractholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.
(Paragraph (b)(13)(iii)(F)(4)(ii)(A).

(d) The Company represents that the separate account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses. (Paragraph (b)(13)(iii)(F)(4)(ii)(B)(2).

(e) Pursuant to Rule 26(e) under the Act, the Company hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.


                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Shelton, State of Connecticut, on the 27th day of April, 2000.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               SEPARATE ACCOUNT F
                                  (Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                   (Depositor)


By:/s/Lincoln R. Collins              Attest: /s/Kathleen A. Chapman
      Lincoln R. Collins,                        Kathleen A. Chapman,
      Senior Vice President                   Assistant Corporate Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

          Signature                   Title                              Date
                          (Principal Executive Officer)

       Jan R. Carendi*          Chief Executive Officer,          April 27, 2000
      Jan R. Carendi       Chairman of the Board and Director

                          (Principal Financial Officer)
  /s/Thomas M. Mazzaferro Executive Vice President and            April 27, 2000
     Thomas M. Mazzaferro      Chief Financial Officer

                         (Principal Accounting Officer)
  /s/David R. Monroe        Treasurer, Vice President             April 27, 2000
     David R. Monroe          and Controller

                              (Board of Directors)

Jan. R. Carendi*          Gordon C. Boronow*            Malcolm M. Campbell*
----------------          ------------------            --------------------
Jan. R. Carendi           Gordon C. Boronow             Malcolm M. Campbell

Henrik Danckwardt*        Amanda C. Sutyak*             Wade A. Dokken*
------------------        -----------------             ---------------
Henrik Danckwardt         Amanda C. Sutyak              Wade A. Dokken

Thomas M. Mazzaferro*     Gunnar Moberg*                Bayard F. Tracy*
---------------------     --------------                ----------------
Thomas M. Mazzaferro      Gunnar Moberg                 Bayard F. Tracy

Anders Soderstrom*        C. Ake Svensson*              Lincoln R. Collins*
------------------        ----------------              -------------------
Anders Soderstrom         C. Ake Svensson               Lincoln R. Collins

T. Richard Kennedy**      Brett M. Winson**
--------------------      -----------------
T. Richard Kennedy        Brett M. Winson

                         */**By: /s/Kathleen A. Chapman
                         ------------------------------
                                Kathleen A. Chapman


               *Pursuant to Powers of Attorney filed with Initial
                      Registration Statement No. 333-38119.
  **Pursuant to Power of Attorney filed with Post-Effective Amendment No. 4 to
                      Registration Statement No. 333-25733